SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

     Pre-Effective Amendment No.
                                   ------

     Post-Effective Amendment No.   44
                                   ------
                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/

     Amendment No.   43
                    ------
               (Check appropriate box or boxes.)

COUNTRYWIDE TAX-FREE TRUST File Nos. 2-72101 and 811-3174
------------------------------------------------------------

312 Walnut Street, 21st Floor, Cincinnati, Ohio   45202
-------------------------------------------------------
(Address of Principal Executive Offices)     Zip Code

Registrant's Telephone Number, including Area Code:(513) 629-2000
                                                    ---------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202
----------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
//  on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Risk/Return Summary, Investment Strategies and
                         Related Risks
3....................... Risk/Return Summary: Fee Table
4....................... Investment Objectives, Investment Strategies and
                         Related Risks
5....................... None
6....................... Operation of the Funds
7....................... Calculation of Share Price and Public Offering Price,
                         How to Purchase Shares, How to Redeem Shares, Dividends
                         and Distributions, Taxes, Subaccounting Services,
                         Application
8....................... How to Purchase Shares, How to Redeem Shares, How to
                         Exchange Shares, Distribution Plan(s)
9....................... Financial Highlights

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page, Table of Contents
11...................... The Trust
12...................... The Trust, Municipal Obligations, Quality Ratings of
                         Municipal Obligations, Definitions, Policies and Risk
                         Considerations, Investment Limitations, Insurance on
                         the Ohio Insured Tax-Free Fund's Securities, Portfolio
                         Turnover
13...................... Trustees and Officers
14...................... Principal Security Holders
15...................... The Investment Adviser and Underwriter,
                         Distribution Plans, Custodian, Accountants,
                         Transfer Agent, Securities Transactions
16...................... Securities Transactions
17...................... The Trust
18...................... Calculation of Share Price and Public Offering Price,
                         Other Purchase Information, Redemption in Kind
19...................... Taxes
20...................... The Investment Adviser and Underwriter
21...................... Historical Performance Information, Tax
                         Equivalent Yield Tables
22...................... Annual Report

                                   Tax-Exempt









                                   PROSPECTUS

  Tax-Free Money Fund

  Tax-Free
  Intermediate Term Fund

                                November 1, 1999

                               [logo] COUNTRYWIDE
                                   INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                             PROSPECTUS
                                                             November 1, 1999

                           COUNTRYWIDE TAX-FREE TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                                  800-543-0407

                               TAX-FREE MONEY FUND
                         TAX-FREE INTERMEDIATE TERM FUND

TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................
RISK/RETURN SUMMARY: FEE TABLE................................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS.................
HOW TO PURCHASE SHARES........................................................
HOW TO REDEEM SHARES..........................................................
HOW TO EXCHANGE SHARES........................................................
DIVIDENDS AND DISTRIBUTIONS...................................................
TAXES.........................................................................
OPERATION OF THE FUNDS........................................................
DISTRIBUTION PLANS............................................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................
FINANCIAL HIGHLIGHTS..........................................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
-------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The TAX-FREE MONEY FUND seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital.

The TAX-FREE INTERMEDIATE TERM FUND seeks high current income exempt from federal income tax, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, each Fund will invest so that at least 80% of its annual income will be exempt from federal income tax. Each Fund will invest primarily in municipal obligations, which are debt obligations issued by states and territories of the United States which pay interest that is exempt from federal income tax.

The TAX-FREE MONEY FUND will invest primarily in high-quality, short-term municipal obligations. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

The TAX-FREE INTERMEDIATE FUND will invest primarily in high-grade municipal obligations with remaining maturities of 20 years or less. Under normal market conditions, the Fund will attempt to maintain an average weighted maturity of between 3 and 10 years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

INVESTMENT RISKS COMMON TO BOTH FUNDS. Each Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market. Each Fund is subject to the risk that an issuer of a municipal obligation could default on its obligation to pay interest and repay principal. This could cause the value of a Fund's share price to decrease.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax- Free Money Fund seeks to preserve the value of your investment at

$1.00 per share, it is possible to lose money by investing in the Fund.

SPECIAL RISKS OF INVESTING IN THE TAX-FREE INTERMEDIATE TERM FUND. The Tax-Free Intermediate Term Fund's share price will fluctuate due to changes in economic conditions, interest rates, political conditions and other conditions affecting the performance of the bond market. In general, bond prices rise when interest rates fall and bond prices fall when interest rates rise. This effect is usually more pronounced for longer-term securities. As with any investment in the bond market, there is a risk that you may lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year during the past ten years and by showing how the average annual returns of the Tax-Free Intermediate Term Fund compare to those of a broad-based securities market index. The Funds' past performance is not necessarily an indication of their future performance.

TAX-FREE MONEY FUND (BAR CHART)

5.84%   5.56%   4.38%   2.82%   2.09%   2.49%   3.40%   2.92%   2.97%   2.98%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

During the period shown in the bar chart, the highest return for a quarter was 1.50% during the quarter ended June 30, 1989 and the lowest return for a quarter was 0.47% during the quarter ended September 30, 1993.

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

TAX-FREE INTERMEDIATE TERM FUND - CLASS A (BAR CHART)

8.95%   5.92%   11.01%  8.76%  12.59%  -5.37%  15.86%   3.07%   7.20%   5.54%
1989    1990     1991   1992    1993    1994    1995    1996    1997    1998

The total returns shown above do not reflect the sales load on Class A shares and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 4.35% during the quarter ended March 31, 1995 and the lowest return for a quarter was -3.37% during the quarter ended March 31, 1994.

The year-to-date return of the Fund's Class A shares as of September 30, 1999 is _____%.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 1998

                                One       Five        Ten       Since
                                Year      Years      Years    Inception*
                                ----      -----      -----    ----------
Tax-Free Money Fund            2.98%      2.95%      3.54%       N/A

Tax-Free Intermediate Term     2.97%      4.17%      6.18%      6.29%
  Fund Class A
Lehman Brothers 5-Year
  Municipal General
  Obligation Bond Index       -----%     -----%     -----%     -----%

Tax-Free Intermediate Term     4.29%        --         --       3.90%
  Fund Class C
Lehman Brothers 5-Year
  Municipal General
  Obligation Bond Index       -----%     -----%     -----%     -----%

* Inception date for Tax-Free Intermediate Term Fund Class A was September 10, 1981 and Class C was February 1, 1994.

RISK/RETURN SUMMARY: FEE TABLE
------------------------------

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

TAX-FREE MONEY FUND

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Load Imposed on Purchases. . . . . . . . . . . . . .  None
     Sales Load Imposed on Reinvested Dividends . . . . . . . .  None
     Redemption Fee . . . . . . . . . . . . . . . . . . . . . .  None*
     Exchange Fee . . . . . . . . . . . . . . . . . . . . . . .  None
     Check Redemption Processing Fee (per check):
       First six checks per month . . . . . . . . . . . . . . .  None
       Additional checks per month. . . . . . . . . . . . . . . $0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees. . . . . . . . . . . . . . . . . . . . .   .50%
     Distribution (12b-1) Fees. . . . . . . . . . . . . . . .   .01%
     Other Expenses . . . . . . . . . . . . . . . . . . . . .   .44%
                                                                ----
     Total Annual Fund Operating Expenses . . . . . . . . . .   .95%(A)
                                                                ====

(A) After waivers of management fees by the Adviser, total operating expenses were .89% for the fiscal year ended June 30, 1999. The Adviser may discontinue these fee waivers at any time.

TAX-FREE INTERMEDIATE TERM FUND

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 Class A   Class C
                                                 Shares    Shares
                                                 ------    ------
Maximum Sales Load . . . . . . . . . . . . . . .  4.75%    2.25%
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . .  4.75%    1.25%
Maximum Deferred Sales Load
(as a percentage of original purchase price) . .  None*    1.00%
Sales Load Imposed on Reinvested Dividends . . .  None     None
Redemption Fee . . . . . . . . . . . . . . . . .  None**   None**
Exchange Fee . . . . . . . . . . . . . . . . . .  None     None

* If you purchase $1 million or more shares and do not pay a front-end sales load, you may be subject to a deferred sales load of 1% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares.
** You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                             Class A   Class C
                                             Shares    Shares
                                             ------    ------
Management Fees. . . . . . . . . . . . . .    .50%     .50%
Distribution (12b-1) Fees. . . . . . . . .    .09%     .53%
Other Expenses . . . . . . . . . . . . . .    .40%     .71%
                                              ----    -----
Total Operating Expenses . . . . . . . . .    .99%    1.74%
                                              ====    =====

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Tax-Free       Tax-Free Intermediate Term Fund
                    Money          Class A        Class C
                     Fund          Shares         Shares
                     ----          ------         ------
 1 Year             $  97          $  571         $  400
 3 Years              303             775            666
 5 Years              525             996          1,057
10 Years            1,166           1,630          2,151

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES

The TAX-FREE MONEY FUND seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital.

The TAX-FREE INTERMEDIATE TERM FUND seeks high current income exempt from federal income tax, consistent with protection of capital. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Tax-Free Intermediate Term Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Tax-Free Intermediate Term Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

INVESTMENT STRATEGIES

It is a fundamental policy that, under normal market conditions, each Fund will invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimal tax. This policy may not be changed without the approval of the applicable Fund's shareholders.

TAX-FREE MONEY FUND
The Tax-Free Money Fund will invest primarily in high-quality, short-term municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

The Tax-Free Money Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o    The Fund's dollar-weighted average maturity will be 90 days or less.

o    The Fund will only invest in obligations which mature in 13 months or less.

TAX-FREE INTERMEDIATE TERM FUND
The Tax-Free Intermediate Term Fund will invest primarily in high-grade municipal obligations with remaining maturities of 20 years or less. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between 3 and 10 years, although the Fund may invest in securities of any maturity, including tax-exempt notes and tax-exempt commercial paper. If the Adviser determines that market conditions warrant a shorter or longer dollar-weighted average maturity, the Fund's investments will be adjusted accordingly.

The Adviser will invest in municipal obligations and other securities which are rated within the three highest rating categories by a national rating agency. If the rating of an obligation purchased by the Fund is reduced below the three highest rating categories, the Fund will sell that obligation, subject to the Adviser's assessment of the most opportune time for sale. The Fund may also purchase obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality.

INVESTMENT  STRATEGIES  COMMON TO BOTH FUNDS
MUNICIPAL OBLIGATIONS. Municipal obligations are debt obligations issued by a U.S. state or territory and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax. Municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be issued to finance various private activities, including the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Funds may also include floating and variable rate municipal obligations, when-issued obligations, obligations with puts attached and, for the Tax-Free Intermediate Term Fund, lease obligations.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit a Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet a Fund's demand for repayment of principal and interest.

o When-Issued obligations are obligations which are paid for and delivered within 15 to 45 days after the date of their purchase. Each Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Funds will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

o Lease Obligations are municipal obligations which constitute participations in lease obligations of municipalities to acquire land and a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate for and make the payments due under the obligation. However, lease obligations may contain non- appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for this purpose on an annual basis. The Tax-Free Intermediate Fund may invest in lease obligations.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, each Fund may invest, as the Adviser deems necessary, in taxable, short-term, high-quality securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements. The Fund may invest in these taxable securities when, for example, due to market conditions municipal obligations are temporarily unavailable for purchase, pending investment of proceeds of sales of Fund shares or portfolio securities or in anticipation of redemptions. Interest earned from these securities will be taxable to investors. However, each Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax, including shares of investment companies whose dividends are tax-exempt. When taking such a temporary defensive position, a Fund may not achieve its investment objective.

RISK CONSIDERATIONS

RISK CONSIDERATIONS COMMON TO BOTH FUNDS
INTEREST RATE RISK. The Tax-Free Money Fund's yield and the Tax- Free Intermediate Term Fund's yield, share price and total return will fluctuate due to changes in interest rates. Generally, the Tax-Free Money Fund's yield will increase when interest rates increase and will decrease when interest rates decrease. Generally, the Tax-Free Intermediate Term Fund's share price will increase when interest rates decrease and will decrease when interest rates increase. This effect is usually more pronounced for longer-term securities.

CREDIT RISK. A deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause a Fund's share price to decrease. Although the Tax-Free Money Fund seeks to keep its share price constant at $1.00 per share, there is no assurance that the Fund will be able to do so. Each Fund's ability to achieve its investment objective depends to a great extent on the ability of an issuer of a municipal obligation to meet its scheduled payments of principal and interest.

Municipal obligations purchased by the Funds may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of a Fund's portfolio securities.

CONCENTRATION RISK. Each Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, neither Fund will invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Funds so as to adversely affect their shareholders, the Funds would reevaluate their investment objective and policies and submit possible changes in the Funds' structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, each Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

SPECIAL RISKS OF INVESTING IN THE TAX-FREE INTERMEDIATE TERM FUND. The Tax-Free Intermediate Term Fund may purchase securities which have lower ratings and longer maturities than securities purchased by the Tax-Free Money Fund. Although lower- rated securities and securities with longer maturities will generally have higher yields than higher rated securities with shorter maturities, they are subject to a higher degree of market fluctuation. As a result, there is a possibility of greater fluctuation in the Tax-Free Intermediate Term Fund's share price. When you redeem your shares in the Tax-Free Intermediate Term Fund, they may be worth more or less than what you paid for them.

The Tax-Free Intermediate Term Fund may purchase municipal lease obligations, which are obligations issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of a default on the lease obligation.

HOW TO PURCHASE SHARES
----------------------

You may open an account with the Funds by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for less than the minimum amount required for regular accounts.

Automatic Investment Plan
-------------------------
You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

MINIMUM INVESTMENT REQUIREMENTS
                                          Initial     Additional
                                          -------     ----------
Regular Accounts                          $1,000         None

Accounts for Countrywide Affiliates       $   50         None

Automatic Investment Plan                 $   50         $ 50

Direct Deposit Plans
--------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund.

InvestPlus(R) Plan
------------------
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Funds by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

Cash Sweep Program (Tax-Free Money Fund only)
-----------------------------------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Tax-Free Money Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

OPENING A NEW ACCOUNT. You may open an account directly with a Fund or through your broker-dealer.

To open an account directly with a Fund, please follow the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest and, for the Tax-Free Intermediate Term Fund, the class of shares you want to purchase. If you do not indicate which class you want to purchase in the Tax-Free Intermediate Term Fund, we will invest your purchase in Class A shares.

2. Write a check for your initial investment to either the "Tax-Free Money Fund" or the "Tax-Free Intermediate Term Fund." Mail your completed Account Application and your check to the following address:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

You may also open an account through your broker-dealer. It is the responsibility of broker-dealers to send properly completed orders. If you open an account through your broker-dealer, you may be charged a fee by your broker-dealer.

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above, by wire or through your broker-dealer. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend in the Tax-Free Money Fund on the day you wire an investment if you notify the Transfer Agent of your wire by 4:00 p.m., Eastern time, on the previous business day, or by 12:00 noon, Eastern time, on the same day of your wire if your wire is sent by a bank that has made appropriate arrangements with the Transfer Agent. Your purchase in the Tax-Free Money Fund will be priced based upon the NAV after a proper order is received.

     o We price direct purchases in the Tax-Free Intermediate Term Fund based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received from broker-dealers before 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from broker-dealers after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o    Certificates for shares are no longer issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Funds' account application contains provisions in favor of the Funds, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

Choosing a Share Class (Tax-Free Intermediate Term Fund Only)
-------------------------------------------------------------

The Tax-Free Intermediate Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Shares of the Tax- Free Intermediate Term Fund purchased before February 1, 1994 are Class A shares. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in the Fund. If you do not plan to hold your shares in the Fund for a long time (less than 4 1/4 years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund,although you will pay higher distribution fees. If you plan to hold your shares in the Fund for more than 4 1/4 years, it may be better to purchase Class A shares, since after 4 1/4 years your accumulated distribution fees may be more than the sales load paid on your purchase.

When determining which class of shares to purchase, you may want to consider the services provided by your financial adviser and the compensation provided to financial advisers under each share class. Countrywide Investments works with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Countrywide Investments believes that these value-added services can greatly benefit you through market cycles and Countrywide will work diligently with your chosen financial adviser. Countrywide Investments has a financial adviser referral service available, at no cost, to help you choose a financial adviser in your area, if you do not have one.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

--------------------------------------------------------------------------------
CLASS            SALES LOAD                       12b-1 FEE
--------------------------------------------------------------------------------

A      Maximum of 4.75% initial                     0.25%
       sales load reduced for purchases
       of $50,000 and over; shares sold
       without an initial sales load may
       be subject to a 1.00% contingent
       deferred sales load during first
       year if a commission was paid to
       a dealer

C      1.25% initial sales load; 1.00%              1.00%
       contingent deferred sales load
       during first year
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

Class A Shares
--------------
Class A shares of the Tax-Free Intermediate Term Fund are sold at NAV plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the Adviser to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class A shares.

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened after July 31, 1999:


                                                    Which        Dealer
                                 Percentage      Equals this   Reallowance
                                  Deducted       Percentage   as Percentage
                                 for Sales       of Your Net   of Offering
Amount of Investment                Load         Investment       Price
--------------------                ----         ----------       -----
Less than $50,000                   4.75%          4.99%          4.00%
$50,000 but less than $100,000      4.50           4.72           3.75
$100,000 but less than $250,000     3.50           3.63           2.75
$250,000 but less than $500,000     2.95           3.04           2.25
$500,000 but less than $1,000,000   2.25           2.31           1.75
$1,000,000 or more                  None           None

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened before August 1, 1999 and after January 31, 1995:

                                                    Which        Dealer
                                 Percentage      Equals this   Reallowance
                                  Deducted       Percentage   as Percentage
                                 for Sales       of Your Net   of Offering
Amount of Investment                Load         Investment       Price
--------------------                ----         ----------       -----
Less than $100,000                  2.00%          2.04%          1.80%
$100,000 but less than $250,000     1.50           1.52           1.35
$250,000 but less than $500,000     1.00           1.01            .90
$500,000 but less than $1,000,000    .75            .76            .65
$1,000,000 or more                  None           None

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened before February 1, 1995:

                                                    Which        Dealer
                                 Percentage      Equals this   Reallowance
                                  Deducted       Percentage   as Percentage
                                 for Sales       of Your Net   of Offering
Amount of Investment                Load         Investment       Price
--------------------                ----         ----------       -----
Less than $500,000                  1.00%          1.01%          1.00%
$500,000 but less than $1,000,000    .75            .76            .75
$1,000,000 or more                  None           None

Under certain circumstances, the Adviser may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Tax-Free Intermediate Term Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of shares of the Fund and/or other funds in the Countrywide Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Tax-Free Intermediate Term Fund may be aggregated with simultaneous purchases of Class A shares of other funds in the Countrywide Family of Funds. Dealers should contact the Adviser for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Countrywide Funds will not qualify for payment of the dealer's commission unless the exchange is from a Countrywide Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Countrywide Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any Countrywide load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The Countrywide Funds which are sold with a sales load are listed in the "How to Exchange Shares" section of this Prospectus. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Class A shares of the Tax-Free Intermediate Term Fund may be purchased at NAV by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Tax-Free Intermediate Term Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, Class A shares of the Tax-Free Intermediate Term Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Adviser and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase Class A shares of the Tax-Free Intermediate Term Fund at NAV if their investment adviser or broker-dealer has made appropriate arrangements with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase Class A shares of the Tax-Free Intermediate Term Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Tax-Free Intermediate Term Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of the Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of Class A shares of the Tax-Free Intermediate Term Fund held for at least one year will not be subject to the contingent deferred sales load.

Class C Shares
--------------

Class C shares of the Tax-Free Intermediate Term Fund are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Adviser intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

Additional Information on the Contingent Deferred Sales Load
------------------------------------------------------------

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Adviser. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with either Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Shareholders of the Tax-Free Intermediate Term Fund who write checks should keep in mind that the Fund's NAV fluctuates daily. Checks may be payable to anyone for any amount, but checks may not be certified.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

If you invest in the Tax-Free Money Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund. Shareholders in the Tax-Free Intermediate Term Fund should be aware that writing a check is a taxable event.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds, less any applicable contingent deferred sales load.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Tax-Free Intermediate Term Fund while the plan is in effect are generally undesirable because an initial sales load is incurred whenever purchases are made.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Tax- Free Intermediate Term Fund, you may reinvest all or part of the proceeds without paying a sales load. You must make your reinvestment within 90 days of your redemption and you may only use this privilege once a year.

MISCELLANEOUS. In connection with all redemptions of shares of the Funds, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds from the Tax- Free Intermediate Term Fund for up to 7 business days (redemption proceeds are normally mailed within 3 business days after receipt of a proper request).

     o We may delay mailing redemption proceeds from the Tax- Free Money Fund for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds from the Tax-Free Money Fund may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------

Shares of either Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

Shares of the Tax-Free Money Fund and Class A shares of the Tax- Free Intermediate Term Fund which do not have a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of a fund which offers only one class of shares (provided these shares do not have a contingent deferred sales load). If you paid a sales load on the shares being exchanged, this amount will be credited towards the sales load (if any) on the shares being acquired.

Class C shares of the Tax-Free Intermediate Term Fund as well as Class A shares of the Fund which have a contingent deferred sales load, may be exchanged, based on their per share NAV, for shares of any other fund which has a contingent deferred sales load and for shares of any fund which is a money market fund. You will receive credit for the period of time you held the shares being exchanged when determining whether a contingent deferred sales load will apply, unless your shares were held in a money market fund.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                            GROWTH & INCOME FUNDS
------------                            ---------------------
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                      TAX-FREE BOND FUNDS
------------------                      -------------------
 Adjustable Rate U.S. Government        *Tax-Free Intermediate Term
  Securities Fund                          Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government
        Income Fund

TAXABLE MONEY MARKET FUNDS              TAX-FREE MONEY MARKET FUNDS
--------------------------              ---------------------------
Short Term Government Income Fund       Tax-Free Money Fund
Institutional Government Income Fund    Ohio Tax-Free Money Fund
Money Market Fund                       California Tax-Free Money
                                             Fund
                                        Florida Tax-Free Money
                                             Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

Each Fund expects to distribute substantially all of its net investment income monthly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will be paid under one of the following options:

     Share Option -   all distributions are reinvested in additional shares.

     Income Option -  income  and  short-term  capital  gains  are paid in cash;
                      long-term capital gains are reinvested in additional shares.

     Cash Option -    all distributions are paid in cash.

Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

Distributions will be based on the Fund's NAV on the payable date. If you have received a cash distribution from the Tax-Free Intermediate Term Fund, you may reinvest it at NAV (without paying a sales load) at the next determined NAV on the date of your reinvestment. You must make your reinvestment within 30 days of the distribution date and you must notify the Transfer Agent that your distribution is being reinvested under this provision.

TAXES
-----

Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from a Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by each Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Redemptions and exchanges of shares of the Tax-Free Intermediate Term Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Tax-Free Intermediate Term Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the

Tax-Free Intermediate Term Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of either Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. Each Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Funds.

OPERATION OF THE FUNDS
----------------------

The Funds are diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the

Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million and .375% of such assets in excess of $300 million.

John J. Goetz, First Vice President and Chief Investment Officer - Tax-Free Fixed Income of the Adviser, is primarily responsible for managing the portfolio of each Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing each Fund's portfolio since October 1986.

The Adviser is the principal underwriter for the Funds and the exclusive agent for the distribution of shares of the Funds. The Adviser receives the entire sales load on all direct initial investments of shares of the Tax-Free Intermediate Term Fund and on all investments which are not made through a broker.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, companies in which the Funds invest may experience Year 2000 difficulties and the Funds are unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLANS
------------------

Pursuant to Rule 12b-1 under the 1940 Act, the Tax-Free Money Fund has adopted a plan of distribution (the "Tax-Free Money Plan") and the Tax-Free Intermediate Term Fund has adopted two plans of distribution (the "Class A Plan" and the "Class C Plan") which permits the Funds to directly incur or reimburse the Adviser for certain expenses related to the distribution of Fund shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of a Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Tax-Free Money Plan is .25% of the Tax-Free Money Fund's average daily net assets. The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class A shares.

The Class C Plan allows Class C shares to pay two categories of fees for the sale and distribution of its shares. First, the Class C Plan allows for the payment to the Adviser of an account maintenance fee in an amount equal to an annual rate of .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class C shares. The account maintenance fee may be paid to other brokers based on the average value of Class C shares owned by a broker's clients. In addition, Class C shares may pay an annual fee of up to .75% of the average daily net assets of Class C shares for sales and distribution expenses. These expenses include payments to brokers who sell Class C shares, advertising and marketing expenses, printing expenses and other distribution-related expenses.

GENERAL. Because distribution fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost shareholders in the Tax- Free Intermediate Term Fund more than paying other types of sales loads. In the event a plan of distribution is terminated by a

Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Funds cannot be carried over from year to year.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

On each day that the Trust is open for business, the share price (NAV) of the Tax-Free Money Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The public offering price (NAV plus applicable sales load) of the shares of the Tax-Free Intermediate Term Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is processed is based on the next calculation of NAV after the order is placed.

The Tax-Free Money Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Tax- Free Money Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. However, there is no assurance that the Tax-Free Money Fund will be able to do so.

The Tax-Free Intermediate Term Fund's tax-exempt securities are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine the fair value of the securities. If the Adviser believes that the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion of the price a willing buyer would pay for the security. All other securities (and other assets) of the Tax-Free Intermediate Term Fund for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. The Tax-Free Intermediate Term Fund's NAV will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

TAX-FREE MONEY FUND
                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                       Year Ended June 30,
-----------------------------------------------------------------------------------------------------
                                            1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year    $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Net investment income                      0.027       0.030      0.029       0.031        0.030
                                        -------------------------------------------------------------
Dividends from net investment
   income                                 (0.027)     (0.030)    (0.029)     (0.031)      (0.030)
                                        -------------------------------------------------------------
Net asset value at end of year          $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Total return                                2.75%       3.03%      2.89%       3.15%        3.07%
                                        =============================================================
Net assets at end of year (000's)       $ 25,234    $ 37,383    $30,126    $  25,342    $ 26,692
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                   0.89%       0.92%      0.99%         0.99%       0.99%
Ratio of net investment income to
   average net assets                      2.74%       2.98%      2.85%         3.09%       3.00%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.95% for the year ended June 30, 1999.


                                      -35-

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  11.12    $  11.01    $ 10.85     $  10.86     $ 10.69
                                        ----------------------------------------------------------------
Income from investment operations:
   Net investment income                       0.48        0.50       0.50         0.50       0.49
   Net realized and unrealized gains
     (losses) on investments                  (0.25)       0.11       0.16        (0.01)      0.17
                                        ----------------------------------------------------------------
Total from investment operations               0.23        0.61       0.66         0.49       0.66
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                     (0.48)      (0.50)     (0.50)       (0.50)     (0.49)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  10.87    $  11.12    $  11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               2.07%       5.63%        6.19%       4.51%       6.36%
                                        ================================================================

Net assets at end of year (000's)        $  47,899     $ 52,896    $ 58,485    $ 67,675     $81,140
                                        ================================================================

Ratio of net expenses to
   average net assets                        0.99%        0.99%        0.99%       0.99%       0.99%

Ratio of net investment income to
   average net assets                        4.33%        4.50%        4.55%       4.52%       4.59%

Portfolio turnover rate                        51%          36%          30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

                                     - 36 -

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                           Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  11.12    $  11.01     $ 10.85    $  10.86     $ 10.69
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                      0.40        0.42        0.43        0.44        0.44
   Net realized and unrealized gains
     (losses) on investments                 (0.24)       0.11        0.16       (0.01)       0.17
                                        ----------------------------------------------------------------
Total from investment operations              0.16        0.53        0.59        0.43        0.61
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                    (0.40)      (0.42)      (0.43)      (0.44)      (0.44)
                                        ----------------------------------------------------------------

Net asset value at end of year            $  10.88    $  11.12     $ 11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               1.40%       4.85%       5.49%       4.00%       5.82%
                                        ================================================================

Net assets at end of year (000's)         $  4,634    $  4,747     $ 5,161    $  5,239     $ 4,814
                                        ================================================================

Ratio of net expenses to
   average net assets                         1.74%       1.74%       1.65%       1.49%       1.49%

Ratio of net investment income to
   average net assets                         3.58%       3.75%       3.89%       4.02%       4.08%

Portfolio turnover rate                         51%         36%         30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

Account Application (check appropriate Fund)                                    ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
[  ] Tax-Free Money Fund (2)            $________________             Home Office Address:____________________________
[  ] Tax-Free Intermediate Term
     Fund-A Shares (3)                  $________________             Branch Address:_________________________________
[  ] Tax-Free Intermediate Term         $________________             Rep Name & No.:_________________________________
     Fund-C Shares (16)                                               Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund(s) designated above.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES (TAX FREE INTERMEDIATE TERM FUND'S CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding).  [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
--------------------------------------------------------------------------------------------------------------------------------

                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund:   [  ] Tax Free Money Fund
                                                                                [  ] Tax Free Intermediate Term Fund

[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Tax-Free Trust
--------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
-----------------
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
--------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Funds is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Tax-Free Intermediate Term Fund's investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Tax-Free Intermediate Term Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-3174

                                                               Tax-Exempt







                                                                PROSPECTUS




                    Ohio Insured
                    Tax-Free Fund


                                                       November 1, 1999


                                                      [logo] COUNTRYWIDE
                                                             INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                               PROSPECTUS
                                                               November 1, 1999


                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                           OHIO INSURED TAX-FREE FUND

TABLE OF CONTENTS

RISK/RETURN SUMMARY.......................................................
RISK/RETURN SUMMARY: FEE TABLE............................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS.............
HOW TO PURCHASE SHARES....................................................
HOW TO REDEEM SHARES......................................................
HOW TO EXCHANGE SHARES....................................................
DIVIDENDS AND DISTRIBUTIONS...............................................
TAXES.....................................................................
OPERATION OF THE FUND.....................................................
DISTRIBUTION PLANS........................................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE......................
FINANCIAL HIGHLIGHTS......................................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest primarily in investment grade long-term Ohio municipal obligations that are insured as to the timely payment of principal and interest. Ohio municipal obligations are debt obligations issued by the State of Ohio and its agencies which pay interest that is exempt from both federal income tax and Ohio personal income tax.

Under normal market conditions, the Fund will be invested so that at least 80% of its annual income will be exempt from federal income tax and Ohio personal income tax. The Fund intends to maintain an average weighted maturity of more than 15 years.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's share price, yield and total return will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the bond market. In general, bond prices rise when interest rates fall and bond prices fall when interest rates rise. This effect is usually more pronounced for longer-term securities. As with any investment in the bond market, there is a risk that you may lose money by investing in the Fund.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of Ohio and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal obligation held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares, if the obligation is not insured. Although the Adviser believes that the Fund's credit risks will be substantially reduced by insurance, insurance does not guarantee the value of the municipal obligations held by the Fund or the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE SUMMARY

     The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year during the past ten years and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. The Fund's past performance is not necessarily an indication of its future performance.

Class A Shares (bar chart)
8.95% 5.92% 11.01% 8.76% 12.59% -5.37% 15.86%  3.07% 7.20% 5.54%

1989  1990  1991   1992  1993   1994   1995    1996  1997  1998

The total returns shown above do not reflect the sales load on Class A shares and, if included, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 6.59% during the quarter ended March 31, 1995 and the lowest return for a quarter was -5.28% during the quarter ended March 31, 1994.

The year-to-date return of the Fund's Class A shares as of September 30, 1999 is _____%.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 1998

                           One    Five    Ten     Since
                           Year   Years   Years   Inception*
                           ----   -----   -----   ----------
Ohio Insured Tax-Free
  Fund Class A             1.32%   4.18%   6.77%   7.64%
Lehman Brothers 15-Year
  Municipal General
  Obligation Bond Index        %       %       %       %

Ohio Insured Tax-Free
  Fund Class C              4.76%   4.38%     --    4.48%
Lehman Brothers 15-Year
  Municipal General
  Obligation Bond Index        %       %       %       %

*Inception date for Class A shares was April 1, 1985; inception date for Class C shares was November 1, 1993.

RISK/RETURN SUMMARY: FEE TABLE
------------------------------
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 Class A   Class C
                                                 Shares    Shares
                                                 -------   -------
Maximum Sales Load . . . . . . . . . . . . . . .  4.75%    2.25%
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price). . . . . . . .4.75%    1.25%
Maximum Deferred Sales Load
(as a percentage of original purchase price) . . .None*    1.00%
Sales Load Imposed on Reinvested Dividends . . .  None     None
Redemption Fee . . . . . . . . . . . . . . . . .  None**   None**
Exchange Fee . . . . . . . . . . . . . . . . . .  None     None

* If you purchase $1 million or more shares and do not pay a front-end sales load, you may be subject to a deferred sales load of 1% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares.
** You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                               Class A   Class C
                                               Shares    Shares
                                               ------    ------
Management Fees                                 .50%      .50%
12b-1 Fees                                      .01%      .54%
Other Expenses                                  .24%      .50%
                                                ----      ----
Total Operating Expenses                        .75%      1.50%
                                                ====      =====

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       Class A     Class C
                       Shares      Shares
                       -------     ------
 1 Year                $ 548       $ 376
 3 Years                 703         593
 5 Years                 872         933
10 Years               1,361       1,843

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital.

The Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total assets in high and medium-quality, long-term Ohio municipal obligations that are protected by insurance guaranteeing the payment of principal and interest in the event of a default. The Fund intends to maintain an average weighted maturity of more than 15 years. The Fund may invest in obligations of any maturity, including short-term municipal obligations and tax-exempt commercial paper. If the Adviser determines that market conditions warrant a shorter average weighted maturity, the maturity of the Fund's investments will be reduced, but the Fund's average weighted maturity will not be reduced below 10 years. It is a fundamental policy that, under normal market conditions, the Fund will be invested so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the approval of the Fund's shareholders.

The Adviser will invest in Ohio municipal obligations and other securities which are rated within the four highest rating categories by a national rating agency. If the rating of an obligation purchased by the Fund is reduced below the four highest rating categories, the Fund will sell that security, subject to the Adviser's assessment of the most opportune time for sale. The Fund may also purchase obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality. The Fund may have a higher portfolio turnover rate than other mutual funds. High turnover will generally result in higher commission and transaction costs and higher amounts of income and capital gains.

OHIO MUNICIPAL OBLIGATIONS. Ohio municipal obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax and Ohio personal income tax. Ohio municipal obligations are used to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be issued to finance various private activities for the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

Ohio municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of Ohio municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes are used to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may include floating and variable rate municipal obligations, when-issued obligations, obligations with puts attached and lease obligations.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o        When-Issued   obligations  are  obligations  which  are  paid  for  and
         delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

o Lease Obligations are municipal obligations which constitute participations in lease obligations of municipalities to acquire land and a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate for and make the payments due under the obligation. However, lease obligations may contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for this purpose on an annual basis.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, the Fund may invest, as the Adviser deems necessary, in uninsured municipal obligations which pay interest that is exempt from federal, but not Ohio personal income tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, U.S. Government obligations and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest in these taxable securities when, for example, due to market conditions Ohio municipal securities are temporarily unavailable for purchase, pending investment of proceeds of sales of Fund shares or portfolio securities or in anticipation of redemptions. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

INSURANCE. The Fund will purchase insured Ohio municipal obligations which require the insurer to make payments of principal and interest, when due, to the Fund if the issuer defaults on its payments. Obligations purchased by the Fund will be insured either through an insurance policy purchased by the issuer of the obligation or through an insurance policy purchased by the Fund. The Fund intends to purchase only Ohio municipal obligations that are insured by the issuer of the obligation under a new issue insurance policy. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. All premiums are paid in advance by the issuer or underwriter. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business. The Fund may also purchase uninsured Ohio municipal obligations if the obligations are guaranteed by the U.S. Government or if the obligations are short-term Ohio municipal obligations.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield, share price and total return will fluctuate due to changes in interest rates. Generally, the Fund's share price will increase when interest rates decrease and will decrease when interest rates increase. This effect is usually more pronounced for longer-term securities.

CREDIT RISK. A deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal, if an obligation is not insured. This could cause the Fund's share price to decrease. The Fund's ability to achieve its investment objective depends to a great extent on the ability of an issuer of an obligation to meet its scheduled payments of principal and interest, if an obligation is not insured. The Fund may purchase obligations which are rated Baa or BBB which have speculative characteristics and are less likely than higher-grade obligations to pay interest and repay principal during an economic downturn.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the value of the Fund's shares, if the obligation is not insured. The Fund may purchase municipal lease obligations, which are obligations issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of a default on the lease obligation, if the obligation is not insured.

The Adviser believes that the Fund's credit risks will be substantially reduced by insurance. Although insurance reduces the credit risks to the Fund by protecting against losses from defaults by an issuer, it does not protect against market fluctuation. Also, there are no guarantees that any insurer will be able to meet its obligations under an insurance policy.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in Ohio municipal obligations, economic and political conditions in Ohio may impact the value of the Fund's shares. The economy in the State of Ohio, once concentrated in the manufacturing of motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980s. This has brought the state's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 19.8% of employment in 1998, versus 15.3 for the nation. Statewide employment levels continue to increase, with total employment in 1998 up 1% over the prior year. The state's steady economic performance has resulted in consistently strong financial results. The 1997 and 1998 fiscal years ended with revenues exceeding forecasts and spending below budgets. At the end of the 1998 fiscal year, the state had a general revenue fund balance exceeding $2.6 billion, or 14% of the general revenue fund's budget. The state's 2000-2001 budget will address funding for primary and secondary education in response to a 1998 Ohio Supreme Court decision declaring the current system of school funding unconstitutional. The Ohio Supreme Court's decision poses challenges to the state to balance education funding with competing state spending requirements while maintaining its strong financial position. Although no issuers of Ohio obligations are currently in default on their payments of principal and interest, a default could adversely impact the market values and marketability of all Ohio municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
-----------------------
You may open an account with the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

REGULAR ACCOUNTS

ACCOUNTS FOR COUNTRYWIDE AFFILIATES
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for less than the minimum amount required for regular accounts.

AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

MINIMUM INVESTMENT REQUIREMENTS
                                          Initial     Additional

Regular Accounts                          $1,000       None

Accounts for Countrywide Affiliates       $   50       None

Automatic Investment Plan                 $   50       $ 50

DIRECT DEPOSIT PLANS
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

INVESTPLUS(R) PLAN
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Fund by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

OPENING A NEW ACCOUNT. You may open an account directly with the Fund or through your broker-dealer.

To open an account directly with the Fund, please follow the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest and the class of shares you want to purchase. If you do not indicate which class you want to purchase, we will invest your purchase in Class A shares.

2. Write a check for your initial investment to the "Ohio Insured Tax-Free Fund." Mail your completed Account Application and your check to the following address:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

You may also open an account through your broker-dealer. It is the responsibility of broker-dealers to send properly completed orders. If you open an account through your broker-dealer, you may be charged a fee by your broker-dealer.

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above, by wire or through your broker-dealer. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based upon the next public offering price (net asset value plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received from broker-dealers before 4:00 p.m., Eastern time, and transmitted to the Adviser by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from broker-dealers after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are no longer issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

       Choosing a Share Class
       -----------------------
The Fund offers Class A and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Shares of the Fund purchased before November 1, 1993 are Class A shares. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive because similar sales load reductions are not available for Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold with a lower initial sales load so more of the purchase price is immediately invested in the Fund. If you do not plan to hold your shares in the Fund for a long time (less than 4 1/3 years), it may be better to purchase Class C shares so that more of your purchase is invested directly in the Fund, although you will pay higher distribution fees. If you plan to hold your shares in the Fund for more than 4 1/3 years, it may be better to purchase Class A shares, since after 4 1/3 years your accumulated distribution fees may be more than the sales load paid on your purchase.

When determining which class of shares to purchase, you may want to consider the services provided by your financial adviser and the compensation provided to financial advisers under each share class. Countrywide Investments works with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Countrywide Investments believes that these value-added services can greatly benefit you through market cycles and Countrywide will work diligently with your chosen financial adviser. Countrywide Investments has a financial adviser referral service available, at no cost, to help you choose a financial adviser in your area, if you do not have one.

Set forth below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:


CLASS                 SALES LOAD                                  12b-1 FEE
-------------------------------------------------------------------------------

A                     Maximum of 4.75% initial                      0.25%
                      sales load reduced for purchases
                      of $50,000 and over; shares sold
                      without an initial sales load may
                      be subject to a 1.00% contingent
                      deferred sales load during first
                      year if a commission was paid to
                      a dealer

C                     1.25% initial sales load; 1.00%                1.00%
                      contingent deferred sales load
                      during first year
-------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

       Class A Shares
       ----------------
Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by the Adviser to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened after July 31, 1999:

                                                  Which            Dealer
                                    Percentage    Equals this      Reallowance
                                    Deducted      Percentage       as Percentage
                                    for Sales     of Your Net      of Offering
Amount of Investment                Load          Investment       Price
--------------------                ---------     ----------       -------------
Less than $50,000                   4.75%           4.99%           4.00%
$50,000 but less than $100,000      4.50            4.72            3.75
$100,000 but less than $250,000     3.50            3.63            2.75
$250,000 but less than $500,000     2.95            3.04            2.25
$500,000 but less than $1,000,000   2.25            2.31            1.75
$1,000,000 or more                  None            None

The following table illustrates the initial sales load breakpoints for the purchase of Class A shares for accounts opened before August 1, 1999:

                                                   Which           Dealer
                                   Percentage      Equals this     Reallowance
                                   Deducted        Percentage      as Percentage
                                   for Sales       of Your Net     of Offering
Amount of Investment               Load            Investment      Price
--------------------               ----------      ------------    -----------
Less than $100,000                   4.00%           4.17%         3.60%
$100,000 but less than $250,000      3.50            3.63          3.30
$250,000 but less than $500,000      2.50            2.56          2.30
$500,000 but less than $1,000,000    2.00            2.04          1.80
$1,000,000 or more                   None            None

Under certain circumstances, the Adviser may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of shares of the Fund and/or other funds in the Countrywide Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from the Adviser. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with simultaneous purchases of Class A shares of other funds in the Countrywide Family of Funds. Dealers should contact the Adviser for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Countrywide Funds will not qualify for payment of the dealer's commission unless the exchange is from a Countrywide Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Countrywide Fund sold with a sales load with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any Countrywide load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The Countrywide Funds which are sold with a sales load are listed in the "How to Exchange Shares" section of this Prospectus. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Class A shares of the Fund may be purchased at NAV by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Adviser and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers may also purchase Class A shares of the Fund at NAV if their investment adviser or broker-dealer has made appropriate arrangements with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups and their members may purchase Class A shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to permit them to do so. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of the Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

         Class C Shares
         ---------------
Class C shares are sold with an initial sales load of 1.25% and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Adviser intends to pay a commission of 2.00% of the purchase amount to your broker at the time you purchase Class C shares.

Additional Information on the Contingent Deferred Sales Load
-------------------------------------------------------------
The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Adviser. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in your account are aggregated.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be submitted correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds, less any applicable contingent deferred sales load.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because an initial sales load is incurred whenever purchases are made.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without paying a sales load. You must make your reinvestment within 90 days of your redemption and you may only use this privilege once a year.

MISCELLANEOUS. In connection with all redemptions of shares of the Fund, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for up to 7 days (redemption proceeds are normally mailed within 3 days after receipt of a proper request).

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

Class A shares of the Fund which do not have a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of a fund which offers only one class of shares (provided these shares do not have a contingent deferred sales load). If you paid a sales load on the shares being exchanged, this amount will be credited towards the sales load (if any) on the shares being acquired.

Class C shares of the Fund and Class A shares of the Fund which have a contingent deferred sales load, may be exchanged, based on their per share NAV, for shares of any other fund which has a contingent deferred sales load and for shares of any fund which is a money market fund. You will receive credit for the period of time you held the shares being exchanged when determining whether a contingent deferred sales load will apply, unless your shares were held in a money market fund.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

   GROWTH FUNDS                         GROWTH & INCOME FUNDS
   *Growth/Value Fund                   *Equity Fund
   *Aggressive Growth Fund              *Utility Fund

   TAXABLE BOND FUNDS                   TAX-FREE BOND FUNDS
    Adjustable Rate U.S. Government     *Tax-Free Intermediate Term
     Securities Fund                       Fund
   *Intermediate Bond Fund              *Ohio Insured Tax-Free Fund
   *Intermediate Term Government
       Income Fund

   TAXABLE MONEY MARKET FUNDS            TAX-FREE MONEY MARKET FUNDS
   Short Term Government Income Fund     Tax-Free Money Fund
   Institutional Government Income Fund  Ohio Tax-Free Money Fund
   Money Market Fund                     California Tax-Free Money
                                             Fund
                                          Florida Tax-Free Money
                                             Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Fund expects to distribute substantially all of its net investment income monthly and any net realized long-term capital gains at least annually. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will be paid under one of the following options:

         Share Option -                all distributions are reinvested
                                       in additional shares.

         Income Option -               income and short-term capital gains are
                                       paid in cash; long-term capital gains are reinvested in additional shares.

         Cash Option -                 all distributions are paid in cash.

Please mark on your Account Application the option you have selected. If you do not select an option, you will receive the Share Option. If you select the Income Option or the Cash Option and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

Distributions will be based on the Fund's NAV on the payable date. If you have received a cash distribution from the Fund, you may reinvest it at NAV (without paying a sales load) at the next determined NAV on the date of your reinvestment. You must make your reinvestment within 30 days of the distribution date and you must notify the Transfer Agent that your distribution is being reinvested under this provision.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue

Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Ohio income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund, exchanges between funds and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million and .375% of such assets in excess of $300 million.

John J. Goetz, First Vice President and Chief Investment Officer - Tax-Free Fixed Income of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since October 1986.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund. The Adviser receives the entire sales load on all direct initial investments of shares of the Fund and on all investments which are not made through a broker.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, companies in which the Fund invest may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLANS
------------------
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted two separate plans of distribution under which the Fund's two classes of shares may directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each class of shares.

The annual  limitation  for payment of expenses  pursuant to the Class A Plan is
 .25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class C shares. The payments permitted by the Class C Plan fall into two categories. First, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed
 .75% per year of each Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses as described above. The Class C Plan also provides for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
On each day that the Trust is open for business, the public offering price (NAV plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of the Fund's shares is processed is based on the next calculation of NAV after the order is placed. The Fund's NAV will fluctuate with the value of the securities it holds.

The Fund's tax-exempt securities are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine the fair value of the securities. If the Adviser believes that the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion of the price a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

CLASS A
                                         Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                          Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97    $  11.99     $  11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.58        0.61       0.61        0.62        0.63
   Net realized and unrealized gains
     (losses) on investments                  (0.34)       0.23       0.25       (0.02)       0.25
                                        ----------------------------------------------------------------
Total from investment operations               0.24        0.84       0.86        0.60        0.88
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.58)      (0.61)     (0.61)      (0.62)      (0.63)
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.87)      (0.69)     (0.61)      (0.62)     (0.63)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  11.74    $  12.37    $ 12.22    $  11.97    $ 11.99
                                        ================================================================

Total return(A)                                1.81%       7.03%      7.36%       5.05%      7.75%
                                        ================================================================

Net assets at end of year (000's)         $  62,737   $  69,289    $70,816    $ 75,938    $71,393
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                       0.75%       0.75%      0.75%       0.75%      0.75%

Ratio of net investment income to
   average net assets                          4.72%       4.95%      5.05%       5.12%      5.35%

Portfolio turnover rate                          26%         41%        33%         46%        29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% for the year ended
    June 30, 1995.

CLASS C
---------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                      Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999        1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97     $  12.00     $ 11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.49        0.52       0.53         0.56        0.57
Net realized and unrealized gains
  (losses) on investments                     (0.34)       0.23       0.25        (0.03)       0.26
                                        ----------------------------------------------------------------
Total from investment operations               0.15        0.75       0.78         0.53        0.83
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.49)      (0.52)     (0.53)       (0.56)     (0.57)
                                        ----------------------------------------------------------------
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.78)      (0.60)     (0.53)       (0.56)     (0.57)

Net asset value at end of year             $  11.74    $  12.37   $  12.22     $  11.97    $ 12.00
                                        ================================================================

Total return(A)                               1.05%       6.24%      6.65%        4.44%       7.31%
                                        ================================================================

Net assets at end of year (000's)         $  4,740    $  5,215    $  4,639     $  3,972    $  4,165
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                      1.50%       1.50%       1.42%        1.25%       1.25%

Ratio of net investment income to
   average net assets                         3.97%       4.20%       4.37%        4.62%       4.84%

Portfolio turnover rate                         26%         41%         33%          46%         29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% for the year ended
    June 30, 1995.

                                                                                ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________

OHIO INSURED TAX-FREE FUND                                            Home Office Address:____________________________
                                                                      Branch Address:_________________________________
[  ]  A Shares (9)                           $____________________    Rep Name & No.:_________________________________
[  ]  C Shares (14)                          $____________________    Rep Signature:__________________________________
___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
REDUCED SALES CHARGES (CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
[  ] $50,000         [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund
Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that (1) the Social
Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.)  [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
REDEMPTION OPTIONS
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Ohio Insured Tax-Free Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Tax-Free Trust
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629- 2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-3174

                                   Tax-Exempt






                                   PROSPECTUS




         Ohio Tax-Free
           Money Fund
           Retail Shares

                                   November 1, 1999

                               [logo] COUNTRYWIDE
                                      INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                                PROSPECTUS
                                                                November 1, 1999

                           COUNTRYWIDE TAX-FREE TRUST
                          312 WALNUT STREET, 21ST FLOOR
                             CINCINNATI, OHIO 45202
                                  800-543-0407

                            OHIO TAX-FREE MONEY FUND
                                  RETAIL SHARES

TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................................
RISK/RETURN SUMMARY: FEE TABLE...............................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS................
HOW TO PURCHASE SHARES.......................................................
HOW TO REDEEM SHARES.........................................................
HOW TO EXCHANGE SHARES.......................................................
DIVIDENDS AND DISTRIBUTIONS..................................................
TAXES........................................................................
OPERATION OF THE FUND........................................................
DISTRIBUTION PLAN............................................................
CALCULATION OF SHARE PRICE...................................................
FINANCIAL HIGHLIGHTS.........................................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest primarily in high-quality, short-term Ohio municipal obligations, which are debt obligations issued by the State of Ohio and its agencies which pay interest that is exempt from both federal income tax and Ohio personal income tax. Under normal market conditions, the Fund will invest at least 80% of its total assets in obligations which pay interest that is exempt from federal income tax. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of Ohio and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal obligation held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in Retail Shares of the Fund by showing the changes in the performance of Retail Shares from year to year during the past ten years. The Fund's past performance is not necessarily an indication of its future performance.

(BAR CHART)

5.95%  5.48%  4.25%  2.68%  1.99%  2.40%  3.40%  2.94%  3.08%  2.96%

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

During the period shown in the bar chart, the highest return for a quarter was 1.57% during the quarter ended June 30, 1989 and the lowest return for a quarter was 0.46% during the quarter ended March 31, 1994.

For information on the current and effective 7-day yield of Retail Shares of the Fund, call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998

                              One    Five    Ten
                              Year   Years   Years
                              ----   -----   -----
Ohio Tax-Free Money
  Fund (Retail Shares)        2.96%  2.95%   3.51%

RISK RETURN SUMMARY: FEE TABLE
------------------------------

This table describes the fees and expenses that you will pay if you buy and hold Retail Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested Dividends                  None
     Redemption Fee                                              None*
     Exchange Fee                                                None
     Check Redemption Processing Fee (per check):
       First six checks per month                                None
       Additional checks per month                              $0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Retail Share assets)

     Management Fees . . . . . . . . . . . . . . . . . . . . .   .44%
     Distribution (12b-1) Fees . . . . . . . . . . . . . . . .   .23%
     Other Expenses . . . . . . . . . . . . . . . . . . . . . .  .10%
                                                                 ----
     Total Annual Fund Operating Expenses . . . . . . . . . . .  .77%(A)
                                                                 ====

(A) After waivers of management fees by the Adviser, total operating expenses were .75% for the fiscal year ended June 30, 1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
This Example is intended to help you compare the cost of investing in Retail Shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Retail Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Retail Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year   3 Years   5 Years   10 Years
                      ------   -------   -------   --------
                       $ 79      $246      $428      $954

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.

The Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

INVESTMENT STRATEGIES

The Fund will invest primarily in high-quality, short-term Ohio municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. It is a fundamental policy that under normal market conditions, the Fund will invest at least 80% of its total assets in short-term municipal obligations which pay interest that is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the approval of the Fund's shareholders.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o    The Fund's dollar-weighted average maturity will be 90 days or less.

o    The Fund will only invest in obligations which mature in 13 months or less.

OHIO MUNICIPAL OBLIGATIONS. Ohio municipal obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be used to finance various private activities for the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

Ohio municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of Ohio municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the
credit of the private user of the facility.   The Fund may invest in any
combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may also include floating and variable rate municipal obligations, when-issued obligations and obligations with puts attached.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o When-Issued obligations are obligations which are paid for and delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when-issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, the Fund may invest, as the Adviser deems necessary, in other municipal obligations which pay interest that is exempt from federal income tax, but not Ohio personal income tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest in these other short-term securities when, for example, Ohio municipal obligations are temporarily unavailable for purchase, pending investment of proceeds or in anticipation of redemptions. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in Ohio municipal obligations, the Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio, once concentrated in the manufacturing of motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980s. This has brought the state's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 19.8% of employment in 1998, versus 15.3 for the nation. Statewide employment levels continue to increase, with total employment in 1998 up 1% over the prior year. The state's steady economic performance has resulted in consistently strong financial results. The 1997 and 1998 fiscal years ended with both revenues exceeding forecasts and spending below budgets. At the end of the 1998 fiscal year the state had a general revenue fund balance exceeding $2.6 billion, or 14% of the general revenue fund's budget. The state's 2000-2001 budget will address funding for primary and secondary education in response to a 1998 Ohio Supreme Court decision declaring the current system of school funding unconstitutional. The Ohio Supreme Court's decision poses challenges to the state to balance education funding with competing state spending requirements while maintaining its strong financial position. Although no issuers of Ohio municipal obligations are currently in default on their payments of principal and interest, a default could adversely impact the market values and marketability of all Ohio municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
----------------------

You may open an account in Retail Shares of the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Automatic Investment Account
----------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

INVESTMENT PLANS

Direct Deposit Plans
--------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

InvestPlus Plan
---------------
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Fund by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

Cash Sweep Program
------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

OPENING A NEW ACCOUNT. You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you would like to open and the amount of money you would like to invest.

2. Write a check for your initial investment to the "Ohio Tax-Free Money Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 4:00 p.m., Eastern time, on the previous business day, or by 12:00 noon, Eastern time, on the same day of your wire if your wire is sent by a bank that has made appropriate arrangements with the Transfer Agent. Your purchase will be priced based upon the NAV after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o    Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

HOW TO REDEEM SHARES
--------------------

BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                         COUNTRYWIDE FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House
(ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem Retail Shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                             GROWTH & INCOME FUNDS
------------                             ---------------------
*Growth/Value Fund                       *Equity Fund
*Aggressive Growth Fund                  *Utility Fund

TAXABLE BOND FUNDS                       TAX-FREE BOND FUNDS
------------------                       -------------------
 Adjustable Rate U.S. Government         *Tax-Free Intermediate Term
   Securities Fund                          Fund
*Intermediate Bond Fund                  *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
   Fund

TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
--------------------------               ---------------------------
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                           Fund
                                         Florida Tax-Free Money
                                           Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

All of the Fund's net investment income is declared as a dividend to shareholders on each business day and is paid monthly. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of the actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will automatically be reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of its interest distributions is eligible for the dividends received deduction available to corporations.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------

The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, entities in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLAN
-----------------

Pursuant to Rule 12b-1 under the 1940 Act, Retail Shares of the Fund have adopted a plan of distribution (the "Plan") which permits these shares to directly incur or reimburse the Adviser for certain expenses related to their distribution, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of shares of such shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the average daily net assets allocable to Retail Shares. Because distribution fees are paid out of the assets of Retail Shares on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by Retail Shares of the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
--------------------------

On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asst value per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the financial performance of Retail Shares for the past five years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in Retail Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                             Year Ended June 30,
                                        -------------------------------------------------------------
                                             1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year     $  1.000    $  1.000    $ 1.000    $  1.000     $   1.000
                                        -------------------------------------------------------------
Net investment income                       0.027       0.030      0.030       0.031         0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                  (0.027)     (0.030)    (0.030)     (0.031)       (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year           $  1.000    $  1.000   $  1.000    $  1.000     $   1.000
                                        =============================================================
Total return                                 2.73%       3.07%      2.99%       3.14%         3.12%
                                        =============================================================
Net assets at end of year (000's)        $214,691    $205,316   $166,719    $240,323     $ 226,606
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                     0.75%       0.75%      0.75%      0.75%          0.74%
Ratio of net investment income to
   average net assets                        2.68%       3.02%      2.93%      3.09%          3.08%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77%, 0.76% and 0.77% for the years ended June 30, 1999, 1998 and 1997, respectively.

                                                                                ACCOUNT NO. 07 - ____________________________
                                                                                                 (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________

OHIO TAX-FREE MONEY FUND
(Retail Shares)                                                       Home Office Address:____________________________
                                                                      Branch Address:_________________________________
                                                                      Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Ohio Tax-Free Money Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Tax-Free Trust
--------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
-----------------
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
--------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
File No. 811-3174

                                                             Tax-Exempt








                                                              PROSPECTUS





           California Tax-Free
              Money Fund

                                                             November 1, 1999


                                                        [logo] COUNTRYWIDE
                                                               INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                             PROSPECTUS
                                                             November 1, 1999


                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                         CALIFORNIA TAX-FREE MONEY FUND


TABLE OF CONTENTS

RISK/RETURN SUMMARY . . . . . . . . . . . . . . . . . . . . . . .
RISK/RETURN SUMMARY: FEE TABLE...........................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS............
HOW TO PURCHASE SHARES...................................................
HOW TO REDEEM SHARES.....................................................
HOW TO EXCHANGE SHARES...................................................
DIVIDENDS AND DISTRIBUTIONS..............................................
TAXES....................................................................
OPERATION OF THE FUND....................................................
DISTRIBUTION PLAN........................................................
CALCULATION OF SHARE PRICE...............................................
FINANCIAL HIGHLIGHTS.....................................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
--------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of current income exempt from federal and California income taxes, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest at least 65% of its total assets in high-quality, short-term California municipal obligations. California municipal obligations are debt securities issued by the State of California and its agencies which pay interest that is exempt from both federal income tax and California income tax. Under normal market conditions, the Fund will invest at least 80% of its total assets in obligations which pay interest that is exempt from federal income tax. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of California and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal security held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year during the past ten years. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

2.56% 5.48% 4.25% 2.77% 1.95% 2.29% 3.18% 2.78% 2.89% 2.82%
1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

During the period shown in the bar chart, the highest return for a quarter was 1.49% during the quarter ended December 31, 1989 and the lowest return for a quarter was 0.44% during the quarter ended March 31, 1994.

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998
                                                    Since
                                 One      Five      Inception
                                 Year     Years     (7-25-89)
                                 ----     -----     ---------
California Tax-Free Money        2.82%     2.79%     3.28%
  Fund

RISK RETURN SUMMARY: FEE TABLE
------------------------------
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Load Imposed on Purchases                             None
         Sales Load Imposed on Reinvested Dividends                  None
         Redemption Fee                                              None*
         Exchange Fee                                                None
         Check Redemption Processing Fee (per check):
           First six checks per month                                None
           Additional checks per month                              $0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

      Management Fees                                           .50%
      Distribution (12b-1) Fees                                 .05%
      Other Expenses                                            .20%
                                                                ----
      Total Annual Fund Operating Expenses                      .75%
                                                                ====

EXAMPLE
      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year   3 Years   5 Years   10 Years
                                         ------   -------   -------   --------
                                         $ 77     $ 240     $ 417     $ 930

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income exempt from federal and California income taxes, consistent with liquidity and stability of principal.

INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total assets in high-quality, short-term California municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. It is a fundamental policy that under normal market conditions, the Fund will invest at least 80% of its total assets in short-term municipal obligations which pay interest that is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the approval of the Fund's shareholders.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o        The Fund's dollar-weighted average maturity will be 90 days or less.

o The Fund will only invest in obligations which mature in 13 months or less.

CALIFORNIA MUNICIPAL OBLIGATIONS. California municipal obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. California municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be used to finance various private activities for the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

California municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of California municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may also include floating and variable rate municipal obligations, when-issued obligations and obligations with puts attached.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o        When-Issued   obligations  are  obligations  which  are  paid  for  and
         delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, including circumstances where acceptable California municipal obligations are not available, the Fund may invest more than 35% of its total assets in obligations which are not California municipal obligations. These include municipal obligations which pay interest that is exempt from federal, but not California, income tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in California municipal obligations, economic and political conditions in the state may have a great impact on the value of the Fund's shares. California has a broad-based economy, with manufacturing representing just 15% of state employment, services representing 31% and trade 23%. Although the nationwide recession of the early 1990s severely affected several key industries, such as defense, aerospace and high technology, gains in the export, entertainment, tourism and computer sectors have helped drive the recent recovery. This has led to improved state finances and has eliminated the need to borrow externally across fiscal years for cash flow purposes. However, the state's future budgets will be challenged by school enrollment growth and Proposition 98 mandated school funding levels, prison funding required by new mandatory sentencing laws, social service needs and a two-thirds legislative requirement for budget passage. Although no issuers of California municipal obligations are currently in default on their payments of interest and principal, a default could adversely impact the market values and marketability of all California municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
----------------------
You may open an account in the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call
Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Automatic Investment Account
----------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

INVESTMENT PLANS

Direct Deposit Plans
--------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

InvestPlus Plan
---------------
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Fund by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

Cash Sweep Program
------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

OPENING A NEW ACCOUNT. You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you would like to open and the amount of money you would like to invest.

2. Write a check for your initial investment to the "California Tax-Free Money Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 4:00 p.m., Eastern time, on the previous business day, or by 12:00 noon, Eastern time, on the same day of your wire if your wire is sent by a bank that has made appropriate arrangements with the Transfer Agent. Your purchase will be priced based upon the NAV after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o   Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

HOW TO REDEEM SHARES
--------------------
BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                    COUNTRYWIDE FUND SERVICES, INC.
                    P.O. BOX 5354
                    CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE Helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

Miscellaneous. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                            GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                      TAX-FREE BOND FUNDS
 Adjustable Rate U.S. Government        *Tax-Free Intermediate Term
          Securities Fund                                          Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
     Fund

TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                            Fund
                                          Florida Tax-Free Money
                                            Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
All of the Fund's net investment income is declared as a dividend to shareholders on each business day and is paid monthly. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of the actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will automatically be reinvested in additional shares unless you specifically indicate otherwise on your Account

Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund expects that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of its interest distributions is eligible for the dividends received deduction available to corporations.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement showing the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, entities in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLAN
-----------------
Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan of distribution (the "Plan") which permits the Fund to directly incur or reimburse the Adviser for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of shares of the Fund.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Because distribution fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan i terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
---------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asst value per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

-----------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        -------------------------------------------------------------
                                                1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year        $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Net investment income                          0.025       0.029       0.028       0.029       0.029
                                        -------------------------------------------------------------
Dividends from net investment
   income                                     (0.025)     (0.029)     (0.028)     (0.029)     (0.029)
                                        -------------------------------------------------------------
Net asset value at end of year              $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Total return                                    2.56%       2.94%       2.81%       2.95%       2.95%
                                        =============================================================
Net assets at end of year (000's)           $ 47,967    $ 41,013     $ 32,186   $ 36,122     $ 19,525
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                        0.75%       0.77%        0.80%      0.80%        0.70%
Ratio of net investment income to
   average net assets                           2.52%       2.89%        2.76%      2.88%        2.83%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.85% for the years ended June 30, 1996 and 1995, respectively.

                                                                      ACCOUNT NO. 24 - ____________________________
                                                                                         (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
                                                                      Branch Address:_________________________________
CALIFORNIA TAX-FREE MONEY FUND                                        Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the California Tax-Free Money Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatice investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Tax-Free Trust
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629- 2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
File No. 811-3174


                                                     - 20 -

                                                                Tax-Exempt








                                                                 PROSPECTUS





     Florida Tax-Free Money Fund
           Retail Shares


                                                              November 1, 1999


                                                           [logo] COUNTRYWIDE
                                                                  INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                              PROSPECTUS
                                                              November 1, 1999


                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                           FLORIDA TAX-FREE MONEY FUND
                                  RETAIL SHARES

TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................
RISK/RETURN SUMMARY: FEE TABLE.............................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..............
HOW TO PURCHASE SHARES.....................................................
HOW TO REDEEM SHARES.......................................................
HOW TO EXCHANGE SHARES.....................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
OPERATION OF THE FUND......................................................
DISTRIBUTION PLAN..........................................................
CALCULATION OF SHARE PRICE.................................................
FINANCIAL HIGHLIGHTS.......................................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
-------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest at least 65% of its total assets in high-quality, short-term Florida municipal obligations. Florida municipal obligations are debt obligations issued by the State of Florida and its agencies which pay interest that is exempt from both federal income tax and the Florida intangible personal property tax. Under normal market conditions, the Fund will invest at least 80% of its total assets in obligations which pay interest that is exempt from federal income tax. The Fund is a money market fund which seeks to maintain a constant price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of Florida and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal security held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in Retail Shares of the Fund by showing the changes in the performance of Retail Shares from year to year during their operations. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

0.40%  2.24%  2.40%  3.56%  2.98%  3.00%  2.94%
1992   1993   1994   1995   1996   1997   1998

During the period shown in the bar chart, the highest return for a quarter was 0.94% during the quarter ended June 30, 1995 and the lowest return for a quarter was 0.49% during the quarter ended March 31, 1994.

For information on the current and effective 7-day yield of Retail Shares, call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998
                                                  Since
                              One       Five      Inception
                              Year      Years     (11-13-92)
                              -----     -----     ----------
Florida Tax-Free Money
  Fund (Retail Shares)        2.94%     2.97%     2.85%

RISK RETURN SUMMARY: FEE TABLE
------------------------------
This table describes the fees and expenses that you will pay if you buy and hold Retail Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Load Imposed on Purchases                            None
     Sales Load Imposed on Reinvested Dividends                 None
     Redemption Fee                                             None*
     Exchange Fee                                               None
     Check Redemption Processing Fee (per check):
        First six checks per month                              None
        Additional checks per month                             $0.25

* You will be charged $8 for each wire redemption. This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Retail Shares' assets)

      Management Fees                                              .50%
      Distribution (12b-1) Fees                                    .22%
      Other Expenses                                               .26%
                                                                   ----
      Total Annual Operating Expenses                              .98%(A)
                                                                   ====

(A) After waivers of management fees by the Adviser, total operating expenses were .75% for the fiscal year ended June 30, 1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
      This Example is intended to help you compare the cost of investing in Retail Shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Retail Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Retail Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year   3 Years   5 Years   10 Years
                               $ 100     $ 312     $ 542     $1,201

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 65% of its total assets in high-quality, short-term Florida municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. It is a fundamental policy that under normal market conditions, the Fund will invest at least 80% of its total assets in short-term municipal obligations which pay interest that is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the approval of the Fund's shareholders.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o        The Fund's dollar-weighted average maturity will be 90 days or less.

o The Fund will only invest in obligations which mature in 13 months or less.

FLORIDA MUNICIPAL OBLIGATIONS. Florida municipal obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. Florida municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be used to finance various private activities for the construction of housing, educational or
medical   facilities  or  the  financing  of  privately  owned  or  operated facilities.

Florida municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of Florida municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may also include floating and variable rate municipal obligations, when-issued obligations and obligations with puts attached.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o        When-Issued   obligations  are  obligations  which  are  paid  for  and
         delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, including circumstances where acceptable Florida municipal obligations are not available, the Fund may invest more than 35% of its total assets in obligations which are not Florida municipal obligations. These include municipal obligations which pay interest that is exempt from federal income tax, but whose value is not exempt from the Florida intangible personal property tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in Florida municipal obligations, economic and political conditions in Florida may have a great impact on the value of the Fund's shares. Florida has a service-based economy that continues to diversify and grow at a steady pace. Florida does not have a tax on personal income but has an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet state expenses, including the repayment of its debt obligations. As a result, the state has a relatively narrow tax base with 71% of its revenues derived from the 6% sales and use tax. The state's income structure depends more on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years while maintaining tax levels and funding growth-related service requirements. Florida's future budgets will be challenged by the passage of a constitutional amendment obligating the state to make ample provision for high-quality education for all children, limits on state sales tax growth due to the rapid expansion of Internet commerce, and the effect of international economic uncertainty on the state's exports and tourism business. Although no issuers of Florida municipal obligations are currently in default on their payments of principal and interest, a default could adversely impact the market values and marketability of all Florida municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
----------------------
You may open an account in Retail Shares of the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. For more information about how to purchase shares, call Countrywide Fund Services, Inc. (the "Transfer Agent") (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050). The different account options and minimum investment requirements are listed below.

ACCOUNT OPTIONS

Regular Accounts
----------------
The minimum amount required to open a regular account is $1,000. There are no minimum requirements for additional investments.

Accounts for Countrywide Affiliates
-----------------------------------
If you (or anyone in your immediate family) are an employee, shareholder or customer of Countrywide Credit Industries, Inc. or any of its affiliated companies, you may open an account for $50. There are no minimum requirements for additional investments.

Automatic Investment Account
----------------------------
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and additional investments must be $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.

INVESTMENT PLANS

Direct Deposit Plans
---------------------
Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

InvestPlus Plan
---------------
The InvestPlus Plan provides an easy way for Countrywide mortgage holders to invest in the Fund by including their investment with their mortgage payment. If you are a Countrywide mortgage holder, you may write one check for the total amount.

Cash Sweep Program
------------------
Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined net asset value ("NAV") on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

OPENING A NEW ACCOUNT. You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus. Be sure to indicate the type of account you would like to open and the amount of money you would like to invest.

2.       Write a check for your  initial  investment  to the  "Florida  Tax-Free
         Money Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time. Additional purchases may be made by mail to the address listed above or by wire. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 4:00 p.m., Eastern time, on the previous business day, or by 12:00 noon, Eastern time, on the same day of your wire if your wire is sent by a bank that has made appropriate arrangements with the Transfer Agent. Your purchase will be priced based upon the NAV after your order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o We may open accounts for less than the minimum investment amount or change the minimum investment requirements at any time.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

HOW TO REDEEM SHARES
--------------------
BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                    COUNTRYWIDE FUND SERVICES, INC.
                    P.O. BOX 5354
                    CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

BY CHECK. You may open a checking account with the Fund and redeem shares by check. The Transfer Agent will redeem the appropriate number of shares in your account to cover the amount of your check. Checks will be processed at the NAV on the day the check is presented to the Custodian for payment. Checks may be payable to anyone for any amount, but checks may not be certified. If you invest in the Fund through a cash sweep or similar program with a financial institution, you may not open a checking account with the Fund.

If the amount of your check is more than the value of the shares held in your account, the check will be returned. The Transfer Agent charges shareholders its costs for each check returned for insufficient funds and for each stop payment.

If you do not write more than six checks during a month, you will not be charged a fee for your checking account. If you write more than six checks during a month, you will be charged $.25 for each additional check written that month. However, there is no charge for any checks written by employees, shareholders and customers (including members of their immediate family) of Countrywide Credit Industries, Inc. or any of its affiliates.

PROCESSING OF REDEMPTIONS. If you request a redemption by wire, you will be charged an $8 processing fee. We reserve the right to change the processing fee, upon 30 days' notice. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also charge you for processing the wire. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below the minimum amount required for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
-----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                            GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund


TAXABLE BOND FUNDS                      TAX-FREE BOND FUNDS
 Adjustable Rate U.S. Government        *Tax-Free Intermediate Term
     Securities Fund                        Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
     Fund

TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                            Fund
                                         Florida Tax-Free Money
                                            Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

All of the Fund's net investment income is declared as a dividend to shareholders on each business day and is paid monthly. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of the actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will automatically be reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of its interest distributions is eligible for the dividends received deduction available to corporations.

Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless the shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax as long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement showing the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
----------------------
The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, entities in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

DISTRIBUTION PLAN
-----------------
Pursuant to Rule 12b-1 under the 1940 Act, Retail Shares of the Fund have adopted a plan of distribution (the "Plan") which permits these shares to directly incur or reimburse the Adviser for certain expenses related to their distribution, including payments to securities dealers and other persons, including the Adviser and its affiliates, who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the average daily net assets allocable to Retail Shares. Because distribution fees are paid out of the assets of Retail Shares on an on-going basis, over time these fees will increase the cost of your investment. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates. Distribution expenses paid by the Adviser which are not reimbursed by Retail Shares of the Fund cannot be carried over from year to year.

CALCULATION OF SHARE PRICE
--------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asst value per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the financial performance of Retail Shares for the past five years. Certain information reflects financial results for a single Retail Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in Retail Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

-------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ---------------------------------------------------------------
                                               1999       1998        1997        1996       1995
-------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        ---------------------------------------------------------------
Net investment income                        0.026       0.030       0.029       0.032       0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                   (0.026)     (0.030)     (0.029)     (0.032)     (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year            $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        =============================================================
Total return                                  2.68%       3.03%       2.90%       3.29%       3.17%
                                        =============================================================
Net assets at end of year (000's)        $  21,371    $ 14,368     $22,434     $28,906     $24,119
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                      0.75%       0.75%       0.75%       0.61%       0.66%
Ratio of net investment income to
   average net assets                         2.58%       2.98%       2.85%       3.24%       3.12%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.98%, 0.95%, 0.94%, 0.80% and 0.80% for the years ended June 30, 1999,
    1998, 1997, 1996 and 1995, respectively.

                                                                      ACCOUNT NO. 11 - ____________________________
                                                                                           (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
FLORIDA TAX-FREE MONEY FUND                                           Branch Address:_________________________________
(Retail Shares)                                                       Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Tax-Free
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000 and an
     $8.00 fee.  For wire redemptions please attach a voided check from the account below).
[  ] Checkwriting - Call 1-800-543-0407 for checkwriting application and signature card.

AUTOMATIC INVESTMENT (For Automatic Investment please attach a voided check from the account below.)
Please purchase shares of the Florida Tax-Free Money Fund by withdrawing from the commercial bank account below, per the instructions below:
Amount $_________(minimum $50)

______________________________ is hereby authorized to charge to my account the bank draft amount here indicated.  I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.
Please make my automatic investment on:
[ ] the last business day of each month    [ ] the 15th day of each month  [ ] both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account __________________________________________________

Commerical bank account #___________________________________________________________

ABA Routing #_______________________________________________________________________

City, State and Zip in which bank is located _______________________________________

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
---------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):
[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

Countrywide Tax-Free Trust
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629- 2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Interne site at http://www.sec.gov. Copies of information on the Commission's Interne site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
File No. 811-3174

                                                          Tax-Exempt








                                                           PROSPECTUS




                  Ohio Tax-Free
                  Money Fund
                 Institutional Shares

                                                       November 1, 1999


                                                     [logo] COUNTRYWIDE
                                                            INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                             PROSPECTUS
                                                             November 1, 1999


                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                            OHIO TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES

TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................
RISK/RETURN SUMMARY: FEE TABLE..............................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS...............
HOW TO PURCHASE SHARES......................................................
HOW TO REDEEM SHARES........................................................
HOW TO EXCHANGE SHARES......................................................
SUBACCOUNTING SERVICES . . . . . . . . . . . . . . . . . . . . . .
DIVIDENDS AND DISTRIBUTIONS.................................................
TAXES.......................................................................
OPERATION OF THE FUND.......................................................
CALCULATION OF SHARE PRICE..................................................
FINANCIAL HIGHLIGHTS........................................................

FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CONTACT YOUR BROKER OR CALL US AT THE ABOVE NUMBER.

RISK/RETURN SUMMARY
-------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest primarily in high-quality, short-term Ohio municipal obligations, which are debt obligations issued by the State of Ohio and its agencies which pay interest that is exempt from both federal income tax and Ohio personal income tax. Under normal market conditions, the Fund will invest at least 80% of its total assets in obligations which pay interest that is exempt from federal income tax. The Fund is a money market fund which seeks to maintain a constant share price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of Ohio and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal obligation held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in Institutional Shares of the Fund by showing the changes in the performance of Institutional Shares from year to year during their operations. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

3.29%    3.21%
1997     1998

During the period shown in the bar chart, the highest return for a quarter was 0.88% during the quarter ended June 30, 1997 and the lowest return for a quarter was 0.77% during the quarter ended December 31, 1998.

For information on the current and effective 7-day yield of Institutional Shares of the Fund, call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998
                                            Since
                                     One    Inception
                                     Year   (1-7-97)
                                     ----   ----------
Ohio Tax-Free Money
  Fund (Institutional Shares)        3.21%

RISK RETURN SUMMARY: FEE TABLE
------------------------------
This table describes the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Load Imposed on Purchases                             None
Sales Load Imposed on Reinvested Dividends                  None
Redemption Fee                                              None*
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Institutional Shares' assets)

      Management Fees                                     .44%
      Distribution (12b-1) Fees                            None
      Other Expenses                                      .07%
                                                          -------
      Total Annual Operating Expenses                     .51%(A)
                                                          =======
(A) After waivers of management fees by the Adviser, total operating expenses were .50% for the fiscal year ended June 30,1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
      This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Institutional Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year   3 Years   5 Years   10 Years
                                         ------   -------   -------   --------
                                         $ 52     $ 164     $ 285     $ 640

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
-------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.

The Fund's investment objective may be changed by the Board of Trustees without the approval of shareholders. You will be notified if there is a change in the Fund's investment objective and you should then consider whether the Fund will continue to be an appropriate investment under your circumstances.

INVESTMENT STRATEGIES

The Fund will invest primarily in high-quality, short-term Ohio municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. It is a fundamental policy that under normal market conditions, the Fund will invest at least 80% of its total assets in short-term municipal obligations which pay interest that is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the approval of the Fund's shareholders.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o        The Fund's dollar-weighted average maturity will be 90 days or less.

o The Fund will only invest in obligations which mature in 13 months or less.

OHIO MUNICIPAL OBLIGATIONS. Ohio municipal obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be used to finance various private activities for the construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

Ohio municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of Ohio municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may also include floating and variable rate municipal obligations, when-issued obligations and obligations with puts attached.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o        When-Issued   obligations  are  obligations  which  are  paid  for  and
         delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, the Fund may invest, as the Adviser deems necessary, in other municipal obligations which pay interest that is exempt from federal income tax, but not Ohio personal income tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest in these other short-term securities when, for example, Ohio municipal obligations are temporarily unavailable for purchase, pending investment of proceeds or in anticipation of redemptions. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

,

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in Ohio municipal obligations, the Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio, once concentrated in the manufacturing of motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980s. This has brought the state's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 19.8% of employment in 1998, versus 15.3 for the nation. Statewide employment levels continue to increase, with total employment in 1998 up 1% over the prior year. The state's steady economic performance has resulted in consistently strong financial results. The 1997 and 1998 fiscal years ended with both revenues exceeding forecasts and spending below budgets. At the end of the 1998 fiscal year the state had a general revenue fund balance exceeding $2.6 billion, or 14% of the general revenue fund's budget. The state's 2000-2001 budget will address funding for primary and secondary education in response to a 1998 Ohio Supreme Court decision declaring the current system of school funding unconstitutional. The Ohio Supreme Court's decision poses challenges to the state to balance education funding with competing state spending requirements while maintaining its strong financial position. Although no issuers of Ohio municipal obligations are currently in default on their payments of principal and interest, a default could adversely impact the market values and marketability of all Ohio municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
----------------------
The minimum initial investment in Institutional Shares of the Fund ordinarily is $1,000,000. You may purchase shares by mailing or wiring your investment to Countrywide Fund Services, Inc. (the "Transfer Agent"). For more information on how to purchase shares, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050).

OPENING A NEW ACCOUNT. You may open an account directly with the Fund by following the steps outlined below.

1. Complete the Account Application included in this Prospectus.

2.       Write a check for your initial  investment to the "Ohio Tax- Free Money
         Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time by mail or by wire. Purchases by mail should be sent to the address listed above. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-
2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 12:00 noon, Eastern time, on that day. Your purchase will be priced based upon the net asset value ("NAV") after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined NAV on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

HOW TO REDEEM SHARES
-------------------
BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                    COUNTRYWIDE FUND SERVICES, INC.
                    P.O. BOX 5354
                    CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated

Clearing  House  (ACH)  transaction.   The  telephone  redemption  privilege  is
automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner.

PROCESSING OF REDEMPTIONS. You may be charged a fee by your bank or brokerage firm for processing a wire redemption. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A SIGNATURE GUARANTEE is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

MINIMUM BALANCE REQUIREMENTS. We reserve the right to ask you to increase your account balance if your balance falls below our minimum requirements for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                            GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                      TAX-FREE BOND FUNDS
 Adjustable Rate U.S. Government        *Tax-Free Intermediate Term
    Securities Fund                        Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
     Fund

TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                           Fund
                                         Florida Tax-Free Money
                                           Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

SUBACCOUNTING SERVICES
----------------------
Institutions are encouraged to open single master accounts. However, certain institutions may want to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may change a subaccounting fee based on the level of services rendered. Institutions holding shares of the Fund in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of, or in addition to, normal trust or agency account fees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
All of the Fund's net investment income is declared as a dividend to shareholders on each business day and is paid monthly. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of the actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will automatically be reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of its interest distributions is eligible for the dividends received deduction available to corporations.

Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, entities in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

CALCULATION OF SHARE PRICE
--------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asst value per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------
The financial highlights table is intended to help you understand the financial performance of Institutional Shares during their operations. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in Institutional Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.


                                      Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                                                          Period
                                                   Year Ended June 30,     Ended
                                                                         June 30,
                                               1999           1998        1997(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $     1.000    $     1.000    $      1.000
                                        -------------------------------------------------------------
Net investment income                          0.029          0.033           0.016
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)        (0.033)         (0.016)
                                        -------------------------------------------------------------
Net asset value at end of period         $     1.000    $     1.000    $      1.000
                                        =============================================================
Total return                                   2.98%          3.33%           3.31%(C)
                                        =============================================================
Net assets at end of period (000's)      $  176,106     $   115,266    $    97,589
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%           0.50%(C)
Ratio of net investment income to
   average net assets                          2.93%          3.27%           3.28%(C)

(A) Represents the period from the initial public offering of Institutional shares (January 7, 1997)
    through June 30, 1997.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.51%, 0.52% and 0.56%(C) for the periods ended June 30, 1999, 1998 and 1997, respectively.
(C) Annualized.

                                                                     ACCOUNT NO. 17 - ____________________________
                                                                                        (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
OHIO TAX-FREE MONEY FUND                                              Branch Address:_________________________________
(Institutional Shares)                                                Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________ ($1,000,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
__________________________________________________________________________________________________________________
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000
     For wire redemptions please attach a voided check from the account below).


Countrywide Tax-Free Trust
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
File No. 811-3174

                                                            Tax-Exempt







                                                             PROSPECTUS





        Florida Tax-Free Money Fund
           Institutional Shares


                                                          November 1, 1999

                                                       [logo] COUNTRYWIDE
                                                              INVESTMENTS

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                                              PROSPECTUS
                                                              November 1, 1999


                           COUNTRYWIDE TAX-FREE TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                  800-543-0407

                           FLORIDA TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES

TABLE OF CONTENTS

RISK/RETURN SUMMARY....................................................
RISK/RETURN SUMMARY: FEE TABLE.........................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..........
HOW TO PURCHASE SHARES.................................................
HOW TO REDEEM SHARES...................................................
HOW TO EXCHANGE SHARES.................................................
SUBACCOUNTING SERVICES . . . . . . . . . . . . . . . . . . . . . .
DIVIDENDS AND DISTRIBUTIONS............................................
TAXES..................................................................
OPERATION OF THE FUND..................................................
CALCULATION OF SHARE PRICE.............................................
FINANCIAL HIGHLIGHTS...................................................

For further information or assistance in opening an account, please contact your broker or call us at the above number.

RISK/RETURN SUMMARY
-------------------
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest at least 65% of its total assets in high-quality, short-term Florida municipal obligations. Florida municipal obligations are debt obligations issued by the State of Florida and its agencies which pay interest that is exempt from both federal income tax and the Florida intangible personal property tax. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in obligations which pay interest that is exempt from federal income tax. The Fund is a money market fund which seeks to maintain a constant price of $1.00 per share.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's yield will fluctuate due to changes in economic conditions, interest rates, political events and other conditions affecting the performance of the fixed-income market.

The Fund is non-diversified and may invest in a smaller number of issuers than a diversified fund. Therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. There are also risks of reduced diversification because the Fund invests primarily in debt obligations of issuers within a single state. The Fund's performance is closely tied to the financial condition of the State of Florida and its municipalities and authorities. A deterioration in the condition of an issuer of a municipal security held by the Fund could result in a default by the issuer on its payments of interest and principal, which could cause a decrease in the value of the Fund's shares.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in Institutional Shares of the Fund by showing the changes in the performance of Institutional Shares from year to year during their operations. The Fund's past performance is not necessarily an indication of its future performance.

(bar chart)

1.83%  3.25%  3.19%
1996   1997   1998

During the period shown in the bar chart, the highest return for a quarter was 0.84% during the quarter ended June 30, 1998 and the lowest return for a quarter was 0.74% during the quarter ended March 31, 1997.

For information on the current and effective 7-day yield of Institutional Shares of the Fund, call 1-800-543-0407 (Nationwide) or 629-2050 (in Cincinnati).

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998
                                                  Since
                                       One      Inception
                                       Year     (5-29-96)
                                       ----     ---------
Florida Tax-Free Money
  Fund (Institutional Shares)          3.19%

RISK RETURN SUMMARY: FEE TABLE
-------------------------------
This table describes the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Load Imposed on Purchases                             None
Sales Load Imposed on Reinvested Dividends                  None
Redemption Fee                                              None*
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Institutional Shares' assets)
         Management Fees                                   .50%
         Distribution (12b-1) Fees                         None
         Other Expenses                                    .21%
                                                           -----
         Total Annual Operating Expenses                   .71%(A)
                                                           =======
(A) After waivers of management fees by the Adviser, total operating expenses were .50% for the fiscal year ended June 30,1999. The Adviser may discontinue these fee waivers at any time.

EXAMPLE
         This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Institutional Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year   3 Years   5 Years   10 Years
                                ------   -------   -------   --------
                                $ 73     $ 227     $ 395     $ 883

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 65% of its total assets in high-quality, short-term Florida municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. It is a fundamental policy that under normal market conditions, the Fund will invest at least 80% of its total assets in short-term municipal obligations which pay interest that is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the approval of the Fund's shareholders.

The Fund is a money market fund and will use its best efforts to maintain a constant share price of $1.00 per share. However, there can be no assurance that the Fund will be able to do so on a continuing basis. The Fund will comply with the Securities and Exchange Commission's regulations for money market funds regarding the quality, maturity and diversification of its investments, including:

o The Fund will invest in obligations which are rated in one of the two highest categories by any two national statistical rating agencies (or by one rating agency if only one agency provides a rating).

o The Fund may purchase unrated obligations if the Adviser determines that they meet the Fund's quality standards. (If an obligation no longer meets the Fund's quality standards or no longer presents minimal credit risks, the Fund will sell the security as soon as practicable).

o        The Fund's dollar-weighted average maturity will be 90 days or less.

o The Fund will only invest in obligations which mature in 13 months or less.

FLORIDA MUNICIPAL OBLIGATIONS. Florida municipal obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. Florida municipal obligations are issued to finance work on public facilities, to pay general operating expenses or to refinance outstanding debts. They may also be used to finance various private activities for the construction of housing, educational or
medical   facilities  or  the  financing  of  privately  owned  or  operated facilities.

Florida municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The two principal types of Florida municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility. The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Tax-exempt notes, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes, are issued to provide interim financing or other short-term capital needs and generally mature in one year or less.

Municipal obligations purchased by the Fund may also include floating and variable rate municipal obligations, when-issued obligations and obligations with puts attached.

o Floating and variable rate municipal obligations are obligations with interest rates that are adjusted when a specific interest rate index changes (floating rate obligations) or on a schedule (variable rate obligations). Although there may not be an active secondary market for a particular floating or variable rate obligation, these obligations usually have demand features which permit the Fund to demand payment in full of the principal and interest. Obligations with demand features are often secured by letters of credit issued by a bank or other financial institution. A letter of credit may reduce the risk that an entity will not be able to meet the Fund's demand for repayment of principal and interest.

o        When-Issued   obligations  are  obligations  which  are  paid  for  and
         delivered within 15 to 45 days after the date of their purchase. The Fund will maintain a segregated account of cash or liquid securities to pay for its when-issued obligations and this account will be valued daily in order to account for market fluctuations in the value of its when- issued commitments.

o Obligations with puts attached are obligations which may be resold back to the seller at a specific price or yield within a specific period of time. The Fund will purchase obligations with puts attached for liquidity and may pay a higher price for obligations with puts attached than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation.

TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes, including circumstances where acceptable Florida municipal obligations are not available, the Fund may invest more than 35% of its total assets in obligations which are not Florida municipal obligations. These include municipal obligations which pay interest that is exempt from federal income tax, but whose value is not exempt from the Florida intangible personal property tax and taxable short-term securities. Taxable short-term securities include certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government, its agencies and instrumentalities and repurchase agreements. Under normal market conditions, no more than 5% of the Fund's net assets will be invested in any one type of taxable obligation. When taking such a temporary defensive position, the Fund may not achieve its investment objective.

RISK CONSIDERATIONS

INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The Fund seeks to keep its share price constant at $1.00 per share. However, a sudden deterioration in the financial condition of an issuer of a municipal obligation or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

Municipal obligations purchased by the Fund may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

NON-DIVERSIFICATION RISK. The Fund is a non-diversified fund, which means that it may invest more than 5% of its assets in the securities of one issuer. This may cause the value of the Fund's shares to be more sensitive to any single economic, business, political or regulatory occurrence than the net asset value of shares in a diversified fund.

CONCENTRATION RISK. The Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

The Fund may invest more than 25% of its assets in industrial development bonds which may be backed only by the assets and revenues of nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry.

Because the Fund invests primarily in Florida municipal obligations, economic and political conditions in Florida may have a great impact on the value of the Fund's shares. Florida has a service-based economy that continues to diversify and grow at a steady pace. Florida does not have a tax on personal income but has an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet state expenses, including the repayment of its debt obligations. As a result, the state has a relatively narrow tax base with 71% of its revenues derived from the 6% sales and use tax. The state's income structure depends more on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years while maintaining tax levels and funding growth-related service requirements. Florida's future budgets will be challenged by the passage of a constitutional amendment obligating the state to make ample provision for high-quality education for all children, limits on state sales tax growth due to the rapid expansion of Internet commerce, and the effect of international economic uncertainty on the state's exports and tourism business. Although no issuers of Florida municipal obligations are currently in default on their payments of principal and interest, a default could adversely impact the market values and marketability of all Florida municipal obligations and the Fund's share price.

TAX RISK. Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

HOW TO PURCHASE SHARES
----------------------
The minimum initial investment in Institutional Shares of the Fund ordinarily is $100,000. You may purchase shares by mailing or wiring your investment to Countrywide Fund Services, Inc. (the "Transfer Agent"). For more information on how to purchase shares, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050).

OPENING A NEW ACCOUNT. You may open an account directly with the Fund by following the steps outlined below.

1.       Complete the Account Application included in this Prospectus.

2.       Write a check for your  initial  investment  to the  "Florida  Tax-Free
         Money Fund."

3. Mail your completed Account Application and your investment check to the Transfer Agent or send your investment by wire and mail your completed Account Application to the Transfer Agent at the following address:

                             COUNTRYWIDE FUND SERVICES, INC.
                             P.O. BOX 5354
                             CINCINNATI, OHIO 45201-5354

ADDING TO YOUR ACCOUNT. You may make additional purchases to your account at any time by mail or by wire. Purchases by mail should be sent to the address listed above. For more information about purchases by wire, please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). Your bank may charge a fee for sending your wire. Each additional purchase must contain the account name and number in order to properly credit your account.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o You may receive a dividend on the day you wire an investment if you notify the Transfer Agent of your wire by 12:00 noon, Eastern time, on that day. Your purchase will be priced based upon the net asset value ("NAV") after a proper order is received.

     o We mail you confirmations of all purchases or redemptions of Fund shares.

     o        Certificates for shares are not issued.

     o We reserve the right to limit the amount of investments and to refuse to sell to any person.

     o If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o There is no fee for purchases made by wire, but we may charge you for this service upon 30 days' prior notice.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined NAV on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institutions for participating in this program.

HOW TO REDEEM SHARES
--------------------
BY WRITTEN REQUEST. You may send a written request to the Transfer Agent with your name, your account number and the amount to be redeemed. You must sign your request exactly as your name appears on our account records. Mail your written request to:

                    COUNTRYWIDE FUND SERVICES, INC.
                    P.O. BOX 5354
                    CINCINNATI, OHIO 45201-5354

BY TELEPHONE. If the amount of your redemption is less than $25,000, you may redeem your shares by telephone. To redeem shares by telephone, call the Transfer Agent (Nationwide call toll-free 800-543- 0407; in Cincinnati call 629-2050). Your redemption proceeds may be mailed to the address stated on your Account Application, wired to your bank or brokerage account as stated on your Account Application or deposited via an Automated Clearing House (ACH) transaction. The telephone redemption privilege is automatically available to you, unless you specifically notify the Transfer Agent not to honor telephone redemptions for your account.

THROUGH YOUR BROKER-DEALER. You may also redeem shares by placing a wire redemption request through your broker-dealer. Your broker-dealer is responsible for ensuring that redemption requests are transmitted to us in propoer form in a timely manner.

PROCESSING OF REDEMPTIONS. You may be charged a fee by your bank or brokerage firm for processing a wire redemption. Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States. If it is impossible or impractical to wire funds, the redemption proceeds will be sent by mail to the designated account.

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an ACH transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a proper request for redemption. You may be charged a contingent deferred sales load on the redeemed shares if you had exchanged your shares from another fund in the Countrywide Family of Funds which charges a contingent deferred sales load.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

A signature guarantee is required for (1) any redemption which is $25,000 or more (2) any redemption when the name(s) or the address on the account has been changed within 30 days of your redemption request.

MINIMUM BALANCE REQUIREMENTS. We reserve the right to ask you to increase your account balance if your balance falls below our minimum requirements for your account. If the account balance remains below our minimum requirements for 30 days after we notify you, we may close your account and send you the proceeds.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     o We may refuse any telephone redemption request if the name(s) or the address on the account has been changed within 30 days of your redemption request.

     o We may delay mailing redemption proceeds for more than 3 business days (redemption proceeds are normally mailed or wired within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request). Redemption proceeds may be wired to you on the same day of your telephone request, if your request is properly made before 12:00 noon, Eastern time.

     o We will consider all written and verbal instructions as authentic and will not be responsible for processing instructions received by telephone which are reasonably believed to be genuine or for processing redemption proceeds by wire. We will use reasonable procedures to determine that telephone instructions are genuine, such as requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. If we do not use such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

HOW TO EXCHANGE SHARES
----------------------
Shares of the Fund and of any other fund in the Countrywide Family of Funds may be exchanged for each other.

The Countrywide Family of Funds consists of the following funds. Funds which may have a front-end or a contingent deferred sales load are marked with an asterisk.

GROWTH FUNDS                            GROWTH & INCOME FUNDS
*Growth/Value Fund                      *Equity Fund
*Aggressive Growth Fund                 *Utility Fund

TAXABLE BOND FUNDS                      TAX-FREE BOND FUNDS
 Adjustable Rate U.S. Government        *Tax-Free Intermediate Term
     Securities Fund                        Fund
*Intermediate Bond Fund                 *Ohio Insured Tax-Free Fund
*Intermediate Term Government Income
     Fund

TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
Short Term Government Income Fund        Tax-Free Money Fund
Institutional Government Income Fund     Ohio Tax-Free Money Fund
Money Market Fund                        California Tax-Free Money
                                            Fund
                                         Florida Tax-Free Money
                                            Fund

You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined NAV (or offering price, if there is a sales load) after the Transfer Agent receives your request.

You may only exchange shares into a fund which is authorized for sale in your state of residence and you must meet that fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event. Before making an exchange, contact the Transfer Agent to request information about the other funds in the Countrywide Family of Funds.

SUBACCOUNTING SERVICES
----------------------
Institutions are encouraged to open single master accounts. However, certain institutions may want to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may change a subaccounting fee based on the level of services rendered.

Institutions holding shares of the Fund in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of, or in addition to, normal trust or agency account fees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
All of the Fund's net investment income is declared as a dividend to shareholders on each business day and is paid monthly. Management will determine when to distribute any net realized short-term capital gains. The percentage of the distribution which is tax-exempt will be based upon the percentage of the actual tax-exempt income earned by the Fund during the distribution period. This percentage will vary from distribution to distribution.

Your distributions will automatically be reinvested in additional shares unless you specifically indicate otherwise on your Account Application or notify the Transfer Agent. If you choose to receive your dividends in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current NAV and your dividends will automatically be reinvested in additional shares. You will not receive interest on the amount of your uncashed checks until the checks have been reinvested in your account.

TAXES
-----
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of its interest distributions is eligible for the dividends received deduction available to corporations.

Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless the shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax as long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.


Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

The Fund will mail to each of its shareholders a statement showing the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Countrywide Investments, Inc. (the "Adviser"), 312 Walnut Street, Cincinnati, Ohio 45202 to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is the investment adviser to all funds in the Countrywide Family of Funds. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee at the annual rate of .5% of its average daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

The Adviser is the principal underwriter for the Fund and the exclusive agent for the distribution of shares of the Fund.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision making process, entities in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

CALCULATION OF SHARE PRICE
--------------------------
On each day that the Trust is open for business, the share price (NAV) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m. Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected. The Fund's NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing its securities on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of thirteen months or less and invests only in securities which meet the Fund's quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asst value per share. However, there is no assurance that the Fund will be able to do so.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the financial performance of Institutional Shares during their operations. Certain information reflects financial results for a single Institutional Share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in Institutional Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and Annual Report, which is available upon request.

                                         Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------
                                                                                      Period
                                                    Year Ended June 30,                Ended
                                                                                     June 30,
                                              1999          1998         1997        1996(A)
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of period    $    1.000    $    1.000   $    1.000    $    1.000
                                        ----------------------------------------------------------------
Net investment income                          0.029         0.032        0.031         0.003
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)       (0.032)      (0.031)       (0.003)
                                        -------------------------------------------------------------
Net asset value at end of period          $    1.000    $    1.000   $    1.000    $    1.000
                                        -------------------------------------------------------------
Total return                                    2.93%         3.28%        3.16%         3.03%(C)
                                        =============================================================
Net assets at end of period (000's)       $   15,284    $   49,159   $   19,349    $   19,145
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%        0.50%         0.50%(C)
Ratio of net investment income to
   average net assets                          2.91%          3.23%        3.11%         3.03%(C)

(A) Represents the period from the initial public offering of Institutional shares (May 29, 1996)
    through June 30, 1996.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.71%, 0.79% and 0.87% for the periods ended
    June 30, 1999, 1998, 1997 and 1996, respectively.
(C) Annualized.

PAGE>

                                                                      ACCOUNT NO. 6 - ____________________________
                                                                                            (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
                                                                      Home Office Address:____________________________
FLORIDA TAX-FREE MONEY FUND                                           Branch Address:_________________________________
(Institutional Shares)                                                Rep Name & No.:_________________________________
                                                                      Rep Signature:__________________________________

___________________________________________________________________________________________________________________
Initial Investment of $_____________ ($100,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other
__________________________________________________________________________________________________________________
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TIN CERTIFICATION
I certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide
Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust,
Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or Countrywide Fund Services, Inc. do not
employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.  I certify under the penalities of perjury that
(1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.  The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding.) [  ]


___________________________________     __________________________________
Applicant             Date              Joint Applicant            Date

___________________________________     ___________________________________
Other Authorized Signatory  Date        Other Authorized Signatory  Date

NOTE:  Corporations, trusts and other organizations must provide a copy of the resolution form on the reverse side.
Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.
[  ] New Application  [  ] Amendment to previous Application dated ________ Account  No. _______________
Name of Registered Owner ________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner.  Any ____ of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Countrywide Investment
Trust for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

       Name                         Title                     Signature

___________________           ____________________           ___________________

___________________           ____________________           ___________________

___________________           ____________________           ___________________

COUNTRYWIDE TAX-FREE TRUST, or any agent of the Trust may, without inquiry, rely upon the instruction of any person(s)
purporting to be an authorized person named above, or in any Amendment received by the Trust or its agent.  The Trust and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

--------------------------------------------------------------------------------------------------------------------------------
                                     SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
I understand that the telephone redemption privilege is automatically available to me unless I indicate otherwise below.
(See the prospectus for limitations on this option.)
[  ] I do not wish to have the telephone redemption privilege on my account.
[  ] Please mail redemption proceeds to the name and address of record.
[  ] Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $1,000
      For wire redemptions please attach a voided check from the account below).



Countrywide Tax-Free Trust
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide (Toll-Free) 800-543-8721
Cincinnati 513-629-2000

Board of Trustees
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

Investment Adviser
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

Transfer Agent
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Additional information about the Fund is included in the Statement of Additional Information ("SAI") which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-543-0407 (Nationwide) or 629- 2050 (in Cincinnati).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site can be obtained for a fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.
File No. 811-3174

                           COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1999

                               Tax-Free Money Fund
                         Tax-Free Intermediate Term Fund
                           Ohio Insured Tax-Free Fund
                            Ohio Tax-Free Money Fund
                         California Tax-Free Money Fund
                           Florida Tax-Free Money Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Tax-Free Trust dated November 1, 1999. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                                  TABLE OF CONTENTS                PAGE

THE TRUST............................................................ 3
MUNICIPAL OBLIGATIONS................................................ 5
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS.......................... . 11
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS........................15
INVESTMENT LIMITATIONS...............................................20
INSURANCE ON THE OHIO INSURED TAX-FREE FUND'S SECURITIES...........  26
TRUSTEES AND OFFICERS................................................29
THE INVESTMENT ADVISER AND UNDERWRITER...............................32
DISTRIBUTION PLANS...................................................35
SECURITIES TRANSACTIONS..............................................38
PORTFOLIO TURNOVER...................................................39
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.................40
OTHER PURCHASE INFORMATION...........................................44
TAXES................................................................45
REDEMPTION IN KIND...................................................48
HISTORICAL PERFORMANCE INFORMATION...................................48
PRINCIPAL SECURITY HOLDERS........................................ . 53
CUSTODIAN............................................................54
AUDITORS.............................................................55
TRANSFER AGENT . ....................................................55
TAX EQUIVALENT YIELD TABLES..........................................56
ANNUAL REPORT . . . .................................................59

THE TRUST
---------
         Countrywide Tax-Free Trust (the "Trust"), formerly Midwest Group Tax Free Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers six series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

     Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A (Retail) shares and Class B (Institutional) shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class A shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Class A shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Class B shares such as checkwriting privileges and automatic investment and redemption plans.

         Both Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred.

In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
         Each Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. The Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund invest primarily in Ohio Obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax. The California Tax-Free Money Fund invests primarily in California Obligations, which are Municipal Obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and California income tax. The Florida Tax-Free Money Fund invests primarily in Florida Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax.

         Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper.

         TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

     Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

     From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, a Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. Each Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

     WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when- issued Municipal Obligations. Obligations offered on a when- issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In connection with these investments, each Fund will direct its Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. Each Fund may invest in participation interests in Municipal Obligations owned by banks or other financial institutions. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders. Each Fund will not invest more than 10% of its net assets in participation interests that do not have a demand feature and all other illiquid securities.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

     FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. Each Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. Each Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets a Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

     INVERSE FLOATING OBLIGATIONS. Each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations.

         OBLIGATIONS WITH PUTS ATTACHED. Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Funds. Certain of these lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

         Each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund will not invest more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds do not intend to invest more than an additional 5% of their net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
----------------------------------------
         The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

         The Tax-Free Intermediate Term Fund may invest in Municipal Obligations rated at the time of purchase within the three highest grades assigned by Moody's, S&P or Fitch. The Ohio Insured Tax-Free Fund may invest in Municipal Obligations rated at the time of purchase within the four highest grades assigned by Moody's, S&P or Fitch. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Funds' quality standards. Each Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by S&P (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), S&P (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2).

         Moody's Ratings
         ---------------
         1. TAX-EXEMPT BONDS. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

         2. TAX-EXEMPT NOTES. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         3. TAX-EXEMPT COMMERCIAL PAPER. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P Ratings
         -----------
         1. TAX-EXEMPT BONDS. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. TAX-EXEMPT NOTES. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. TAX-EXEMPT COMMERCIAL PAPER. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A- 1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         Fitch Ratings
         -------------
         1. TAX-EXEMPT BONDS. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. TAX-EXEMPT NOTES. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

         3. TAX-EXEMPT COMMERCIAL PAPER. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         General. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Funds. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. Each Fund may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

         Subsequent to its purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by a Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more detailed discussion of some of the investment policies of the Funds described in the Prospectuses (see "Investment Objectives, Investment Strategies and Related Risks") appears below:

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers' acceptances of banks having a short-term rating of A-1 by S&P or Prime-1 by Moody's. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by S&P. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by a Fund without the affirmative vote of a majority of its outstanding shares.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may each borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Funds will not make any additional purchases of portfolio securities while borrowings are outstanding.

     The Ohio Tax-Free Money Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

     SECURITIES WITH LIMITED MARKETABILITY. Each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to demand features; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature and as to which there is no secondary market; repurchase agreements not terminable within seven days, and (for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund) lease obligations for which there is no secondary market.

         MAJORITY. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE LIMITATIONS APPLICABLE TO THE TAX-FREE MONEY FUND, THE TAX-FREE INTERMEDIATE TERM FUND AND THE OHIO INSURED TAX-FREE FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. A Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the total assets of the Fund would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5.  Commodities.   Each  Fund  will  not  purchase,  hold  or  deal  in
commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (b) by loaning portfolio securities, or (c) by engaging in repurchase transactions.

         7. Certain Companies. Each Fund will not purchase securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

         8. Obligations of One Issuer. Each Fund will not purchase more than 10% of the outstanding publicly issued debt obligations of any issuer. With respect to the Ohio Insured Tax-Free Fund, this limitation does not apply to securities issued or guaranteed by the State of Ohio and its political subdivisions and duly constituted authorities and corporations. This limitation is not applicable to privately issued Municipal Obligations.

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control.

         10. Other Investment Companies. Each Fund will not invest more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt or invest more than 5% of its total assets in the securities of any investment company. Each Fund will not purchase more than 3% of the outstanding voting stock of any investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. Each Fund will not invest in common stocks.

         13. Securities Owned by Affiliates. Each Fund will not purchase or retain the securities of any issuer if, to the Trust's knowledge, those Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         14. Short Sales and Options. Each Fund will not sell any securities short or write call options. This limitation is not applicable to the extent that sales by a Fund of Municipal Obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         As diversified series of the Trust, the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund have adopted the following additional investment limitation, which may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Neither Fund will purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

         THE LIMITATIONS APPLICABLE TO THE OHIO TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by it except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

         THE LIMITATIONS APPLICABLE TO THE CALIFORNIA TAX-FREE MONEY FUND AND THE FLORIDA TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

         3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. Each Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. Each Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. Each Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which a Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

         12. Senior Securities. Each Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Funds will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Except for temporary defensive purposes, the assets of each of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund will be invested so that no more than 20% of the annual income of each Fund will be subject to federal income tax. Except for temporary defensive purposes, at no time will more than 20% of the value of the net assets of each of the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund be invested in taxable obligations. Under normal market conditions, each Fund anticipates that not more than 5% of its net assets will be invested in any one type of taxable obligation.

INSURANCE ON THE OHIO INSURED TAX-FREE FUND'S SECURITIES
--------------------------------------------------------
     Under normal market conditions, at least 65% of the value of the Ohio Insured Tax-Free Fund's total assets will be invested in Ohio municipal obligations which are insured as to payment of interest and principal either by an insurance policy obtained by the issuer of the obligations at original issuance or by an insurance policy obtained by the Fund from a recognized insurer. The Fund also may own uninsured Ohio municipal obligations, including obligations where the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government. The Fund may also invest up to 20% of its net assets in short-term Ohio municipal obligations which are not insured, since insurance on these obligations is generally unavailable. For temporary defensive purposes, the Fund may invest more than 20% of its net assets in uninsured short-term Ohio municipal obligations. The Board of Trustees may terminate the practice of investing in insured obligations if it determines that such practice is not in the best interests of the Fund's shareholders.

     Ohio municipal obligations purchased by the Ohio Insured Tax-Free Fund may be insured by one of the following types of insurance: new issue insurance, mutual fund insurance, or secondary insurance.

         NEW ISSUE INSURANCE. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. All premiums are paid in advance by the issuer or underwriter. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business.

         MUTUAL FUND INSURANCE. A mutual fund insurance policy is purchased by the Fund from an insurance company. All premiums are paid from the Fund's assets, thereby reducing the yield from an investment in the Fund. A mutual fund insurance policy is non-cancelable except for non-payment of premiums and remains in effect only as long as the Fund holds the insured obligation. In the event the Fund sells an obligation covered by a mutual fund policy, the insurance company is liable only for those payments of principal and interest then due and in default. If the Fund holds a defaulted obligation, the Fund continues to pay the insurance premium thereon but is entitled to collect interest payments from the insurer and may collect the full amount of principal from the insurer when the obligation becomes due. Accordingly, it is expected that the Fund will retain in its portfolio any obligations so insured which are in default or are in significant risk of default to avoid forfeiture of the value of the insurance feature of such obligations, which would not be reflected in the price for which the Fund could sell such obligations. In valuing such defaulted obligations, the Fund will value the insurance in an amount equal to the difference between the market value of the defaulted obligation and the market value of similar obligations which are not in default. Because the Fund must hold defaulted obligations in its portfolio, its ability in certain circumstances to purchase other obligations with higher yields will be limited.

         SECONDARY INSURANCE. A secondary insurance policy insures an obligation for as long as it remains outstanding, regardless of the owner of such obligation. Premiums are paid by the Fund and coverage is non-cancelable, except for non-payment of premiums. Because secondary insurance provides continuous coverage during the term of the obligation, it provides greater marketability of the Fund's obligations than is allowed under a mutual fund insurance policy. Thus, the Fund with secondary insurance may sell an obligation to a third party as a high-rated insured security at a higher market price than would otherwise be obtained if the obligation were insured under a mutual fund policy. Secondary insurance also gives the Fund the option of selling a defaulted obligation rather than compelling it to hold a defaulted security in its portfolio so that it may continue to be afforded insurance protection.

         The Ohio Insured Tax-Free Fund currently intends to purchase only Ohio municipal obligations which are insured by the issuer of the obligation under a new issue insurance policy. In the event the Adviser makes a recommendation to purchase an obligation which is not otherwise insured, the Fund may purchase such obligation and thereafter obtain mutual fund or secondary insurance.

         The Ohio Insured Tax-Free Fund may purchase insurance from, or obligations insured by, one of the following recognized insurers of municipal obligations: MBIA Insurance Corp.("MBIA"), AMBAC Assurance Corp. ("AMBAC"), Financial Guaranty Insurance Co. ("FGIC") or Financial Security Assurance Inc. ("FSA"). Each insurer is rated Aaa by Moody's and AAA by S&P and each insurer maintains a statutory capital claims ratio well below the exposure limits set by the Insurance Commissioner of New York (300:1 insurance risk exposure to every dollar of statutory capital). The Fund may also purchase insurance from, or obligations insured by, other insurance companies provided that such companies have a claims-paying ability rated Aaa by Moody's or AAA by S&P. While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payments of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations.

         MBIA has been the leader in the municipal bond insurance market for the past sixteen years, holding a 42% share of the market in 1997. MBIA's volume of new issue municipal bonds increased to approximately $44 billion in 1997, as compared to $37 billion during the previous year. While premium levels in the municipal market continue to be very competitive, insurers throughout the industry are diversifying their products by targeting both the asset-based and the international markets. Although municipal bond insurance remains the dominant component of MBIA's written and earned premiums, the company further expanded its asset-backed business in 1998 with the acquisition of CapMAC
Holdings Inc. MBIA's efforts to capitalize on international insurance opportunities began in 1995 when it entered into a European joint venture with AMBAC and expanded further in 1998 with the opening of an office in Japan. MBIA's international business volume as of December 31, 1997 represents 2.3% of its total insured portfolio. MBIA continues to successfully position itself for continued growth and diversification without a material negative impact on its overall consolidated risk profile. MBIA is 98.4% publicly owned, with its remaining shares owned by Aetna Casualty & Surety Company.

         AMBAC is the oldest and second largest bond insurer. AMBAC held a 24% share of the municipal bond market in 1997, down from 29% the previous year, as management was not willing to follow downward pricing trends to maintain its share of the market. AMBAC has historically taken a very conservative approach to the bond insurance business, beyond simply underwriting, to a zero- loss philosophy. Management remains committed to investment- grade underwriting and risk management, not only for its bond insurance business, but for all of its products. AMBAC's disciplined underwriting continues to produce a high-quality book of business with a very low insured portfolio risk profile and a high margin of safety. As with other insurers, product diversification has been a cornerstone of the AMBAC strategic plan. The AMBAC and MBIA joint venture in Europe has made a material contribution to the overall business success of AMBAC's specialized finance division and AMBAC's entry into the asset-based insurance sector now accounts for 35% of its net par written. AMBAC is entirely owned by public shareholders.

         FGIC is 99% owned by General Electric Capital Services and 1% owned by Sumitomo Marine & Fire Insurance Co. Ltd. FGIC remains committed to investment-grade, zero-loss underwriting and risk management standards. This has resulted in a high-quality book of insured business. FGIC employs a conservative underwriting strategy in terms of its target markets, focusing on the low-risk sectors of the municipal market such as general obligations, tax-backed, water, sewer and transportation sectors. Although the company posted a 49.7% increase in net par written in 1997, net premiums written only rose 12.7%. The lower growth rate of net premiums written compared to net par written is the result of pricing declines in FGIC's targeted sectors, which represent the most competitively priced sectors. Without pressure from its parent to provide ever increasing returns, FGIC has little incentive to expand into the riskier sectors of the municipal market and therefore continues to focus on the lower- risk sectors that provide stable earnings.

         FSA continues to expand its presence in the municipal bond market with a 15% market share in 1997, up from a 5% market share in 1995. While FSA's roots are in the asset-based insurance sector, it no longer is the perennial market share leader in this market, although it remains a major player. From a total portfolio perspective, municipal insurance in force has surpassed the insured asset-backed portfolio. Municipal net par now represents 63% of the total par book of business with asset- backed net exposure declining to about 37%. The company's quality and risk management measurements are generally equal to or slightly better than most industry averages and it continues to predominately seek investment-grade underwriting. FSA's capital adequacy margin of safety, currently in the 1.5x - 1.6x range is above the industry average of 1.3x - 1.4x and management has indicated that it intends for the near-term to maintain its current margin of safety. Notwithstanding its underwriting conservatism, FSA's earnings measurements have exhibited recent improvement due to increased municipal bond market share, lower capital charges and economy of scale improvements. During the year ended December 31, 1997, net premiums written by FSA increased 43%.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Countrywide complex of mutual funds (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                               AGGREGATE
                                                             COMPENSATION
                                              COMPENSATION       FROM
                              POSITION           FROM         COUNTRYWIDE
NAME                     AGE    HELD             TRUST           COMPLEX
---------------------    ---  --------         -----------     -----------
 Donald L. Bodgon, MD    68   Trustee             $ 4,000         $ 12,000
+H. Jerome Lerner        61   Trustee               4,000           12,000
*Robert H. Leshner       60   President/Trustee         0                0
 Howard J. Levine        63   Trustee               4,000           12,000
*Angelo R. Mozilo        60   Chairman/Trustee          0                0
 Fred A. Rappoport       52   Trustee               4,000           12,000
+Oscar P. Robertson      60   Trustee               4,000           12,000
 John F. Seymour, Jr.    61   Trustee               4,000           12,000
+Sebastiano Sterpa       70   Trustee               4,000           12,000
 Maryellen Peretzky      47   Vice President            0                0
 William E. Hortz        41   Vice President            0                0
 Tina D. Hosking         31   Secretary                 0                0
 Theresa M. Samocki      29   Treasurer                 0                0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +               Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     DONALD L. BOGDON, M.D., 1551 Hillcrest Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors. He is also a director of Slush Puppy Inc., a manufacturer of frozen beverages, and Peerless Manufacturing, a manufacturer of bakery equipment.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust), Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer). He is also President and a Trustee of Countrywide Strategic Trust and Countrywide Investment Trust, registered investment companies.

         HOWARD J. LEVINE, 26901 Agoura Road, Calabasas Hills, California is President of ARCS Commercial Mortgage Co., L.P.

         ANGELO R. MOZILO, 4500 Park Granada Boulevard, Calabasas, California is Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc. (a holding company). He is Chairman and a director of Countrywide Home Loans, Inc. (a residential mortgage lender), Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Lending Corporation and Countrywide Capital Markets, Inc. (parent company). He is also a director of CCM Municipal Services, Inc. (a tax lien purchaser), CTC Real Estate Services Corporation (a foreclosure trustee), LandSafe, Inc. (parent company) and various LandSafe, Inc. subsidiaries which provide property appraisals, credit reporting services, home inspection services, flood zone determination services, title insurance and/or closing services for residential mortgages.

     FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is Chairman of The Fred Rappoport Company, a broadcasting and entertainment company.

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Corporation (a non-profit affordable housing company). He is a director and a consultant for Orange Coast Title Insurance Co. and is also a director of Irvine Apartment Communities (a REIT) and Inco Homes (a home builder). Until
January 1, 1995, he was the Executive Director of the California Housing Finance Agency. He is a former U.S. Senator, State Senator, California State Legislator and Mayor of Anaheim, California.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         MARYELLEN PERETZKY, 312 Walnut Street, Cincinnati, Ohio is Senior Vice President, Chief Operating Officer and Secretary of Countrywide Investments, Inc. and Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Vice President of Countrywide Investment Trust and Countrywide
Strategic Trust.

      WILLIAM E. HORTZ, 312 Walnut Street, Cincinnati, Ohio is Executive Vice President and Director of Sales of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Vice President of Countrywide Investment Trust and Countrywide Strategic Trust. From 1996 until 1998, he was
President of Peregrine Asset Management (an investment adviser). From 1991 until 1996, he was Regional Director of Neuberger & Berman Management (an investment adviser).

      TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio is Associate General Counsel and Assistant Vice President of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Investment Trust and Countrywide Strategic Trust.

     THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio is Assistant Vice President-Fund Accounting Manager of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Treasurer of Countrywide Investment Trust and Countrywide Strategic Trust.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Strategic Trust and Countrywide Investment
Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), formerly Midwest Group Financial Services, Inc., is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner are deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from
$100,000,000  to  $200,000,000,   .4%  of  such  assets  from   $200,000,000  to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended June 30, 1999, 1998 and 1997, the Tax-Free Money Fund accrued advisory fees of $143,015, $150,790 and $149,097, respectively; however, the Adviser voluntarily waived $17,332 of its fees for the fiscal year ended June 30, 1999 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1999, 1998 and 1997, the Tax-Free Intermediate Term Fund paid advisory fees of $271,849, $302,947 and $343,509, respectively. For the fiscal years ended June 30, 1999, 1998 and 1997, the Ohio Insured Tax-Free Fund paid advisory fees of $353,019, $378,345 and $393,579, respectively; however, the Adviser voluntarily reimbursed the Fund for $948 of Class A expenses for the fiscal year ended June 30, 1998 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1999, 1998 and 1997, the Ohio Tax-Free Money Fund accrued advisory fees of $1,597,319, $1,421,029 and $1,181,638, respectively; however, the Adviser voluntarily waived $51,659, $46,680 and $54,672 of its fees for the fiscal years ended June 30, 1999, 1998 and 1997, respectively and reimbursed the Fund for $7,979 and $9,148 of Class B expenses for the fiscal years ended June 30, 1998 and 1997, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1999, 1998 and 1997, the California Tax-Free Money Fund paid advisory fees of $278,310, $210,813 and $200,103, respectively. For the fiscal years ended June 30, 1999, 1998 and 1997, the Florida Tax-Free Money Fund accrued advisory fees of $285,704, $276,608 and $234,628, respectively; however, the Adviser voluntarily waived $124,338, $107,645 and $87,852 of its fees for the fiscal years ended June 30, 1999, 1998 and 1997, respectively, and reimbursed the Fund for $7,114 and $18,259 of Class B expenses for the fiscal years ended June 30, 1998 and 1997, respectively, in order to reduce the operating expenses of the Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until February 28, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of

Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended June 30, 1999, the aggregate underwriting and broker commissions on sales of the Funds' shares were $126,878 of which the Adviser paid $113,349 to unaffiliated dealers in the selling network, earned $5,012 as a broker-dealer in the selling network and retained $8,517 in underwriting commissions. For the fiscal year ended June 30, 1998, the aggregate underwriting commissions on sales of the Funds' shares were $141,856 of which the Adviser paid $124,248 to unaffiliated broker-dealers in the selling network, earned $7,484 as a broker-dealer in the selling network and retained $10,124 in underwriting commissions. For the fiscal year ended June 30, 1997, the aggregate underwriting commissions on sales of the Funds' shares were $190,011 of which the Adviser paid $170,321 to unaffiliated broker-dealers in the selling network, earned $5,456 as a broker-dealer in the selling network and retained $14,234 in underwriting commissions.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund which are subject to a contingent deferred sales load. For the fiscal year ended June 30, 1999, the Adviser retained $13,216 and $1,347 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively. For the fiscal year ended June 30, 1998, the Adviser retained $6,430 and $5,587 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free

Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively. For the fiscal year ended June 30, 1997, the Adviser retained $5,958 and $1,441 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------
         CLASS A PLAN -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of
 .25% of the average daily net assets of the Tax-Free Money Fund and .25% of the average daily net assets of the Class A shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended June 30, 1999, the aggregate distribution-related expenditures of the Tax-Free Money Fund ("MF"), the Tax-Free Intermediate Term Fund ("ITF"), the Ohio Insured Tax-Free Fund ("OIF"), the Ohio Tax-Free Money Fund ("OMF"), the California Tax-Free Money Fund ("CMF") and the Florida Tax-Free Money Fund ("FMF") under the Class A Plan were $1,718, $42,341, $8,559, $501,001, $27,528 and $42,826, respectively. Amounts were spent as follows:

                             MF           ITF        OIF          OMF              CMF          FMF
Printing and mailing
of prospectuses and
reports to prospective
shareholders . . . .      $ 1,718     $  3,067     $ 4,273     $   6,377        $  3,528      $ 2,643
Payments to broker-
dealers and others
for the sale or
retention of assets .         ---       39,274       4,286       483,607          24,000       40,183
Other promotional
expenses . . . . . .          ---          ---          ---       11,017             ---         ---
                         -------- ------------    ---------      ----------     -----------  -----------
                          $ 1,718     $ 42,341      $ 8,559      $501,001        $27,528      $42,826
                          =======     ========      =======      ========        =======      =======


     Class C Plan  (Tax-Free  Intermediate  Term Fund and Ohio Insured  Tax-Free
Fund) -- The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

      For the fiscal year ended June 30, 1999, the aggregate distribution-related expenditures of the Tax-Free Intermediate Term Fund ("ITF") and the Ohio Insured Tax-Free Fund ("OIF") under the Class C Plan were $25,030 and $27,034, respectively. Amounts were spent as follows:

                                           ITF              OIF
Printing and mailing of
  prospectuses and reports
  to prospective shareholders. . . . . . $   304           $     320
Payments to broker-dealers and
  others for the sale or
  retention of assets. . . . . . . . . .   24,726             26,714
                                          -------            -------
                                          $25,030            $27,034
                                          =======            =======

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         The Adviser intends to hold the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) of the shares of the Tax- Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund.

         Pursuant to Rule 2a-7, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

         The maturity of a floating or variable rate instrument subject to a demand feature held by the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a long-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a short-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be one day. The maturity of a long-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand. The maturity of a short-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Funds for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

         If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

         Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

         The Board of Trustees has adopted the policy for the Tax- Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         Taxable securities, if any, held by the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is set forth below.

         RIGHT OF ACCUMULATION. A purchaser of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any purchaser of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     PURCHASER. A purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "How to Exchange Shares" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
------
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

    Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Funds may invest in such "specified private activity bonds" subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors.

       Each Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax, the California Tax-Free Money Fund intends to invest primarily in obligations the income from which is exempt from California income tax and the Florida Tax-Free Money Fund intends to invest primarily in obligations the value of which is exempt from the Florida intangible personal property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         All or a portion of the sales load incurred in purchasing Class A shares of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of Countrywide Investments and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the funds of Countrywide Investments. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 1999, the Tax- Free Intermediate Term Fund had capital loss carryforwards for federal income tax purposes of $361,822 which expires on June 30, 2004.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

         Yield quotations on investments in the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1999 were 2.86% and 2.90%, respectively. The Ohio Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1999 were 2.87% and 2.91%, respectively, for Class A shares and 3.12% and 3.17%, respectively, for Class B shares. The California Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1999 were 2.82% and 2.86%, respectively. The Florida Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1999 were 3.01% and 3.05%, respectively, for Class A shares and 3.26% and 3.31%, respectively, for Class B shares. The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may also quote a tax- equivalent current or effective yield, computed by dividing that portion of a Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1999 were 4.74% and 4.80%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the Ohio Tax-Free Money Fund's tax- equivalent current and effective yields for the seven days ended June 30, 1999 were 5.14% and 5.21%, respectively, for Class A shares and 5.58% and 5.67%, respectively, for Class B shares. Based on the highest combined marginal federal and California income tax rate for individuals (45.22%), the California Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1999 were 5.15% and 5.22%, respectively. Based on the highest marginal federal income tax rate for individuals (39.6%), the Florida Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1999 were 4.98% and 5.05%, respectively, for Class A shares and 5.40% and 5.48%, respectively, for Class B shares.

         From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                               P (1 + T)n = ERV
Where:
P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund for the periods ended June 30, 1999 are as follows:

Tax-Free Intermediate Term Fund (Class A)
1 year                                                                 0.03%
5 years                                                                4.52%
10 years                                                               5.73%

Tax-Free Intermediate Term Fund (Class C)
1 year                                                                 1.40%
5 years                                                                4.30%
Since inception (February 1, 1994)                                     3.30%

Ohio Insured Tax-Free Fund (Class A)
1 year                                                                -2.27%
5 years                                                                4.92%
10 years                                                               6.09%

Ohio Insured Tax-Free Fund (Class C)
1 year                                                                 1.05%
5 years                                                                5.11%
Since inception (November 1, 1993)                                     3.75%

         The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end or contingent deferred sales load which, if included, would reduce total return. The total returns of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                     Ohio         Ohio
                   Tax-Free        Tax-Free          Insured      Insured
                   Intermediate    Intermediate      Tax-Free     Tax-Free
                   Term Fund       Term Fund         Fund         Fund
Period Ended       Class A          Class C          Class A      Class C
------------      ------------     ------------       --------    --------
June 30, 1990         6.35%                            5.53%
June 30, 1991         7.38%                            7.98%
June 30, 1992         8.78%                           11.55%
June 30, 1993        10.75%                           12.24%
June 30, 1994         1.70%         -3.40%(1)         -0.41%       -4.01%(2)
June 30, 1995         6.36%          5.82%             7.75%        7.31%
June 30, 1996         4.51%          4.00%             5.05%        4.44%
June 30, 1997         6.19%          5.49%             7.36%        6.65%
June 30, 1998         5.63%          4.85%             7.03%        6.24%
June 30, 1999         2.07%          1.40%             1.81%        1.05%

(1)      From date of initial public offering on February 1, 1994.
(2)      From date of initial public offering on November 1, 1993.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end or contingent deferred sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (excluding sales loads) for the periods ended June 30, 1999 are as follows:

Tax-Free Intermediate Term Fund (Class A)
1 Year                                         2.07%
3 Years                                        4.61%
5 Years                                        4.94%
10 Years                                       5.94%
Since inception (September 10, 1981)           6.17%

Ohio Insured Tax-Free Fund (Class A)
1 Year                                         1.81%
3 Years                                        5.37%
5 Years                                        5.78%
10 Years                                       6.52%
Since inception (April 1, 1985)                7.56%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may advertise their yield and tax- equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1999 were 4.06% and 3.39%, respectively. The yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1999 were 4.67% and 4.11%, respectively. Tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the tax-equivalent yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1999 were 6.72% and 5.61%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1999 were 8.36% and 7.36%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Class A and Class B shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund. The yield of Class B shares is expected to be higher than the yield of Class A shares due to the distribution fees imposed on Class A shares. Average annual total return and yield are computed separately for Class A and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         IBC's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax-Free Stockbroker & General Purpose Funds category. In addition, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax-Free State Specific Stockbroker & General Purpose Funds categories.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Tax-Free Money Fund may provide comparative performance information appearing in the Tax-Exempt Money Market Funds category, the Ohio Tax-Free Money Fund may provide comparative performance information appearing in the Ohio Tax- Exempt Money Market Funds category, the California Tax-Free Money Fund may provide comparative performance information appearing in the California Tax-Exempt Money Market Funds category and the Florida Tax-Free Money Fund may provide comparative performance information appearing in the Other States Tax-Exempt Money Market Funds category. The Tax-Free Intermediate Term Fund may provide comparative performance information appearing in the Intermediate (5-10 year) Municipal Debt Funds category and the Ohio Insured Tax-Free Fund may provide comparative performance information appearing in the Ohio Municipal Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
         As of August 13, 1999, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, owned of record 35.30% of the Trust's outstanding shares, including 89.57% of the outstanding Class B shares of the Ohio Tax-Free Money Fund and 65.97% of the outstanding Class B shares of the Florida Tax- Free Money Fund. The Fifth Third Bank may be deemed to control the Trust, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares as of such date. As of August 13, 1999, BHC Securities, Inc., 2005 Market Street,
Philadelphia, Pennsylvania owned of record 33.80% of the outstanding Class A shares of the Ohio Tax-Free Money Fund and 5.49% of the outstanding Class C shares of the Ohio Insured Tax-Free Fund. BHC Securities, Inc. may be deemed to control the Class A shares of the Ohio Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares as of such date. As of August 13, 1999, Wachovia Investments, Inc., P.O. Box 110, Winston Salem, North Carolina owned of record 56.46% of the outstanding Class A shares of the Florida Tax-Free Money Fund. Wachovia Investments, Inc. may be deemed to control the Class A shares of the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares on such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote on such matters.

         As of August 13, 1999, National Investor Services Corp. FBO The Exclusive Benefit of its Customers, 55 Water Street, New York, New York owned of record 10.83% of the outstanding shares of the Tax-Free Money Fund and 21.59% of the outstanding Class B shares of the Florida Tax-Free Money Fund; Edward A. Striker and Carol A. Striker, 9711 Bennington Drive, Cincinnati, Ohio owned of record 5.99% of the outstanding shares of the Tax-Free Money Fund; David Tondow Jr. and Margaret L. Tondow, 2937 Alpine Terrace, Cincinnati, Ohio owned of record 5.25% of the outstanding shares of the Tax-Free Money Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of Its
Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.30% of the outstanding Class A shares of the Tax-Free Intermediate Term Fund; Deborah L. Lontor, 584 Lindford Drive, Bay Village, Ohio owned of record 6.15% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; Regina
M. Gray, 18442 Piers End Drive, Noblesville, Indiana owned of record 7.60% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; PaineWebber FBO Leland Brubaker Trustee, 4229 Westleton Court, Columbus, Ohio owned of record 6.03% of the outstanding Class C shares of the Ohio Insured Tax-Free Fund; Jerry Bach, 9055 Shawnee Run Road, Cincinnati, Ohio owned of record 7.13% of the outstanding Class A shares of the Ohio Tax- Free Money Fund; Joseph H. Kanter, 9792 Windisch Road, West Chester, Ohio owned of record 7.10% of the outstanding Class A shares of the Florida Tax-Free Money Fund; Milton R. Psaty Trustee, The Milton Psaty Revocable Living Trust, 2580 S. Ocean Boulevard, Palm Beach, Florida owned of record 6.72% of the outstanding Class A shares of the Florida Tax-Free Money Fund; and Bode Finn Limited Partnership, P.O. Box 83250, Columbus, Ohio owned of record 7.94% of the outstanding Class B shares of the Florida Tax-Free Money Fund.

         As of August 13, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially 3.09% of the outstanding shares of the California Tax-Free Money Fund. As of the same date, the Trustees and officers owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each other Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

         The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, has been retained to act as Custodian for investments of the Florida Tax-Free Money Fund. The Huntington Trust Company, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Huntington Trust Company receives a fee at the annual rate of .026% of the Fund's average net assets.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 2000. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21 per account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Tax-Free Money Fund and the California Tax-Free Money Fund each pay CFS a fee in accordance with the following schedule:

         Asset Size of Fund                            Monthly Fee
         -------------------                           -----------
     $          0 - $ 50,000,000                       $2,500
     $ 50,000,000 - $100,000,000                       $3,000
     $100,000,000 - $200,000,000                       $3,500
     $200,000,000 - $300,000,000                       $4,000
               Over $300,000,000                       $5,000*

The Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each pay CFS a fee in accordance with the following schedule:

           Asset Size of Fund                           Monthly Fee
           ------------------                           -----------
  $          0 - $ 50,000,000                           $3,500
  $ 50,000,000 - $100,000,000                           $4,000
  $100,000,000 - $200,000,000                           $4,500
  $200,000,000 - $300,000,000                           $5,000
            Over $300,000,000                           $6,000*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLES
----------------------------
         The tax equivalent yield tables illustrate approximately the yield an individual investor must earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

     TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND FLORIDA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under marginal federal 1999 income tax rates. No adjustments have been made for state or local taxes.

         OHIO INSURED TAX-FREE FUND AND OHIO TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Ohio 1999 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         CALIFORNIA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and California 1999 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $124,500 (single return) or $186,800 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $124,500. The tax equivalent yield tables have not been adjusted to reflect the impact of these adjustments to taxable income.


TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND
AND FLORIDA TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
               --------------------------------------------
                3.0%    3.5%    4.0%    4.5%    5.0%   5.5%
Federal
Tax Bracket*                 Tax Equivalent Yield
-----------    ---------------------------------------------
15%             3.53%   4.12%   4.71%   5.29%   5.88%    6.47
28%             4.17    4.86    5.56    6.25     6.94    7.64
31%             4.35    5.07    5.80    6.52     7.25    7.97
36%             4.69    5.47    6.25    7.03     7.81    8.59
39.6%           4.97    5.79    6.62    7.45     8.28    9.11

OHIO INSURED TAX-FREE FUND
OHIO TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Ohio and        3.0%    3.5%    4.0%     4.5%    5.0%    5.5%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
18.788%        3.69%    4.31%   4.93%    5.54%   6.16%   6.77
31.745%        4.40     5.13    5.86     6.59    7.33    8.06
35.761%        4.67     5.45    6.23     7.01    7.78    8.56
40.800%        5.07     5.91    6.76     7.60    8.45    9.29
44.130%        5.37     6.26    7.16     8.05    8.95    9.84

CALIFORNIA TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
Combined       --------------------------------------------
California and   3.0%   3.5%   4.0%     4.5%    5.0%    5.5%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
20.100%         3.75%   4.38%   5.01%   5.63%   6.26%   6.88
34.696%         4.59    5.36    6.13    6.89    7.66    8.42
37.417%         4.79    5.59    6.39    7.19    7.99    8.79
41.952%         5.17    6.03    6.89    7.75    8.61    9.47
45.217%         5.48    6.39    7.30    8.21    9.13   10.04


*Tax Brackets                                               Combined         Combined
-------------                                               Ohio and         California and
                                            Federal         Federal          Federal
Single             Joint                    Tax             Tax              Tax
Return             Return                   Bracket         Bracket          Bracket
---------------------------------------------------------------------------------------------------------------
Not over $25,750  Not Over $43,050          15%             18.788%          20.100%
$25,750-$62,450   $43,050-$104,050          28%             31.745%          34.696%
$62,450-$130,250  $104,050-$158,550         31%             35.761%          37.417%
$130,250-$283,150 $158,550-$283,150         36%             40.800%          41.952%
Over $283,150     Over $283,150           39.6%             44.130%          45.217%


ANNUAL REPORT
-------------

     The Funds' financial statements as of June 30, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                   Tax-Exempt

                                     Annual
                                     Report






                                  June 30, 1999
                             Countrywide Investments

Countrywide Investment Logo


                               Tax-Free Money Fund

                         California Tax-Free Money Fund

                            Ohio Tax-Free Money Fund

                           Florida Tax-Free Money Fund

                         Tax-Free Intermediate Term Fund

                           Ohio Insured Tax-Free Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter from the Chairman.......................................................3

Letter from the President......................................................4

Management Discussion and Analysis...........................................5-6

Statements of Assets and Liabilities.........................................7-9

Statements of Operations...................................................10-12

Statements of Changes in Net Assets........................................13-15

Financial Highlights.......................................................16-22

Notes to Financial Statements..............................................23-29

Portfolios of Investments:

     Tax-Free Money Fund...................................................30-31

     California Tax-Free Money Fund........................................32-33

     Ohio Tax-Free Money Fund..............................................34-40

     Florida Tax-Free Money Fund...........................................41-43

     Tax-Free Intermediate Term Fund.......................................44-47

     Ohio Insured Tax-Free Fund............................................48-50

Notes to Portfolios of Investments............................................51

Report of Independent Public Accountants......................................52



2. Countrywide Investments

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
PHOTO OF ANGELO R. MOZILO
CHAIRMAN

Dear Shareholders:

Thirty years ago, David Loeb and I had an ambitious vision for a new mortgage lending company. As we pondered a name for the company, we thought big:
Worldwide. But even the two of us, as ambitious as we were, could not conceive of a global reach for the company. After rejecting Nationwide, we settled on Countrywide and the rest is history. Now it seems our dreams were too modest. On February 17, Countrywide signed a letter of intent to form a European mortgage banking joint venture with Woolwich, plc, one of the five largest mortgage originators and servicers in the United Kingdom. The initial purpose of the joint venture is to provide fee-based mortgage services for Woolwich, which has a mortgage servicing portfolio equivalent to $40 billion, annual fundings equivalent to $10 billion and mortgage operations in France and Italy. The joint venture will also market its services to other lenders throughout the European Union.

Growth and change are crucial to our success at Countrywide. New ideas and the latest technology -- as well as huge ambition and passion to be the best -- made us the nation's largest independent residential mortgage lender and servicer. This philosophy also applies to the many Countrywide subsidiaries, including Countrywide Investments. We are committed to creating value for our shareholders by offering a variety of investment opportunities. There are currently 16 funds offered through Countrywide Investments, each designed to fulfill specific financial needs. As the merger and acquisition team adds new funds, shareholders will enjoy an even broader range of investment choices. Just as Countrywide Home Loans delivers the American dream of homeownership, Countrywide Investments brings financial dreams within the reach of every investor. Whether planning for a family, college education or retirement, Countrywide Investments makes saving and investing money easy and convenient.

Thank you for choosing Countrywide Investments for your financial planning needs. We hope our services will bring you the financial rewards of careful planning and big dreams.

Sincerely,

/S/ Angelo R. Mozilo

Angelo R. Mozilo
Chairman

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
PHOTO OF ROBERT H. LESHNER

Dear Fellow Shareholder:

We are pleased to present Countrywide Tax-Free Trust's Annual Report for the fiscal year ended June 30, 1999. This report provides financial data and performance information for the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund. These Funds represent the six tax-free money market and bond products offered among the 16 mutual funds that comprise the Countrywide Family of Funds.

The economic expansion that started in March 1991 showed no signs of faltering during the past year, and the index of leading economic indicators suggests that it will continue into the year 2000. The strong economy, coupled with negligible inflation, low unemployment and a bull market, has resulted in the highest level of consumer confidence in 30 years.

Continued strength in our economy and signs of improvement in Asian and Latin American economies proved to be the catalyst for an interest rate increase by the Federal Reserve Board during the second quarter of 1999. The Fed raised the federal funds target rate, a key short-term interest rate, by a quarter of a percentage point to 5%. By increasing the rate just 0.25%, the Fed sent a message that the 0.75% reduction made in the fall of 1998 was no longer completely necessary. As the Federal Open Market Committee (FOMC) stated in its announcement, "Much of the financial strain has eased, foreign economies have firmed and economic activity in the United States has moved forward at a brisk pace."

Municipal bonds outperformed Treasuries by a significant margin in the first half of 1999, reversing last year's underperformance. Heavy issuance of municipals in 1998, coupled with turmoil in foreign economies, caused a flight to quality that hurt the performance of municipals relative to Treasuries. This flight to quality has reversed dramatically in 1999 with returns on municipal bonds down only half as much as comparable Treasuries.

We believe the tax-exempt sector continues to offer an attractive investment alternative. Investors can buy high quality, intermediate and longer-term municipal bonds at yields close to 90% of Treasuries. This gives investors an appealing tax-free yield with an investment that should continue to provide relative stability compared to Treasuries and equities.

Countrywide Investments is committed to offering you quality products and services to help you meet your financial goals. Your confidence in us is reflected in our success. We thank you for your support and look forward to our continued partnership.

Sincerely,

/s/ Robert H. Leshner

Robert H. Leshner
President

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
OVERVIEW
The pace of economic activity in the U.S. over the past year remained quite brisk. Strong employment growth, rising incomes and a relentless stock market combined to fuel consumer consumption. Inflation remained subdued with the Consumer Price Index up only 2% for the past fiscal year. The yield curve steepened during the year with short-term maturities declining in yield, while yields on bonds with intermediate and long-term maturities increased. During the quarter ended September 30, 1998, a near meltdown in the emerging markets of Russia, Asia and Latin America sparked a liquidity crisis in the bond market, resulting in a "flight to quality" which sent Treasury yields sharply lower. This caused a dislocation between the Treasury market and other sectors of the bond market forcing yield spreads to widen dramatically. The Federal Reserve Board responded by lowering the federal funds rate on three occasions, providing the liquidity necessary for stability to return to the bond markets.

Interest rates began to rise by the start of 1999 due to improving conditions overseas and a concern that robust domestic growth would lead to higher inflation. By mid-year, Treasury yields had increased about 1% and, after several warnings, the Fed finally raised the federal funds rate by 0.25% to 5%. The change in municipal yields over the twelve months ended June 30 was comparable to the change in Treasuries; however, in the second half of the fiscal year, municipals outperformed Treasuries by a wide margin. Municipal bond yields were up only about half as much as comparable maturity Treasuries, and the total returns in most municipal sectors were twice that of the Treasury market.

TAX-FREE INTERMEDIATE TERM FUND
The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1999, the Fund's total returns (excluding the impact of applicable sales loads) were 2.07% and 1.40% for Class A shares and Class C shares, respectively. The Lehman Brothers 5-Year Municipal G.O. Bond Index returned 3.42% during the same period.

Our focus in managing the Tax-Free Intermediate Term Fund is to maximize the tax-free yield while minimizing the share price volatility. This focus can negatively impact our total return during periods of declining interest rates as was experienced during the first three quarters of the Fund's fiscal year. However, during the last quarter, as interest rates increased, the performance of the Fund improved relative to the comparative Lehman Brothers Index, and outperformed it after taking the Fund's operating expenses into consideration. In addition, the Fund outperformed its Lipper peer group for the fiscal year. Recently, we have made changes that we believe will help to improve the overall total return of the portfolio. These changes include selling some of the shorter maturity, higher coupon issues from the portfolio and buying new issues in the 10-year maturity range. The additional yield available in this maturity sector provides an attractive opportunity for the Fund.

OHIO INSURED TAX-FREE FUND
The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1999, the Fund's total returns (excluding the impact of applicable sales loads) were 1.81% and 1.05% for Class A shares and Class C shares, respectively. The Lehman Brothers 15-Year Municipal G.O. Bond Index returned 2.70% during the same period.

Performance of the Ohio Insured Tax-Free Fund for the fiscal year was comparable to that of the Lehman Brothers 15-year Municipal G.O. Bond Index after factoring in the associated expenses of the Fund. Over the course of the year, we initiated several trades in the portfolio to improve the overall structure of the portfolio. To accomplish this, we sold issues with higher coupons and short call features and bought new issues with better call protection. Concerning the purchases, we focused on issues in the 20-year maturity range offering call protection of at least ten years. These issues provide the best combination of yield and total return which, we believe, will ultimately improve the total return potential of the Fund.

             Comparison of the Change in Value since June 30, 1989 of a $10,000 Investment in the Tax-Free Intermediate Term Fund - Class A*
            and the Lehman Brothers 5-Year Municipal G.O. Bond Index


Tax-Free Intermediate Term Fund
Average Annual Total Returns

                1 Year           5 Years           10 Years     Since Inception*
Class A         0.03%             4.52%             5.73%             6.05%
Class C         1.40%             4.30%              -                3.30%


                  Lehman Brothers 5-Year                  Tax-Free Intermediate
                  Municipal G.O. Bond Index                Term Fund - Class A
6/89              10000                                        9800
                  10111                                        9951
                  10413                                        10182
                  10463                                        10241
6/90              10698                                        10422
                  10811                                        10472
                  11170                                        10797
                  11410                                        11005
6/91              11610                                        11191
                  12022                                        11515
                  12425                                        11779
                  12415                                        11835
6/92              12818                                        12174
                  13137                                        12441
                  13346                                        12687
                  13685                                        13118
6/93              14008                                        13483
                  14311                                        13910
                  14487                                        14075
                  14031                                        13600
6/94              14219                                        13711
                  14334                                        13789
                  14286                                        13663
                  14866                                        14257
6/95              15246                                        14583
                  15662                                        14884
                  15948                                        15246
                  16000                                        15180
6/96              16069                                        15241
                  16331                                        15486
                  16687                                        15835
                  16660                                        15811
6/97              17076                                        16184
                  17450                                        16486
                  17771                                        16764
                  17979                                        16905
6/98              18160                                        17096
                  18660                                        17519
                  18807                                        17614
                  19001                                        17677
6/99              18780                                        17450


Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

             Comparison of the Change in Value since June 30, 1989
      of a $10,000 Investment in the Ohio Insured Tax-Free Fund - Class A*
           and the Lehman Brothers 15-Year Municipal G.O. Bond Index

Ohio Insured Tax-Free Fund
Average Annual Total Returns


              1 Year        5 Years         10 Years          Since Inception*
Class A      -2.27%          4.92%           6.09%                  7.26%
Class C       1.05%          5.11%             -                    3.75%

               Lehman Brothers 15-Year                  Ohio Insured
               Municipal G.O. Bond Index                Tax-Free Fund - Class A
6/89           10000                                                9600
               9957                                                 9596
               10397                                                9952
               10396                                                9942
6/90           10634                                                10131
               10591                                                10139
               11059                                                10541
               11263                                                10729
6/91           11484                                                10939
               11954                                                11340
               12328                                                11701
               12394                                                11694
6/92           12867                                                12203
               13235                                                12441
               13561                                                12726
               14137                                                13207
6/93           14655                                                13696
               15266                                                14224
               15505                                                14328
               14453                                                13571
6/94           14659                                                13639
               14719                                                13663
               14461                                                13558
               15677                                                14452
6/95           16027                                                14696
               16612                                                15039
               17285                                                15709
               17120                                                15371
6/96           17180                                                15438
               17593                                                15805
               18126                                                16191
               18113                                                16059
6/97           18870                                                16574
               19517                                                16975
               20070                                                17356
               20335                                                17511
6/98           20693                                                17740
               21469                                                18285
               21606                                                18318
               21764                                                18408
6/99           21252                                                18060


Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November
1, 1993.



6. Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                      California
                                                     Tax-Free         Tax-Free
(000's)                                              Money Fund       Money Fund
--------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                              $    24,986      $    47,809
                                                    ============================
   At amortized cost                                $    24,935      $    47,711
                                                    ============================
   At market value (Note 2)                         $    24,935      $    47,711
Cash                                                        106              119
Interest receivable                                         208              378
Other assets                                                  9                1
                                                    ----------------------------
   Total assets                                          25,258           48,209
                                                    ----------------------------
LIABILITIES
Dividends payable                                             1                4
Payable for securities purchased                             --              201
Payable to affiliates (Note 4)                               15               26
Other accrued expenses and liabilities                        8               11
                                                    ----------------------------
   Total liabilities                                         24              242
                                                    ----------------------------

NET ASSETS                                          $    25,234      $    47,967
                                                    ----------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                     $    25,231      $    47,980
Undistributed net investment income                           6               --
Accumulated net realized losses from
security transactions                                        (3)            (13)
                                                    ----------------------------
Net assets                                          $    25,234      $    47,967
                                                    ============================

Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)             25,242           47,980
                                                    ============================

Net asset value, offering price and redemption price
   per share (Note 2)                               $      1.00      $      1.00
                                                    ============================

See accompanying notes to financial statements.



Countrywide Investments 7.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                         Ohio           Florida
                                                        Tax-Free        Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------

ASSETS
Investment securities:
   At acquisition cost                              $   393,693      $    36,451
                                                    ============================
   At amortized cost                                $   393,522      $    36,379
                                                    ============================
   At market value (Note 2)                         $   393,522      $    36,379
Cash                                                        312               15
Interest receivable                                       2,753              306
Other assets                                                 12                2
                                                    ----------------------------
   Total assets                                         396,599           36,702
                                                    ----------------------------

LIABILITIES
Dividends payable                                           430               23
Payable for securities purchased                          5,113               --
Payable to affiliates (Note 4)                              224               12
Other accrued expenses and liabilities                       35               12
                                                    ----------------------------
   Total liabilities                                      5,802               47
                                                    ----------------------------

NET ASSETS                                          $   390,797      $    36,655
                                                    ============================

NET ASSETS CONSIST OF:
Paid-in capital                                     $   390,787      $    36,666
Accumulated net realized gains (losses) from
security transactions                                        10             (11)
                                                    ----------------------------
NET ASSETS                                          $   390,797      $    36,655
                                                    ============================

PRICING OF RETAIL SHARES
Net assets applicable to Retail shares              $   214,691      $    21,371
                                                    ============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                               214,679           21,375
                                                    ============================
Net asset value, offering price and redemption price
   per share (Note 2)                               $      1.00      $      1.00
                                                    ============================

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares       $   176,106      $    15,284
                                                    ============================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5)                               176,108           15,291
                                                    ============================
Net asset value, offering price and
   redemption price per share (Note 2)              $      1.00      $      1.00
                                                    ============================

See accompanying notes to financial statements.


8. Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
                                                       Tax-Free     Ohio Insured
                                                    Intermediate      Tax-Free
(000's)                                               Term Fund         Fund
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost                              $    52,764      $    62,029
                                                    ============================
   At amortized cost                                $    52,525      $    61,971
                                                    ============================
   At market value (Note 2)                         $    53,176      $    64,501
Cash                                                         59               86
Interest receivable                                         891              623
Receivable for capital shares sold                          143               25
Receivable for securities sold                              491            3,579
Other assets                                                 14                7
                                                    ----------------------------
   Total assets                                          54,774           68,821
                                                    ----------------------------
LIABILITIES
Dividends payable                                            33               72
Payable for capital shares redeemed                         130              229
Payable for securities purchased                          2,027              990
Payable to affiliates (Note 4)                               37               36
Other accrued expenses and liabilities                       14               17
                                                    ----------------------------
   Total liabilities                                      2,241            1,344
                                                    ----------------------------

NET ASSETS                                          $    52,533      $    67,477
                                                    ============================
NET ASSETS CONSIST OF:
Paid-in capital                                     $    52,244      $    65,021
Accumulated net realized losses from
  security transactions                                    (362)             (74)
Net unrealized appreciation on investments                  651            2,530
                                                    ----------------------------
Net Assets                                          $    52,533      $    67,477
                                                    ============================
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares             $    47,899      $    62,737
                                                    ============================
Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)              4,405            5,343
                                                    ============================
Net asset value and redemption price
   per share (Note 2)                               $     10.87      $     11.74
                                                    ============================
Maximum offering price per share (Note 2)           $     11.09      $     12.23
                                                    ============================

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares             $     4,634      $     4,740
                                                    ============================
Shares of beneficial interest outstanding (unlimited number of
   shares authorized, no par value) (Note 5)                426              404
                                                    ============================
Net asset value, offering price and redemption price
   per share (Note 2)                               $     10.88      $     11.74
                                                    ============================

See accompanying notes to financial statements.
Countrywide Investments 9.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                                      California
                                                        Tax-Free       Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                  $     1,037      $     1,819
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                        143              278
   Accounting services fees (Note 4)                         30               36
   Transfer agent fees (Note 4)                              30               27
   Distribution expenses (Note 4)                             2               28
   Postage and supplies                                      18                6
   Registration fees                                         16                5
   Professional fees                                          8                9
   Custodian fees                                             7                8
   Trustees' fees and expenses                                6                6
   Pricing expenses                                           4                4
   Insurance expense                                          3                4
   Reports to shareholders                                    3                2
   Other expenses                                             1                5
                                                    ----------------------------
TOTAL EXPENSES                                              271              418
   Fees waived by the Adviser (Note 4)                     ( 17)              --
                                                    ----------------------------
NET EXPENSES                                                254              418

NET INVESTMENT INCOME                                       783            1,401
                                                    ----------------------------

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS               (2)           ( 12)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $       781      $     1,389
                                                    ============================

See accompanying notes to financial statements.


10. Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                          Ohio          Florida
                                                        Tax-Free       Tax-Free
(000's)                                               Money Fund      Money Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income                                  $    12,556      $     1,931
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                      1,597              286
   Distribution expenses, Retail class (Note 4)             501               43
   Accounting services fees (Note 4)                         73               46
   Transfer agent fees, Retail class (Note 4)                74               12
   Transfer agent fees, Institutional class (Note 4)         12               12
   Custodian fees (Note 4)                                   32               20
   Postage and supplies                                      38                3
   Registration fees                                         31                8
   Professional fees                                         25               10
   Pricing expenses                                          10                5
   Insurance expense                                          9                5
   Trustees' fees and expenses                                6                6
   Reports to shareholders                                    7                1
   Other expenses                                            19                2
                                                    ----------------------------
TOTAL EXPENSES                                            2,434              459
   Fees waived by the Adviser (Note 4)                      (52)           (124)
                                                    ----------------------------
NET EXPENSES                                              2,382              335
                                                    ----------------------------

NET INVESTMENT INCOME                                    10,174            1,596
                                                    ----------------------------

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS               (3)            (11)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $    10,171      $     1,585
                                                    ============================

See accompanying notes to financial statements.


Countrywide Investments 11.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                         Tax-Free   Ohio Insured
                                                       Intermediate   Tax-Free
(000's)                                                  Term Fund      Fund
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                  $     2,894      $     3,861
                                                    ----------------------------

EXPENSES
   Investment advisory fees (Note 4)                        272              353
   Transfer agent fees, Class A (Note 4)                     53               33
   Transfer agent fees, Class C (Note 4)                     12               12
   Distribution expenses, Class A (Note 4)                   42                9
   Distribution expenses, Class C (Note 4)                   25               27
   Accounting services fees (Note 4)                         48               48
   Postage and supplies                                      40               20
   Registration fees, Common                                  4                4
   Registration fees, Class A                                10                4
   Registration fees, Class C                                 9                2
   Pricing expenses                                          13               14
   Custodian fees                                            14                8
   Professional fees                                         10               11
   Reports to shareholders                                    8                5
   Trustees' fees and expenses                                6                6
   Insurance expense                                          5                6
   Other expenses                                             3                5
                                                    ----------------------------
TOTAL EXPENSES                                              574              567
                                                    ----------------------------

NET INVESTMENT INCOME                                     2,320            3,294
                                                    ----------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions            634              353
   Net change in unrealized appreciation/depreciation
     on investments                                      (1,787)         (2,151)
                                                    ----------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS        (1,153)         (1,798)
                                                    ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS          $     1,167      $     1,496
                                                    ============================

See accompanying notes to financial statements.

12. Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                                      California
                                            Tax-Free                   Tax-Free
                                           Money Fund                 Money Fund
------------------------------------------------------------------------------------
                                     Year          Year         Year         Year
                                    Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income         $     783     $    899      $  1,401     $   1,220
   Net realized gains (losses) from
     security transactions              (2)          --           (12)            2
                                ----------------------------------------------------
Net increase in net assets
   from operations                     781          899         1,389         1,222
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income         (777)        (899)       (1,401)       (1,220)
                                ----------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
   Proceeds from shares sold        48,307       63,515       196,122       178,295
   Reinvested distributions            751          884         1,332         1,139
   Payments for shares redeemed    (61,211)     (57,142)     (190,488)     (170,609)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions (12,153)       7,257         6,966         8,825
                                ----------------------------------------------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS                      (12,149)       7,257         6,954         8,827

NET ASSETS
   Beginning of year                37,383       30,126        41,013        32,186
                                ----------------------------------------------------
   End of year                   $  25,234     $ 37,383      $ 47,967     $  41,013
                                ====================================================

UNDISTRIBUTED NET
   INVESTMENT INCOME             $       6     $     --      $     --     $      --
                                ====================================================


See accompanying notes to financial statements.

Countrywide Investments 13.



STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------
                                            Ohio                      Florida
                                          Tax-Free                   Tax-Free
                                         Money Fund                 Money Fund
-----------------------------------------------------------------------------------
                                     Year          Year         Year         Year
                                     Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
-----------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income         $  10,174     $  9,960      $  1,596     $   1,737
   Net realized gains (losses) from
     security transactions              (3)           1           (11)           23
                                ----------------------------------------------------
Net increase in net assets
   from operations                  10,171        9,961         1,585         1,760
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income,
     Retail                         (5,927)      (6,053)         (501)         (587)
   From net investment income,
     Institutional                  (4,247)      (3,907)       (1,095)       (1,150)
   From net realized gains,
     Retail                             --           --            (6)           --
   From net realized gains,
     Institutional                      --           --           (16)           --
                                ----------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (10,174)      (9,960)       (1,618)       (1,737)
                                ----------------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
RETAIL
   Proceeds from shares sold       455,007      443,151        29,958        27,490
   Reinvested distributions          5,786        5,971           495           577
   Payments for shares redeemed   (451,416)    (410,527)      (23,442)      (36,138)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Retail share transactions    9,377       38,595         7,011        (8,071)
                                ----------------------------------------------------

INSTITUTIONAL
   Proceeds from shares sold       459,806      303,525        67,739       129,691
   Reinvested distributions             18            2           427           106
   Payments for shares redeemed   (398,983)    (285,849)     (102,016)     (100,005)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Institutional
   share transactions               60,841       17,678       (33,850)       29,792
                                ----------------------------------------------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS                       70,215       56,274      ( 26,872)       21,744

NET ASSETS
   Beginning of year               320,582      264,308        63,527        41,783
                                ----------------------------------------------------
   End of year                   $ 390,797     $320,582      $ 36,655     $  63,527
                                ====================================================

See accompanying notes to financial statements.


14. Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                                          Tax-Free                 Ohio Insured
                                        Intermediate                 Tax-Free
                                          Term Fund                    Fund
------------------------------------------------------------------------------------

                                     Year          Year         Year         Year
                                     Ended         Ended        Ended        Ended
                                   June 30,      June 30,     June 30,     June 30,
(000's)                              1999          1998         1999         1998
------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income         $   2,320     $  2,689      $  3,294     $   3,707
   Net realized gains from
     security transactions             634          504           353         1,577
   Net change in unrealized
     appreciation/depreciation
     on investments                 (1,787)         121        (2,151)          (19)
                                ----------------------------------------------------
Net increase in net assets
   from operations                   1,167        3,314         1,496         5,265
                                ----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income,
     Class A                       (2,149)       (2,503)       (3,095)       (3,489)
   From net investment income,
     Class C                         (171)         (186)         (199)         (218)
   From net realized gains,
     Class A                            --           --        (1,554)         (434)
   From net realized gains,
     Class C                            --           --          (115)          (35)
                                ----------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,320)      (2,689)       (4,963)        (4,176)
                                ----------------------------------------------------
FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
   Proceeds from shares sold        13,620       12,408       142,439       140,843
   Reinvested distributions          1,723        2,009         3,500         2,921
   Payments for shares redeemed    (19,292)     (20,581)     (149,279)     (146,316)
                                -----------------------------------------------------
Net decrease in net assets from
   Class A share transactions      (3,949)       (6,164)       (3,340)       (2,552)
                                ----------------------------------------------------
CLASS C
   Proceeds from shares sold         2,454        1,781           550         2,552
   Reinvested distributions            158          173           268           210
   Payments for shares redeemed     (2,620)      (2,418)       (1,038)       (2,250)
                                ----------------------------------------------------
Net increase (decrease) in net assets
   from Class C share transactions      (8)        (464)         (220)          512
                                ----------------------------------------------------

TOTAL DECREASE IN NET ASSETS        (5,110)      (6,003)       (7,027)         (951)

NET ASSETS
   Beginning of year                57,643       63,646        74,504        75,455
                                ----------------------------------------------------
   End of year                   $  52,533     $ 57,643      $ 67,477     $  74,504
                                ====================================================

See accompanying notes to financial statements.

Countrywide Investments 15.

TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                       Year Ended June 30,
-----------------------------------------------------------------------------------------------------
                                            1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year    $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Net investment income                      0.027       0.030      0.029       0.031        0.030
                                        -------------------------------------------------------------
Dividends from net investment
   income                                 (0.027)     (0.030)    (0.029)     (0.031)      (0.030)
                                        -------------------------------------------------------------
Net asset value at end of year          $  1.000    $  1.000    $ 1.000    $  1.000     $  1.000
                                        -------------------------------------------------------------
Total return                                2.75%       3.03%      2.89%       3.15%        3.07%
                                        =============================================================
Net assets at end of year (000's)       $ 25,234    $ 37,383    $30,126    $  25,342    $ 26,692
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                   0.89%       0.92%      0.99%         0.99%       0.99%
Ratio of net investment income to
   average net assets                      2.74%       2.98%      2.85%         3.09%       3.00%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.95% for the year ended June 30, 1999 (Note 4).


CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        -------------------------------------------------------------
                                                1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year        $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Net investment income                          0.025       0.029       0.028       0.029       0.029
                                        -------------------------------------------------------------
Dividends from net investment
   income                                     (0.025)     (0.029)     (0.028)     (0.029)     (0.029)
                                        -------------------------------------------------------------
Net asset value at end of year              $  1.000    $  1.000     $ 1.000    $  1.000     $ 1.000
                                        -------------------------------------------------------------
Total return                                    2.56%       2.94%       2.81%       2.95%       2.95%
                                        =============================================================
Net assets at end of year (000's)           $ 47,967    $ 41,013     $ 32,186   $ 36,122     $ 19,525
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                        0.75%       0.77%        0.80%      0.80%        0.70%
Ratio of net investment income to
   average net assets                           2.52%       2.89%        2.76%      2.88%        2.83%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82% and 0.85% for the years ended June 30, 1996 and 1995, respectively.

See accompanying notes to financial statements.

16. Countrywide Investments



OHIO TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------
                                                             Year Ended June 30,
                                        -------------------------------------------------------------
                                             1999       1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------

Net asset value at beginning of year     $  1.000    $  1.000    $ 1.000    $  1.000     $   1.000
                                        -------------------------------------------------------------
Net investment income                       0.027       0.030      0.030       0.031         0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                  (0.027)     (0.030)    (0.030)     (0.031)       (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year           $  1.000    $  1.000   $  1.000    $  1.000     $   1.000
                                        =============================================================
Total return                                 2.73%       3.07%      2.99%       3.14%         3.12%
                                        =============================================================
Net assets at end of year (000's)        $214,691    $205,316   $166,719    $240,323     $ 226,606
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                     0.75%       0.75%      0.75%      0.75%          0.74%
Ratio of net investment income to
   average net assets                        2.68%       3.02%      2.93%      3.09%          3.08%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77%, 0.76% and 0.77% for the years ended June 30, 1999, 1998 and 1997, respectively (Note 4).


OHIO TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------
                                                                          Period
                                                   Year Ended June 30,     Ended
                                                                         June 30,
                                               1999           1998        1997(A)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $     1.000    $     1.000    $      1.000
                                        -------------------------------------------------------------
Net investment income                          0.029          0.033           0.016
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)        (0.033)         (0.016)
                                        -------------------------------------------------------------
Net asset value at end of period         $     1.000    $     1.000    $      1.000
                                        =============================================================
Total return                                   2.98%          3.33%           3.31%(C)
                                        =============================================================
Net assets at end of period (000's)      $  176,106     $   115,266    $    97,589
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%           0.50%(C)
Ratio of net investment income to
   average net assets                          2.93%          3.27%           3.28%(C)

(A) Represents the period from the initial public offering of Institutional shares (January 7, 1997) through June 30, 1997.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.51%, 0.52% and 0.56%(C) for the periods ended June 30, 1999, 1998 and 1997, respectively (Note 4).
(C) Annualized.

See accompanying notes to financial statements.

Countrywide Investments 17.

FLORIDA TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ---------------------------------------------------------------
                                               1999       1998        1997        1996       1995
-------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        ---------------------------------------------------------------
Net investment income                        0.026       0.030       0.029       0.032       0.031
                                        -------------------------------------------------------------
Dividends from net investment
   income                                   (0.026)     (0.030)     (0.029)     (0.032)     (0.031)
                                        -------------------------------------------------------------
Net asset value at end of year            $  1.000    $  1.000     $ 1.000     $ 1.000     $ 1.000
                                        =============================================================
Total return                                  2.68%       3.03%       2.90%       3.29%       3.17%
                                        =============================================================
Net assets at end of year (000's)        $  21,371    $ 14,368     $22,434     $28,906     $24,119
                                        =============================================================
Ratio of net expenses to
   average net assets(A)                      0.75%       0.75%       0.75%       0.61%       0.66%
Ratio of net investment income to
   average net assets                         2.58%       2.98%       2.85%       3.24%       3.12%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.98%, 0.95%, 0.94%, 0.80% and 0.80% for the years ended June 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).


FLORIDA TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

                                          Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------
                                                                                      Period
                                                    Year Ended June 30,                Ended
                                                                                     June 30,
                                              1999          1998         1997        1996(A)
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of period    $    1.000    $    1.000   $    1.000    $    1.000
                                        ----------------------------------------------------------------
Net investment income                          0.029         0.032        0.031         0.003
                                        -------------------------------------------------------------
Dividends from net investment income          (0.029)       (0.032)      (0.031)       (0.003)
                                        -------------------------------------------------------------
Net asset value at end of period          $    1.000    $    1.000   $    1.000    $    1.000
                                        -------------------------------------------------------------
Total return                                    2.93%         3.28%        3.16%         3.03%(C)
                                        =============================================================
Net assets at end of period (000's)       $   15,284    $   49,159   $   19,349    $   19,145
                                        =============================================================
Ratio of net expenses to
   average net assets(B)                       0.50%          0.50%        0.50%         0.50%(C)
Ratio of net investment income to
   average net assets                          2.91%          3.23%        3.11%         3.03%(C)

(A) Represents the period from the initial public offering of Institutional shares (May 29, 1996) through June 30, 1996.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.71%, 0.79% and 0.87% for the periods ended June 30, 1999, 1998, 1997 and 1996, respectively
    (Note 4).
(C)  Annualized.

See accompanying notes to financial statements.
18. Countrywide Investments


TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                            Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  11.12    $  11.01    $ 10.85     $  10.86     $ 10.69
                                        ----------------------------------------------------------------
Income from investment operations:
   Net investment income                       0.48        0.50       0.50         0.50       0.49
   Net realized and unrealized gains
     (losses) on investments                  (0.25)       0.11       0.16        (0.01)      0.17
                                        ----------------------------------------------------------------
Total from investment operations               0.23        0.61       0.66         0.49       0.66
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                     (0.48)      (0.50)     (0.50)       (0.50)     (0.49)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  10.87    $  11.12    $  11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               2.07%       5.63%        6.19%       4.51%       6.36%
                                        ================================================================

Net assets at end of year (000's)        $  47,899     $ 52,896    $ 58,485    $ 67,675     $81,140
                                        ================================================================

Ratio of net expenses to
   average net assets                        0.99%        0.99%        0.99%       0.99%       0.99%

Ratio of net investment income to
   average net assets                        4.33%        4.50%        4.55%       4.52%       4.59%

Portfolio turnover rate                        51%          36%          30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Countrywide Investments 19.


TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                           Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year      $  11.12    $  11.01     $ 10.85    $  10.86     $ 10.69
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                      0.40        0.42        0.43        0.44        0.44
   Net realized and unrealized gains
     (losses) on investments                 (0.24)       0.11        0.16       (0.01)       0.17
                                        ----------------------------------------------------------------
Total from investment operations              0.16        0.53        0.59        0.43        0.61
                                        ----------------------------------------------------------------

Dividends from net investment
   income                                    (0.40)      (0.42)      (0.43)      (0.44)      (0.44)
                                        ----------------------------------------------------------------

Net asset value at end of year            $  10.88    $  11.12     $ 11.01    $  10.85     $ 10.86
                                        ================================================================

Total return(A)                               1.40%       4.85%       5.49%       4.00%       5.82%
                                        ================================================================

Net assets at end of year (000's)         $  4,634    $  4,747     $ 5,161    $  5,239     $ 4,814
                                        ================================================================

Ratio of net expenses to
   average net assets                         1.74%       1.74%       1.65%       1.49%       1.49%

Ratio of net investment income to
   average net assets                         3.58%       3.75%       3.89%       4.02%       4.08%

Portfolio turnover rate                         51%         36%         30%         37%         32%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.


20. Countrywide Investments


Ohio Insured Tax-Free Fund - Class A
Financial Highlights
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                             Year Ended June 30,
                                        ----------------------------------------------------------------
                                               1999       1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97    $  11.99     $  11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.58        0.61       0.61        0.62        0.63
   Net realized and unrealized gains
     (losses) on investments                  (0.34)       0.23       0.25       (0.02)       0.25
                                        ----------------------------------------------------------------
Total from investment operations               0.24        0.84       0.86        0.60        0.88
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.58)      (0.61)     (0.61)      (0.62)      (0.63)
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.87)      (0.69)     (0.61)      (0.62)     (0.63)
                                        ----------------------------------------------------------------

Net asset value at end of year             $  11.74    $  12.37    $ 12.22    $  11.97    $ 11.99
                                        ================================================================

Total return(A)                                1.81%       7.03%      7.36%       5.05%      7.75%
                                        ================================================================

Net assets at end of year (000's)         $  62,737   $  69,289    $70,816    $ 75,938    $71,393
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                       0.75%       0.75%      0.75%       0.75%      0.75%

Ratio of net investment income to
   average net assets                          4.72%       4.95%      5.05%       5.12%      5.35%

Portfolio turnover rate                          26%         41%        33%         46%        29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% for the year ended
    June 30, 1995.

See accompanying notes to financial statements.


Countrywide Investments 21.


OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
                                          Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------
                                                           Year Ended June 30,
                                        ----------------------------------------------------------------
                                              1999        1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------

Net asset value at beginning of year       $  12.37    $  12.22    $ 11.97     $  12.00     $ 11.74
                                        ----------------------------------------------------------------

Income from investment operations:
   Net investment income                       0.49        0.52       0.53         0.56        0.57
Net realized and unrealized gains
  (losses) on investments                     (0.34)       0.23       0.25        (0.03)       0.26
                                        ----------------------------------------------------------------
Total from investment operations               0.15        0.75       0.78         0.53        0.83
                                        ----------------------------------------------------------------

Less distributions:
   Dividends from net investment
     income                                   (0.49)      (0.52)     (0.53)       (0.56)     (0.57)
                                        ----------------------------------------------------------------
   Distributions from net realized
     gains                                    (0.29)      (0.08)        --         --          --
                                        ----------------------------------------------------------------
Total distributions                           (0.78)      (0.60)     (0.53)       (0.56)     (0.57)

Net asset value at end of year             $  11.74    $  12.37   $  12.22     $  11.97    $ 12.00
                                        ================================================================

Total return(A)                               1.05%       6.24%      6.65%        4.44%       7.31%
                                        ================================================================

Net assets at end of year (000's)         $  4,740    $  5,215    $  4,639     $  3,972    $  4,165
                                        ================================================================

Ratio of net expenses to
   average net assets(B)                      1.50%       1.50%       1.42%        1.25%       1.25%

Ratio of net investment income to
   average net assets                         3.97%       4.20%       4.37%        4.62%       4.84%

Portfolio turnover rate                         26%         41%         33%          46%         29%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% for the year ended
    June 30, 1995.

See accompanying notes to financial statements.


22. Countrywide Investments

Notes to Financial Statements
June 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION
The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (collectively, the Funds) are each a separate series of shares of Countrywide Tax-Free Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each offer two classes of shares: Retail shares (sold subject to a distribution fee of up to 0.25% of average daily net assets of each Fund) and Institutional shares (sold without a distribution fee). Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which will cause Retail shares to have a higher expense ratio and to pay lower dividends than those related to Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting and automatic investment and redemption plans.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to 0.25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% for a one-year period and a distribution fee of up to 1% of average daily net assets of each Fund). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (Note 7).


Countrywide Investments 23.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Trust's significant accounting policies:

Security valuation -- Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund and Florida Tax-Free Money Fund securities are valued on an amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund securities are valued at market using an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Tax-Free Money Fund and the California Tax-Free Money Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The net asset value per share of each class of shares of the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The offering price per share of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund is equal to the net asset value per share. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share (Note 7).

The redemption price per share of each Fund, including each class of shares with respect to the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, is equal to the net asset value per share. However, Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Allocations between classes -- Investment income earned by the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.


24. Countrywide Investments

--------------------------------------------------------------------------------
Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1999:
-----------------------------------------------------------------------
                                             Tax-Free      Ohio Insured
                                           Intermediate      Tax-Free
(000's)                                     Term Fund          Fund
-----------------------------------------------------------------------
Gross unrealized appreciation              $     1,264      $     2,910
Gross unrealized depreciation                     (613)            (380)
-----------------------------------------------------------------------
Net unrealized appreciation                $       651      $     2,530
=======================================================================
The tax basis of portfolio investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1999, the Tax-Free Intermediate Term Fund had a capital loss carryforward for federal income tax purposes of $361,822, which expires on June 30, 2004. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended June 30, 1999:
------------------------------------------------------------------------
                                              Tax-Free      Ohio Insured
                                            Intermediate      Tax-Free
(000's)                                       Term Fund         Fund

------------------------------------------------------------------------
Purchases of investment securities          $    26,540      $    17,908
========================================================================
Proceeds from sales and maturities of
   investment securities                    $    32,461      $    26,665
========================================================================

4.  TRANSACTIONS WITH AFFILIATES
The Chairman, President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


Countrywide Investments 25.

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100 million, 0.45% of such net assets from $100 million to $200 million, 0.4% of such net assets from $200 million to $300 million and 0.375% of such net assets in excess of $300 million.

In order to voluntarily reduce operating expenses during the year ended June 30, 1999, the Adviser waived investment advisory fees of $17,332 for the Tax-Free Money Fund, $51,659 for the Ohio Tax-Free Money Fund and $124,338 for the Florida Tax-Free Money Fund.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,500 per month from the Tax-Free Money Fund, $3,000 per month from the California Tax-Free Money Fund, $6,000 per month from the Ohio Tax-Free Money Fund, $3,500 per month from the Florida Tax-Free Money Fund, and $4,000 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund is subject to an additional charge of 0.001% of its respective average daily net assets in excess of $300 million, and each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $3,824 and $9,705 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1999. In addition, the Adviser collected $13,216 and $1,347 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.


26. Countrywide Investments

CUSTODIAN AGREEMENTS
The Fifth Third Bank, which serves as the custodian for each Fund except for the Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1999. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1999. Under the terms of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions for the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets. Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are the result of the following capital share transactions:

------------------------------------------------------------------------

                            Tax-Free Intermediate          Ohio Insured
                                  Term Fund               Tax-Free Fund

------------------------------------------------------------------------

                             Year          Year         Year         Year
                             Ended         Ended        Ended        Ended
                           June 30,      June 30,     June 30,     June 30,
(000's)                      1999          1998         1999         1998
--------------------------------------------------------------------------------

CLASS A
Shares sold                  1,222        1,116        11,637        11,401
Shares reinvested              154          181           287           236
Shares redeemed             (1,729)      (1,853)      (12,181)      (11,832)
--------------------------------------------------------------------------------
Net decrease in shares
   outstanding                (353)        (556)         (257)         (195)
Shares outstanding,
   beginning of year         4,758        5,314         5,600         5,795
--------------------------------------------------------------------------------
Shares outstanding,
   end of year               4,405        4,758         5,343         5,600
================================================================================

CLASS C
Shares sold                    219          160            45           206
Shares reinvested               14           16            22            17
Shares redeemed               (234)        (218)          (85)         (181)
--------------------------------------------------------------------------------
Net increase (decrease) in
   shares outstanding           (1)         (42)          (18)           42
Shares outstanding,
   beginning of year           427          469           422           380
--------------------------------------------------------------------------------
Shares outstanding,
   end of year                 426          427           404           422
================================================================================



Countrywide Investments 27.

--------------------------------------------------------------------------------
6.  PORTFOLIO COMPOSITION
As of June 30, 1999, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio personal income tax. The California Tax-Free Money Fund was invested exclusively in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. The Florida Tax-Free Money Fund was 74.7% invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1999, 15.5% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 12.2% in the State of Texas and 10.7% in the state of Minnesota. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund, see the Fund's Portfolio of Investments.

The California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1999, no non-diversified Fund had concentrations of investments (10% or greater) in any one issuer.

The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1999, 49.9% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 22.2% were rated AA/Aa, 24.4% were rated A/A and 3.5% were not rated.

As of June 30, 1999, 94.7% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Three private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 61.1% of its portfolio securities.



28. Countrywide Investments

The concentration of investments for each Fund as of June 30, 1999, classified by revenue source, was as follows:


-----------------------------------------------------------------------------------------
                                     California   Ohio    Florida     Tax-Free     Ohio
                            Tax-Free  Tax-Free  Tax-Free  Tax-Free  Intermediate  Insured
                              Money     Money     Money     Money       Term     Tax-Free
                              Fund      Fund      Fund      Fund        Fund       Fund

-----------------------------------------------------------------------------------------
General Obligations          12.2%      8.7%     19.4%     13.1%       13.3%       43.3%
Revenue Bonds:
-----------------------------------------------------------------------------------------
   Industrial Development/
     Pollution Control       40.3%     32.5%     18.7%     12.3%        4.8%       4.9%
   Hospital/Health Care       7.8%     10.0%     29.6%     14.3%       24.3%       19.1%
   Utilities                 11.1%     13.8%     12.7%     14.6%        8.7%       16.7%
   Education                  5.4%     12.5%      4.9%     15.8%       17.6%        2.7%
   Housing/Mortgage           8.8%      7.5%      3.9%     16.4%       11.4%        4.4%
   Economic Development       4.4%      8.3%      4.1%      5.8%        2.4%         --
   Public Facilities          5.0%       --       2.5%      1.4%        5.5%        4.9%
   Transportation               --      1.1%      2.4%      2.0%        4.8%        3.0%
   Special Tax                1.0%      1.3%      1.3%      1.2%        2.5%         --
   Leases                       --      3.4%       --        --          --          --
   Miscellaneous              4.0%      0.9%      0.5%      3.1%        4.7%       1.0%
-----------------------------------------------------------------------------------------
Total                       100.0%    100.0%    100.0%    100.0%      100.0%     100.0%
=========================================================================================

7.  MAXIMUM OFFERING PRICE PER SHARE
Effective August 1, 1999, for accounts opened after July 31, 1999, the maximum offering price per share of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). Effective August 1, 1999, for all accounts, the maximum offering price per share of Class C shares of each Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

8.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
In accordance with federal tax requirements, each Fund designates its respective dividends paid from net investment income during the year ended June 30, 1999, as "exempt-interest dividends." In addition, on October 30, 1998, the Florida Tax-Free Money Fund declared and paid a long-term capital gain distribution of $0.000324 per share, and the Ohio Insured Tax-Free Fund declared and paid a short-term capital gain distribution of $0.0440 per share and a long-term capital gain distribution of $0.2410 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of such capital gain distributions paid during calendar year 1998.



Countrywide Investments 29.


Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                     Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity     Value
  (000's)  General Obligation Bonds-- 30.2%                 Rate       Date    (000's)

-----------------------------------------------------------------------------------------
$ 340 West Virginia St. Bldg. Comm. Lease Rev., Ser. C
         (WV Regional Jail)                                3.600%  07/01/99  $    340
  315 Washoe Co., NV, GO, Prerefunded @ 102                7.375   07/01/99       321
  250 Jefferson, LA, Sales Tax Dist. Prerefunded @ 100     8.250   07/01/99       250
  400 American Municipal Power Sys. Impt. BANS
         (Montpelier Village Proj.)                        3.550   07/15/99       400
  225 Denton Co., TX, GO                                   7.500   07/15/99       225
  150 Philadelphia, PA, Gas Works Rev., Ser. 15            4.100   08/01/99       150
  485 Arlington, TX, Perm. Impt. GO                        4.500   08/15/99       485
  235 Georgetown, TX, GO                                   5.500   08/15/99       236
  100 Armstrong Co., PA, Hosp. Auth. Health Center Rev.
         (St. Francis Health Care Proj.)                   6.300   08/15/99       100
  250 Charlotte, NC, COP, Ser. D (Govt. Equip. Proj.)      5.050   09/01/99       251
  500 Rhode Island St. GO, Ser. B, Prerefunded @ 102       6.800   10/15/99       508
  170 Commerce Charter Twnp., MI, Spec.
          Assessment GO, Ser. B                            3.700   11/01/99       170
  100 West Virginia St. Water Dev. Auth. Rev., Ser. A
         (Loan Program)                                    4.800   11/01/99       100
  185 Lewistown Boro, PA, GO, Prerefunded @ 100            6.100   12/15/99       187
  560 American Municipal Power Sys. Impt. BANS
         (Wellington Village Proj.)                        3.500   12/16/99       560
  600 Massillon City, OH, Parks and Recreation GO BANS     3.730   01/14/00       602
  571 American Municipal Power Sys. Impt. BANS
         (Milan Village Proj.)                             3.500   01/21/00       571
  500 American Municipal Power Sys. Equipment BANS
         (Distributive Generation Proj.)                   4.250   01/21/00       500
  500 Northern Ozaukee School Dist., WI, GO BANS    .      3.400   02/01/00       500
  395 Umatilla Indian Reserv. Conferated
          Tribes GO, Ser. A                                4.200   02/01/00       397
  180 Lewisville, TX, GO                                   5.000   02/15/00       182
  120 The Colony, TX, GO, Prerefunded @ 100                6.800   02/15/00       122
  475 American Municipal Power Sys. Impt. BANS
              (Bradner Village Proj.)                      3.600   03/23/00       475
------                                                                       ------------
$7,606 Total Fixed Rate Revenue & General Obligation Bonds
       (Amortized Cost $7,632)                                               $  7,632
-----------------------------------------------------------------------------------------


30. Countrywide Investments



Tax-Free Money Fund (Continued)
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 52.3%                            Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$ 800 Trinity River, TX, IDR, Ser. 1997 (ADP, Inc. Proj.)  3.700%  07/01/99  $    800
  500 Indiana Health Fac. Fin. Auth. Rev., Ser. 1997
          (Capital Access Designated Pool)                 3.550   07/07/99       500
  600 Arapahoe Co., CO, Parkview Metro. Dist. GO           3.550   07/07/99       600
1,000 Tucson, AZ, IDA MFH Rev. (Lincoln Garden Proj.)      3.600   07/07/99     1,000
  600 Illinois Dev. Fin. Auth. Rev., Ser. 1992
          (Uhlich Children's Home Proj.)                   3.650   07/07/99       600
1,100 Scio Twnp., MI, EDR                                  3.730   07/07/99     1,100
  200 Indiana St. Dev. Fin. Auth. Rev.
          (Lutheran High School)                           3.750   07/07/99       200
  500 San Rafael, CA, IDR, Ser. 1984
          (Phoenix American, Inc.)                         3.750   07/07/99       500
  590 Brooklyn Park, MN, IDR (Schmidt Proj.)               3.850   07/07/99       590
  500 Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)            3.850   07/07/99       500
  815 Harvard, IL, Health Care Fac. Rev., Ser. 1998
         (Harvard Memorial Hosp. Proj.)                    3.850   07/07/99       815
  200 Hope, AR, IDR, Ser. A (Champion Parts, Inc. Proj.)   3.950   07/07/99       200
  973 Kansas City, MO, IDR (A.M. Castle & Co. Proj.)       3.950   07/07/99       973
1,275 Mankota, MN, IDR, Ser. 1998 (Sacco Family LP Proj.)  3.950   07/07/99     1,275
  649 Franklin Park, IL, Rev., Ser. 1994
          (A.M. Castle &  Co. Proj.)                       3.950   07/07/99       649
  188 Rosemont, IL, IDR (A.M. Castle & Co. Proj.)          3.950   07/07/99       188
  290 Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)            4.050   07/07/99       290
  900 Eddyville, IA, IDR (Heartland Lysine, Inc.)          4.100   07/07/99       900
1,000 Coppell, TX, IDR (Minyards Prop., Inc.)              3.500   07/30/99     1,000
  500 Arapahoe Co., CO, Rev., Ser. 1997
          (Denver Jet Center Proj.)                        3.550   07/30/99       500
------                                                                       ------------
$3,180 Total Floating & Variable Rate Demand Notes
------ (Amortized Cost $13,180)                                              $ 13,180
                                                                             ------------


--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 16.3%               Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$1,200 Owensboro, KY, IDR, Ser. 1985 (Dart Container)      3.300%  09/01/99  $  1,200
  145 Cuyahoga Co., OH, IDR (Halle Office Bldg.)           3.575   10/01/99       145
 1,000 Westmoreland Co., PA, IDR (White
          Consolidated Industries)                         3.520   12/01/99     1,000
  650 Lexington-Fayette Co., KY, Urban Govt. Rev.
         (Providence Montessori)                           3.625   01/01/00       650
  525 Colorado Health Fac. Auth. Rev., Ser. 1998A
         (AMC Cancer Center)                               3.400   01/15/00       525
  605 Buckeye Tax-Exempt Mtg. Bond Trust                   3.400   02/01/00       603
------                                                                       ------------
$4,125 Total Adjustable Rate Put Bonds
       (Amortized Cost $4,123)                                               $  4,123
-----------------------------------------------------------------------------------------

$24,911 Total Investment Securities-- 98.8%
           (Amortized Cost $24,935)                                          $ 24,935
=======                                                                      ------------

        Other Assets in Excess of Liabilities-- 1.2%                              299
                                                                             ------------

        Net Assets-- 100%                                                    $ 25,234
                                                                             ============

See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 31.

--------------------------------------------------------------------------------
California Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 28.8%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$      986 University of California, Regents COP, Ser. A   3.200%  07/01/99  $   984
       425 Sacramento Co., CA, Airport Sys. Rev., Ser. B   3.500   07/01/99      425
       340 Fremont, CA, USD, Ser. A                        3.400   08/01/99      340
       200 Roseville, CA, Local Govt. Fin. Auth. Rev.,
              Prerefunded @ 101                            6.250   08/01/99      203
       400 California St. GO                               6.700   08/01/99      401
       255 Napa Valley, CA, USD GO                         7.000   08/01/99      256
       900 Castro Valley, CA, USD GO                       7.000   08/01/99      903
       110 Reef-Sunset, CA, USD GO                         7.500   08/01/99      110
       330 Compton, CA, Cmnty. Redev. Agcy.
              (Walnut Indust. Park), Prerefunded @ 102     7.500   08/01/99      338
       150 Coachella Valley Co., CA, Water Dist.
              No. 54 Impt. Rev.                           10.200   08/01/99      151
       270 California St. Cmntys. Dev. Auth. Rev.
              (Monterey Peninsula)                         4.000   08/15/99      270
       110 California St. Cmntys. Dev. Auth. Rev.
              (Sutter Health Obligated Group)              4.500   08/15/99      110
       210 Los Angeles, CA, Conv. & Exhib. Ctr. Auth. COP,
              Ser. A, Prerefunded @ 101.5                  7.375   08/15/99      214
       200 Glendora, CA, Pub. Fin. Auth. Rev.              3.150   09/01/99       20
       105 Los Angeles Co., CA, Schs. Regionalized
              Business Svcs. Rev., Ser. B                  3.300   09/01/99      105
       250 Modesto, CA, CSD COP                            3.500   09/01/99      250
       405 Saratoga, CA, USD GO                            4.000   09/01/99      405
       100 Southern California Rapid Tran. Dist. Rev       5.000   09/01/99      100
       310 Escondido, CA, Joint Pwr. Fin. Auth. Lease
              Rev., Ser. B (Escondido Civic Ctr.)          5.300   09/01/99      311
       100 California St. GO                               5.750   09/01/99      100
       500 Los Angeles, CA, GO, Ser. A                     6.250   09/01/99      503
     1,000 San Francisco, CA, City & Co., USD GO           4.500   09/22/99    1,002
       794 University of California, Regents COP, Ser. A   3.250   10/01/99      792
       250 Sunnyvale, CA, Fin. Auth. Utility Rev., Ser. B
              (Solid Waste Materials Recovery)             5.300   10/01/99      251
       300 California St. GO                               6.600   11/01/99      304
       802 University of California, Regents COP, Ser. A   3.350   01/01/00      800
       125 California MFH HFA Rev., Ser. A                 3.450   02/01/00      125
       115 Palmdale, CA, Cmnty. Dev. Agcy.
              Residential Mtg. Rev., Ser. A                6.500   02/01/00      117
       250 Santa Clara Valley, CA, Water Dist. COP,
              Prerefunded @ 102                            6.600   02/01/00      260
       250 California St. GO                               4.800   03/01/00      253
       100 Mesa, CA, Consolidated Water Dist. COP          4.400   03/15/00      101
       100 California St. GO                               6.650   04/01/00      103
       150 Northern California Trans. Rev., Ser. A,
              Prerefunded @ 101.5                          7.000   05/01/00      157
     2,500 California St. Veterans GO                      3.200   06/01/00    2,500
       200 California Health. Fac. Fin. Auth.
              Rev., Ser. B (Catholic Health Facs.)         4.250   07/01/00      201
       165 Sacramento, CA, Utility Dist. Rev., Ser. 7      5.000   07/01/00      168
----------                                                                 ---------
$   13,757 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $13,813)                                         $ 13,813
----------                                                                 ---------


32. Countrywide Investments


 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 28.8%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      600 California Health Fac. Fin. Auth. Rev.,
              Ser. 1998C (Adventist Hosp.)                 3.100%  07/01/99 $    600
       398 Orange Co., CA, Impt. Rev. Asses. Dist. No. 88  3.100   07/01/99      398
     1,000 California Statewide Cmntys. Dev. Corp. Rev.
              (House Ear Institution)                      3.100   07/01/99    1,000
       300 Santa Ana, CA, Health Fac. Rev.
              (Town & Country Manor Proj.)                 3.100   07/01/99      300
       600 California PCR Fin. Auth.
              (Pacific Gas & Electric)                     3.100   07/01/99      600
     2,000 California Health Fac. Fin. Auth. Rev.,
              Ser. 1998B (Adventist Hosp.)                 3.100   07/01/99    2,000
       700 Newport Beach, CA, Rev., Ser. B
              (Hoag Memorial Hosp.)                        3.150   07/01/99      700
       600 Newport Beach, CA, Rev., Ser. C
              (Hoag Memorial Hosp.)                        3.150   07/01/99      600
     2,000 Rancho, CA, Water Dist. Fin. Rev., Ser. 1998A   3.000   07/07/99    2,000
       500 Riverside, CA, IDR Issue A
              (Sunclipse, Inc. Proj.)                      3.050   07/07/99      500
       600 Montebello, CA, IDR (Sunclipse, Inc. Proj.)     3.050   07/07/99      600
       400 California PCR Fin. Auth., Ser. 1983
              (Southdown, Inc.)                            3.150   07/07/99      400
     3,100 California PCR Fin. Auth., Ser. 1983
              (Southdown, Inc.)                            3.150   07/07/99    3,100
     1,000 Los Angeles, CA, Comm. Dev. COP
              (Willowbrook Proj.)                          3.200   07/07/99    1,000
       400 Orange, CA, IDR (Control Air Conditioning)      3.450   07/07/99      400
     2,000 ABN AMRO Munitops Trust Cert. (San Diego, CA)   3.450   07/07/99    2,000
     1,100 Los Angeles, CA, MFH Rev. (Studio Colony)       3.500   07/07/99    1,100
     1,600 Vacaville, CA, IDA IDR (Leggett &
              Platt, Inc.)                                 3.550   07/07/99    1,600
     1,960 California Public Capital Impt.
              Fin. Auth. Rev.                              3.600   07/07/99    1,960
     1,300 San Bernardino Co., CA, COP                     3.620   07/07/99    1,300
       900 Alameda Co., CA, IDR, Ser. A
              (Plyproperties Proj.)                        3.700   07/07/99      900
     1,000 Alameda Co., CA, IDR, Ser. A
              (Tool Family Partnership)                    3.700   07/07/99    1,000
     1,100 Alameda Co., CA, IDR (Dicon
              Fiberoptics, Inc. Proj. A)                   3.700   07/07/99    1,100
     2,600 San Rafael, CA, IDR, Ser. 1984
              (Phoenix American, Inc.)                     3.750   07/07/99    2,600
       900 San Bernardino, CA, IDR (LaQuinta Motor Inns)   3.850   07/07/99      900
     1,000 San Bernardino Co., CA, Capital Impt.
              Refinancing Proj. Rev.                       3.850   07/07/99    1,000
     1,500 Hanford, CA, Sewer Rev., Ser A                  3.850   07/07/99    1,500
     2,000 ABAG Fin. Auth. Nonprofit Corps.
              MFH Rev., Ser. A                             4.000   07/07/99    2,000
       520 California Statewide Cmntys. Dev. Corp. Rev.
              (Michigan Hanger)                            4.400   07/07/99      520
       220 California Statewide Cmntys. Dev. Corp. Rev.
              (Jaygee Realty Proj.)                        4.450   07/07/99      220
----------                                                                   ------------
$   33,898 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $33,898)                                          $33,898
----------                                                                   ------------

$   47,655 Total Investment Securities-- 99.5%
           (Amortized Cost $47,111)                                          $47,711
==========
           Other Assets in Excess of Liabilities-- 0.5%                          256
                                                                             ------------

           Net Assets-- 100%                                                 $47,967
                                                                             ============


See accompanying notes to financial statements and notes to portfolios of investments.



Countrywide Investments 33.

Ohio Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
--------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 29.7%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$    2,100 American Municipal Power Sys. Impt. BANS
              (Montpelier Village Proj.)                   3.950%  07/15/99 $  2,100
       820 Columbus, OH, GO (Police/Fireman Disability)    4.000   07/15/99      820
       800 Miami Co., OH, Bldg. Impt. GO BANS              3.800   07/15/99      800
     1,200 Sandusky Co., OH, Various Purpose GO BANS       4.125   07/29/99    1,200
       928 Mason-Deerfield, OH, Joint Fire Dist.
              GO BANS, Ser. 1998                           4.000   08/05/99      928
     2,500 Ottawa Co., OH, Regional Water Sys.
              Impt. GO BANS                                4.000   08/06/99    2,501
       625 Lake Co., OH, Hosp. Fac. Rev., Ser. 1998
              (Lake Hosp. Sys.)                            4.000   08/15/99      625
     3,000 American Municipal Power Sys. Impt. BANS
              (City of Bryan Proj.)                        3.850   08/27/99    3,000
     1,454 Leetonia, OH, School Dist. Impt.
              GO BANS, Ser. 1999                           3.740   09/01/99    1,455
       520 Washington Co., OH, Hosp. Impt. Rev.
              (Marietta Area Health)                       4.000   09/01/99      520
       375 Springboro City, OH, Clear Creek
              Park Impt. GO BANS                           4.150   09/02/99      375
     1,000 Loveland, OH, Real Estate Acq. GO BANS          3.860   09/09/99    1,000
       900 Springboro, OH, Street Impt. GO BANS
              (South Tech. Bus. Park)                      4.050   09/09/99      901
     1,000 American Municipal Power Sys. Impt. BANS
              (Bowling Green Project)                      3.800   09/10/99    1,000
       200 American Municipal Power Sys. Impt. BANS
              (Bowling Green Project)                      3.800   09/10/99      200
     1,000 Cleveland, OH, Parking Fac Rev.                 4.450   09/15/99    1,003
     1,325 Marysville, OH, Various Purpose GO BANS         3.460   09/15/99    1,326
       500 Ravena Township, OH, Twnp. Hall &
              Garage GO BANS                               4.050   09/15/99      500
     1,100 Adena, OH, LSD School Impt. GO BANS,
              Ser. 1999S                                   3.590   09/16/99    1,101
     2,440 Muskingum Co., OH, Various Purpose GO BANS      3.800   09/22/99    2,442
     1,475 Mayfield Village, OH, Various Purpose GO BANS   3.650   09/28/99    1,476
        50 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.250   10/01/99       52
       210 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.300   10/01/99      217
        95 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.350   10/01/99       98
       500 Fairlawn, OH, Health Care Fac. Rev.
              (St. Edward Proj.), Prerefunded @ 102        8.500   10/01/99      516
       500 Gallia Co., OH, Hosp. Fac. Rev.
              (Holzer Med. Ctr.)                           3.300   10/01/99      500
     1,000 Ohio St. Bldg. Auth. Rev., Ser. C,
              Prerefunded @ 103                            7.200   10/01/99    1,039
       200 Ohio St. Bldg. Auth. Rev., Ser. A               4.200   10/01/99      200
       600 Beachwood, OH, Street & Sewer Impt. GO BANS     3.750   10/07/99      600
       550 Van Wert Co., OH, Various Purpose GO BANS       3.800   10/13/99      551
     1,945 Jackson Co., OH, Various Purpose GO BANS,
              Ser. 1998                                    3.620   10/14/99    1,947
     2,000 Lucas Co., OH, Metro Sewer & Water Dist.
              Rev., Ser. 1998                              3.625   10/20/99    2,002
       135 Hamilton, OH, GO (Police/Fireman Pension)       4.650   11/01/99      136
     1,000 Ohio St. Pub. Fac. Higher Educ.
              Rev., Ser. II-B                              4.500   11/01/99    1,005
     2,300 American Municipal Power Sys. Impt. BANS
              (Pioneer Village Proj.)                      3.400   11/05/99    2,300
     4,000 Evergreen, OH, LSD GO BANS                      4.500   11/08/99    1,103



34. Countrywide Investments


Ohio Tax-Free Money Fund (Continued)
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 29.7% (Continued)    Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,100 North Hampton Village, OH, Sewer Sys.
              First Mtg. RANS, Ser. 1999                   4.400%  11/12/99 $  1,104
     1,065 Marysville, OH, Various Purpose GO BANS         3.510   11/18/99    1,066
     2,000 Summit Co., OH, Various Purpose GO BANS,
              Ser. 1998                                    3.625   11/18/99    2,005
     2,440 Chesapeake-Union, OH, LSD School Impt. GO BANS  4.200   11/20/99    2,444
     1,000 Belmont Co., OH, Sanitary Sewer Impt. GO BANS   3.510   11/23/99    1,001
     1,545 Marion Co., OH, Various Purpose GO BANS         3.470   11/23/99    1,546
       580 Muskingum Co., OH, GO BANS
              (Brandywine Blvd. Extension)                 3.650   11/30/99      581
       280 Southwest Licking, OH, LSD School
              Impt. GO BANS                                3.100   12/01/99      280
       830 Sycamore, OH, CSD School Impt. GO, Ser. A       3.400   12/01/99      830
       250 Tuscarawas Valley, OH, LSD GO                   3.400   12/01/99      250
     2,000 Eastern Ohio Regional Wastewater
              Auth. Impt. Rev. BANS                        4.200   12/02/99    2,003
     3,000 American Municipal Power Sys. Impt. BANS
              (Bowling Green Proj.)                        3.400   12/03/99    3,000
     1,000 Logan Co., OH, Sanitary Sewer Sys.
              Impt. GO BANS                                3.640   12/15/99    1,001
       810 Mahoning Valley, OH, Sanitation Dist. Rev.      4.000   12/15/99      813
     5,000 Hamilton, OH, LSD School Impt.
              GO BANS, Ser. 1999                           4.200   12/22/99    5,016
       748 Lima, OH, Land Aquisition GO BANS
              (River Corridor Proj.)                       3.600   01/12/00      749
       660 Worthington, OH, CSD School Impt.
              GO BANS, Ser. 1999                           3.440   01/13/00      661
     5,000 American Municipal Power Sys. Equipment BANS
              (Distributive Generation Proj.)              4.250   01/21/00    5,000
     1,335 Marysville, OH, Various Purpose GO BANS         3.410   01/27/00    1,337
       500 North Ridgeville, OH, Water Sys. Impt. GO BANS  3.600   02/01/00      501
     1,120 Marion Co., OH, Various Purpose GO BANS         3.500   02/08/00    1,122
       486 Maple Heights, OH, CSD Energy Conservation Impt.
              GO BANS, Ser. 1999                           4.000   02/11/00      488
       975 Ottawa Co., OH, Regional Water Sys.
              Impt. GO BANS                                3.500   02/16/00      977
     1,000 Mason, OH, CSD School Impt. GO BANS, Ser. 1999  3.380   02/17/00    1,003
       765 Ottawa Co., OH, Port Auth. Fac. Impt. GO BANS   3.550   02/21/00      766
       600 North Ridgeville, OH, Road Impt.
              GO BANS, Ser. 1999 (Bainbridge Proj.)        3.600   03/02/00      601
       800 Salem, OH, CSD School Impt. GO BANS, Ser. 1999  3.460   03/03/00      801
     1,000 Marysville, OH, Various Purpose GO BANS         3.360   03/16/00    1,002
     2,000 American Municipal Power Sys. Impt. BANS
              (St. Mary's Proj.)                           3.550   03/23/00    2,000
       300 New Knoxville, OH, School Construction GO BANS  4.510   03/23/00      303
     2,200 American Municipal Power Sys. Impt. BANS
              (Lodi Village Proj.)                         3.400   03/24/00    2,200
     1,400 American Municipal Power Sys. Impt. BANS
              (Genoa Village Proj.)                        3.600   03/28/00    1,400
       850 Genoa, OH, Water Sys. Impt. GO BANS             3.400   03/30/00      850
       700 Franklin Co., OH, Dev. Ref. Rev., Ser. 1983
              (American Chemical Soc. Proj.)               5.500   04/01/00      710
       700 Brook Park, OH, GO BANS                         3.500   04/07/00      701
     1,060 Marysville, OH, Various Purpose GO BANS         3.460   04/13/00    1,062
     1,150 Marysville, OH, Various Purpose GO BANS         3.590   04/13/00    1,153
     4,300 Hebron, OH, Sanitary Sewer Sys. Rev.            4.000   04/17/00    4,318
     1,000 Ohio St. Highway Impt. GO, Ser. C               4.000   05/01/00    1,004
Countrywide Investments 35.

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 29.7% (Continued)    Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    1,500 Mentor, OH, Exempted Village School Dist.
              GO BANS, Ser. 1999                           3.380%  05/04/00 $  1,501
     3,000 Cincinnati, OH, CSD GO BANS                     3.900   05/12/00    3,013
     1,500 Ross Co., OH, Bldg. Auth. Acquisition GO BANS   3.300   05/17/00    1,500
     1,100 Williard City, OH, Street Impt. GO BANS         3.650   05/25/00    1,102
     1,040 Ohio St. Water Dev. Auth. Impt. Rev.            5.000   06/01/00    1,053
       450 Springboro, OH, GO BANS (South Main Street)     3.660   06/01/00      451
     1,640 Ohio St. Water Dev. Auth. Impt. Rev.            5.400   06/01/00    1,671
     1,100 Marysville, OH, GO BANS (Phase II Notes)        3.880   06/15/00    4,010
     2,450 Marysville, OH, Various Purpose GO BANS         3.660   06/15/00    2,456
     2,755 Obetz, OH, Various Purpose GO BANS              3.700   06/15/00    2,760
     1,000 American Municipal Power Sys. Impt. BANS
              (Village of New Bremen Proj.)                3.700   06/16/00    1,000
     1,250 American Municipal Power Sys. Impt. BANS
              (Deshler, OH, Proj.)                         4.000   06/16/00    1,250
     3,000 East Muskingum, OH, Water Auth. Rev. BANS       4.320   06/22/00    3,009
----------                                                                 ---------
$  115,681 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $115,964)                                        $115,964
----------                                                                 ---------
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3%                            Rate      Date    (000's)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
$    4,400 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp. of Cleveland)              3.800%  07/01/99 $  4,400
     2,800 Ohio St. Air Quality Dev. Auth. Rev. (CG&E)     3.350   07/01/99    2,800
       300 Ohio St. Water Dev. Auth. Impt. Rev.,
              Ser. 1996B (Mead Corp.)                      3.800   07/01/99      300
     1,600 Ohio St. Water Dev. Auth. Impt. Rev.,
              Ser. B (Mead Corp.)                          3.800   07/01/99    1,600
     7,000 ABN AMRO Munitops Trust Cert. 1998-I8
              (Cleveland Water Works)                      3.560   07/07/99    7,000
       400 Akron, Bath & Copley, OH, Joint Twnsp.
              Hosp. Rev. (Visiting Nurse Svcs. Proj.)      3.650   07/07/99      400
     1,515 Allen Co., OH, Health Care Fac. Rev.
              (Mennonite Memorial Home Proj.)              3.650   07/07/99    1,515
     1,335 Village of Andover, OH, Health Care Rev.,
              Ser. 1996 (D&M Realty Proj.)                 3.620   07/07/99    1,335
     3,400 Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 1995
              (Ashtabula Co. Med. Ctr. Proj.)              3.620   07/07/99    3,400
     3,055 Butler Co., OH, Hosp. Fac. Rev., Ser. 1998A
              (Berkeley Square Retirement Ctr. Proj.)      3.650   07/07/99    3,055
     1,000 Butler Co., OH, IDR (Phillip Morris Co.)        3.650   07/07/99    1,000
       950 Centerville, OH, Health Care Rev.
              (Bethany Memorial)                           3.500   07/07/99      950
     9,400 Clermont Co., OH, Hosp. Fac. Rev., Ser. A
              (Mercy Health Sys.)                          3.500   07/07/99    9,400
     2,600 Clermont Co., OH, Hosp. Fac. Rev., Ser. B
              (Mercy Health Sys.)                          3.600   07/07/99    2,600
       468 Cleveland, OH, Parking Fac. Rev.                3.770   07/07/99      468
     3,910 Cleveland, OH, Waterworks Rev., Ser. 58         3.700   07/07/99    3,910
     1,600 Clinton Co., OH, Hosp. Rev.
              (Clinton Memorial Hosp.)                     3.650   07/07/99    1,600

36. Countrywide Investments

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    7,000 Clinton Co., OH, Hosp. Rev. (Ohio
              Hospital Cap., Inc.)                         3.500%  07/07/99 $  7,000
       200 Columbus, OH, GO, Ser. 1                        3.650   07/07/99      200
     1,700 Columbus, OH, Sewer Sys. Rev.                   3.700   07/07/99    1,700
     2,200 Cuyahoga Co., OH, Educ. Fac. Rev., Ser. 1998
              (United Cerebral Palsy Assoc.)               3.600   07/07/99    2,200
       555 Cuyahoga Co., OH, Health Care Fac. Rev.,
              Ser. 1993A (Hospice of Western Reserve)      3.600   07/07/99      555
     1,750 Cuyahoga Co., OH, Health Care Fac. Rev.,
              Ser. 1993B (Hospice of Western Reserve)      3.600   07/07/99    1,750
     2,000 Cuyahoga Co., OH, IDR, Ser. 1989
              (Motch Corp. Proj.)                          3.800   07/07/99    2,000
       865 Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)    3.600   07/07/99      865
     1,890 Defiance Co., OH, IDR (Isaac Property Proj.)    3.600   07/07/99    1,890
     3,500 Delaware Co., OH, Health Care Fac. Rev.,
              Ser. 1998 (Sarah Moore Home Proj.)           3.770   07/07/99    3,500
       900 Delaware Co., OH, IDR, Ser. 1985
              (MRG Ltd. Proj.)                             3.700   07/07/99      900
     2,160 Erie Co., OH, IDR (Toft Dairy, Inc.)            3.600   07/07/99    2,160
     2,380 Franklin Co., OH, EDR (Dominican Sisters)       3.650   07/07/99    2,380
     3,685 Franklin Co., OH, EDR, Ser. 1998
              (Unity Resource Center Proj.)                3.650   07/07/99    3,685
     1,215 Franklin Co., OH, Health Care Fac. Rev.
              (Lifeline Organ Procurement)                 3.650   07/07/99    1,215
     4,735 Franklin Co., OH, Hosp. Rev.
              (U.S. Health Corp.)                          3.550   07/07/99    4,735
     4,280 Franklin Co., OH, Hosp. Rev.
              (U.S. Health Corp.)                          3.550   07/07/99    4,280
     8,000 Franklin Co., OH, IDR (Berwick Steel)           4.700   07/07/99    8,000
     1,150 Franklin Co., OH, IDR (Ohio Girl Scouts)        3.620   07/07/99    1,150
       564 Franklin Co., OH, IDR, Ser. D (Kindercare)      3.650   07/07/99      564
       400 Franklin Co., OH, IDR (Columbus College)        3.620   07/07/99      400
     2,000 Franklin Co., OH, IDR (Alco Standard Corp.)     3.850   07/07/99    2,000
     2,000 Geauga Co., OH, Health Care Fac. Rev.,
              Ser. 1998A (Heather Hill Proj.)              3.720   07/07/99    2,000
     1,245 Green Co., OH, Health Care Fac. Rev.
              (Green Oaks Proj.)                           3.600   07/07/99    1,245
     1,078 Hamilton Co., OH, EDR, Ser. 1995
              (Cincinnati Assoc. for the Performing Arts)  3.650   07/07/99    1,078
     5,000 Hamilton Co., OH, Fac. Rev., Ser. 1997A
              (Episcopal Retirement Homes)                 3.600   07/07/99    5,000
     1,080 Hamilton Co., OH, Health Care Fac. Rev.
              (Aloysius Orphanage Proj.)                   3.600   07/07/99    1,080
     6,000 Hamilton Co., OH, Hosp. Fac. Rev., Ser. 1997A
              (Children's Hosp. Med. Ctr.)                 3.600   07/07/99    6,000
     8,600 Hamilton Co., OH, Hosp. Fac. Rev., Ser. E
              (Health Alliance of Greater Cincinnati)      3.350   07/07/99    8,600
       600 Hamilton Co., OH, Hosp. Fac. Rev., Ser. F
              (Health Alliance of Greater Cincinnati)      3.350   07/07/99      600
     3,000 Hamilton OH, MFH Rev., Ser. A
              (Knollwood Village Apts.)                    3.620   07/07/99    3,000
     2,000 Hamilton OH, MFH Rev. (Knollwood
              Village Apts.)                               3.620   07/07/99    2,000
     2,690 Hancock Co., OH, MFM Rev., Ser. A
              (Crystal Glen Apts. Proj. Phase II)          3.620   07/07/99    2,690
       375 Hudson Village, OH, IDR, Ser. A (Kindercare)    3.650   07/07/99      375
       885 Huron Co., OH, Rev. (Norwalk Furniture Corp.)   3.600   07/07/99      885



Countrywide Investments 37.


Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$    7,105 Lima, OH, Hosp. Fac. & Impt. Rev., Ser. 1996
              (Lima Memorial Hosp.)                        3.650%  07/07/99 $  7,105
     7,600 Lorain Co., OH, Hosp. Fac. Rev., Ser. 1998A
              (Catholic Healthcare Partners)               3.500   07/07/99    7,600
       494 Lorain Co., OH, IDR, Ser. C (Kindercare)        3.650   07/07/99      494
     1,880 Lorain Co., OH, IDR (EMH Med. Ctr. Proj.)       3.600   07/07/99    1,880
       300 Lucas Co., OH, Rev. (Sunshine Children's Home)  3.650   07/07/99      300
       935 Lucas Co., OH, IDR, Ser. D (Kindercare)         3.650   07/07/99      935
       360 Lucas Co., OH, IDR (Associates Proj.)           3.720   07/07/99      360
     1,900 Mahoning Co., OH, Health Care Fac. Rev.
              (Copeland Oaks)                              3.620   07/07/99    1,900
     1,415 Mahoning Co., OH, Health Care Fac. Rev.
              (Ohio Heart Institute)                       3.620   07/07/99    1,415
       330 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      330
       445 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      445
       680 Marion Co., OH, Hosp. Impt. Rev.
              (Pooled Lease Proj.)                         3.620   07/07/99      680
       300 Medina, OH, IDR (Kindercare)                    3.650   07/07/99      300
       900 Meigs Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)  3.700   07/07/99      900
       287 Middletown, OH, IDR, Ser. A (Kindercare)        3.650   07/07/99      287
       865 Monroe, OH, IDR, Ser. 1985 (Magnode Corp.)      3.550   07/07/99      865
     2,000 Montgomery Co., OH, EDR (Dayton Art Institute)  3.700   07/07/99    2,000
       520 Montgomery Co., OH, Health Care Rev., Ser. A
              (Dayton Area MRI Consortium)                 3.600   07/07/99      520
     3,555 Montgomery Co., OH, Health Care Rev.
              (Comm. Blood Ctr. Proj.)                     3.620   07/07/99    3,555
       340 Montgomery Co., OH, IDR (Kindercare)            3.650   07/07/99      340
     3,700 Montgomery Co., OH, Ltd. Oblig. Rev., Ser. 1996
              (St. Vincent de Paul Proj.)                  3.600   07/07/99    3,700
     1,000 Morrow Co., OH, IDR (Field Container Corp.)     3.550   07/07/99    1,000
     4,800 Ohio St. EDR, Ser. 1983 (Court St. Ctr.
              Assoc. Ltd. Proj.)                           3.450   07/07/99    4,800
     2,845 Ohio St. Higher Educ. Fac. Rev.
              (Mount Union College Proj.)                  3.550   07/07/99    2,845
     4,400 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    4,400
     4,900 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    4,900
     5,000 Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)   3.620   07/07/99    5,000
     3,500 Ohio St. Higher Educ. Fac. Rev.
              (Kenyon College Proj.)                       3.700   07/07/99    3,500
       500 Ohio St. Higher Educ. Fac. Rev.
              (John Carroll University)                    3.875   07/07/99      500
       590 Ohio St. IDR, Ser. 1994 (A.M. Castle
              & Co. Proj.)                                 3.950   07/07/99      590
     9,540 Ohio St. Turnpike Rev., Ser. 71                 3.690   07/07/99    9,540
     2,495 Ohio St. Water Dev. Auth. Impt. Rev.            3.690   07/07/99    2,495
       715 Orrville, OH, Hosp. Fac. Rev., Ser. 1990
              (Orrville Hosp.)                             3.550   07/07/99      715
     1,800 Ottawa Co., OH, Hosp. Fac. Rev.
              (Luther Home of Mercy Proj.)                 3.650   07/07/99    1,800
       465 Pike Co., OH, EDR (Pleasant Hill)               3.620   07/07/99      465
       900 Rickenbacker, OH, Port. Auth. Rev.
              (Rickenbacker Holdings, Inc.)                3.620   07/07/99      900
     5,725 Sharonville, OH, IDR (Duke Realty Proj.)        3.620   07/07/99    5,725
       437 Stark Co., OH, IDR, Ser. D (Kindercare)         3.650   07/07/99      437
     1,870 Summit Co., OH, Health Care Fac. Rev.,
              Ser. 1997 (Evant, Inc. Proj.)                3.650   07/07/99    1,870

38. Countrywide Investments

Ohio Tax-Free Money Fund (Continued)

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 64.3% (Continued)                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    3,400 Summit, OH, Civic Fac. Rev., Ser. 1997
              (YMCA Proj.)                                 3.600   07/07/99 $  3,400
     1,910 Summit Co., OH, IDR (Bowery Assoc.)             3.570   07/07/99    1,910
       505 Summit Co., OH, IDR (Go-Jo Indust.,
              Inc. Proj.)                                  3.620   07/07/99      505
     4,375 Trumbull Co., OH, Health Care Fac. Rev.
              (Shepherd of the Valley)                     3.620   07/07/99    4,375
       375 Wadsworth, OH, IDR (Kindercare)                 3.650   07/07/99      375
     1,600 Warren Co., OH, IDR (Liquid Container Proj.)    3.650   07/07/99    1,600
     1,300 Westlake, OH, IDR (Nordson Co.)                 3.700   07/07/99    1,300
       900 Wyandot Co., OH, IDR, Ser. 1985
              (MRG Ltd. Proj.)                             3.700   07/07/99      900
       800 Columbus, OH, Elec. Sys. Rev.                   3.000   07/30/99      800
     3,885 Cuyahoga Co., OH, IDR (S&R Playhouse Realty)    4.000   07/30/99    3,885
     3,500 Delaware Co., OH, IDR (Radiation
              Sterilizers, Inc.)                           3.350   07/30/99    3,500
       200 Franklin Co., OH, IDR (BOA Ltd. Proj.)          3.400   07/30/99      200
     1,300 Franklin Co., OH, IDR (Jacobsen Stores)         3.400   07/30/99    1,300
     1,765 Franklin Co., OH, IDR (Capitol South)           3.400   07/30/99    1,765
     1,400 Hamilton Co., OH, IDR (ADP System)              3.250   07/30/99    1,400
     2,800 Muskingum Co., OH, IDR (Elder-Beerman)          3.300   07/30/99    2,800
       500 Ohio St. Environmental Impt. Rev.
              (U.S. Steel Corp. Proj.)                     3.300   07/30/99      500
----------                                                                 ---------
$  251,323 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $251,323)                                        $251,323
----------                                                                 ---------

-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 5.9 %               Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    2,495 Perry Co., OH, Nursing Fac. Rev., Ser. 1996
              (New Lexington Health Corp. Proj.)           4.000%  09/01/99 $  2,495
       615 Riverside, OH, EDR (Riverside Assoc.
              Ltd. Proj.)                                  3.200   09/01/99      615
     4,740 Cuyahoga Co., OH, IDR (Halle Office Building)   3.575   10/01/99    4,740
     1,175 Miami Valley Tax-Exempt Mtg. Bond Trust         4.880   10/15/99    1,175
     1,365 Clermont Co., OH, EDR (John Q. Hammons Proj.)   3.100   11/01/99    1,365
       580 Franklin Co., OH, IDR (GSW Proj.)               3.300   11/01/99      580
     3,030 Ohio St. HFA MFH (Lincoln Park)                 3.600   11/01/99    3,030
     3,425 Richland Co., OH, IDR (Mansfield Sq. Proj.)     3.100   11/15/99    3,425
       455 Cuyahoga Co., OH, Health Care Rev., Ser. A
              (Cleveland Neighborhood)                     3.400   12/01/99      455
     3,540 Franklin Co., OH, IDR (Leveque & Assoc. Proj.)  3.250   12/01/99    3,540
       875 Scioto Co., OH, Health Care Rev.
              (Hillview Retirement)                        3.250   12/01/99      875
       940 Gallia Co., OH, IDR (Jackson Pike Assoc.)       3.200   12/15/99      940
----------                                                                 ---------
$   23,235 Total Adjustable Rate Put Bonds
           (Amortized Cost $23,235)                                         $ 23,235
----------                                                                 ---------

Countrywide Investments 39.


-----------------------------------------------------------------------------------------
Ohio Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Commercial Paper-- 0.8 %                        Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    3,000 Lorain Co., OH, (Catholic Healthcare Partners)  3.200%  08/03/99 $  3,000
           (Amortized Cost $3,000)
----------                                                                 ---------

$  393,239 Total Investments at Value-- 100.7%
           (Amortized Cost $393,522)                                        $393,522
==========
           Liabilities in Excess of Other Assets-- (0.7)%                     (2,725)
                                                                           ---------

           Net Assets-- 100.0%                                              $390,797
                                                                           =========

See accompanying notes to financial statements and notes to portfolios of investments.



40. Countrywide Investments


Florida Tax-Free Money Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 31.2%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,700 Port St. Joe, FL, Cap. Impt. Rev. BANS,
              Ser. 1998                                    4.350%  07/01/99 $  1,700
       100 Brevard Co., FL, School Board COP, Ser. A       5.300   07/01/99      100
       100 Florida St. GO PCR, Ser. X                      5.600   07/01/99      100
       100 Mesa, AZ, GO                                    5.800   07/01/99      100
       100 Broward Co., FL, School Board COP Rev.          6.000   07/01/99      100
       200 Broward Co., FL, School Board COP Rev.          6.750   07/01/99      200
       325 Cape Coral, FL, GO, Prerefunded @ 102           6.800   07/01/99      332
       200 Miami-Dade Co., FL, School Board COP, Ser. A    4.000   08/01/99      200
       100 Manatee Co., FL, School Dist. Sales Tax Rev.    4.000   08/01/99      100
       500 Palm Beach Co., FL, School Board COP            4.500   08/01/99      500
       100 Dade Co., FL, School Board COP
              (G. Holmes Braddock Sr. H.S.)                4.625   08/01/99      100
       100 Florida St. Correctional Privatization COP
              (Bay Co. Proj.)                              4.625   08/01/99      100
     1,000 Wadsworth, OH, CSD School Impt. GO BANS         3.470   08/10/99    1,001
       250 Texas Muni. Pwr. Agency Rev.                    4.500   09/01/99      250
       100 Florida St. Dept. of Gen. Services,
              Div. of Fac. Mgmt. Rev., Ser. B              4.600   09/01/99      100
       250 Las Vegas Valley, NV, Water District Rev.       4.700   09/01/99      251
       150 Homestead, FL, Special Ins. Assessment Rev.     4.750   09/01/99      150
       300 Abilene, TX, Hlth. Fac. Dev. Hosp. Rev.
              (Hendrick Med. Ctr.)                         5.100   09/01/99      301
       100 Ft. Lauderdale, FL, Excise Tax Rev.,
              Prerefunded @ 101                            6.375   09/01/99      102
       150 Town of Avon, CO, Sales Tax Rev., Ser. 1999     3.250   09/15/99      150
       100 North Harris, TX, Montgomery Comm. College
              District Rev.                                5.000   09/15/99      100
       205 Glenwood Springs, CO, Sales & Use Tax Rev.      3.250   10/01/99      205
       575 St. Lucie Co., FL, Limited Tax GO               4.000   10/01/99      577
       250 Orlando, FL, Capital Impt. Special Rev.,
              Ser. B                                       4.250   10/01/99      251
       500 Dade Co., FL, Water & Sewer Sys. Rev.           4.750   10/01/99      502
       350 Lee Co., FL, Capital Impt. Rev., Ser. B,
              Prerefunded @ 100                            6.000   10/01/99      352
       200 Hillsborough Co., FL, Aviation Auth.
              Rev., Ser. A                                 6.150   10/01/99      201
       500 Hillsborough Co., FL, Aviation Auth.
              Rev., Ser. B, Prerefunded @ 102              7.000   10/01/99      514
       375 Crawford Co., OH, Various Purpose GO            3.150   12/01/99      375
       555 Fostoria, OH, CSD GO                            3.200   12/01/99      555
       800 Iowa Student Loan Liquidity Corp. Rev., Ser. C  6.500   12/01/99      811
       573 Clarendon, NY, GO BANS                          3.625   12/22/99      574
       500 Northern Ozaukee, WI, School Dist. GO BANS      3.400   02/01/00      500
----------                                                                 ---------
$   11,408 Total Fixed Rate Revenue & General Obligation Bonds
           (Amortized Cost $11,454)                                         $ 11,454
----------                                                                 ---------

Countrywide Investments 41.


Florida Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 65.4%                            Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$      500 Martin Co., FL, Dev. Auth. PCR, Ser. 1994
              (Florida Power & Light)                      3.350%  07/01/99 $    500
       400 Putnam Co., FL, Dev. Auth. PCR
              (Florida Power & Light)                      3.350   07/01/99      400
     1,800 Hillsborough Co., FL, IDA PCR (Tampa Elec.)     3.350   07/01/99    1,800
       400 Tampa Sports Auth. Rev. (Stadium Proj.)         3.450   07/01/99      400
     1,200 Broward Co., FL, HFA MFH Rev.
              (Margate Invest. Proj.)                      3.450   07/07/99    1,200
     1,800 Orange Co., FL, IDA Rev. (Trinity Prep School)  3.500   07/07/99    1,800
       400 St. John's Co., FL, HFA Rev., Ser. 1996
              (Anastasia Shores Apts. Proj.)               3.500   07/07/99      400
     1,080 Florida HFA MFH Rev., Ser. EEE
              (Carlton Arms II Proj.)                      3.500   07/07/99    1,080
       225 Putnam Co., FL, Dev. Auth. PCR, Ser. H-1
              (Seminole Elec. Coop.)                       3.550   07/07/99      225
       250 Putnam Co., FL, Dev. Auth. PCR, Ser. H-2
              (Seminole Elec. Coop.)                       3.550   07/07/99      250
       900 St. Petersburg, FL, HFA Rev., Ser. 1997
              (Menorah Manor Proj.)                        3.550   07/07/99      900
       475 Volusia Co., FL, HFA MFH Rev., Ser. H
              (Sun Pointe Apts.)                           3.550   07/07/99      475
       900 Manatee Co., FL, HFA MFH Rev.
              (Harbour Proj. B)                            3.600   07/07/99      900
       700 ABN AMRO Munitops Trust Cert. 1998-9
              (Florida Board of Educ.)                     3.640   07/07/99      700
     2,000 ABN AMRO Munitops Cert. Trust 1998-8
              (Dade Co., FL, Water & Sewer Sys. Rev.)      3.640   07/07/99    2,000
     1,100 Plant City, FL, Hosp. Rev.
              (South Florida Baptist Hosp.)                3.650   07/07/99    1,100
     1,400 Illinois Dev. Fin. Auth. Rev.
              (Council for Jewish Elderly)                 3.650   07/07/99    1,400
       500 Orange Co., FL, Health Fac. Auth. Rev.
              (Adventist Sunbelt)                          3.650   07/07/99      500
       600 Florida Housing Fin. Corp. MFH Rev.,
              (South Pointe Proj.)                         3.660   07/07/99      600
       100 Dade Co., FL, IDA Rev.                          3.730   07/07/99      100
       960 McCreary Co., KY, IDR (Le Sportsac Proj.)       3.750   07/07/99      960
       700 McCreary Co., KY, IDR, Ser. B
              (Le Sportsac Proj.)                          3.750   07/07/99      700
       500 Highlands Co., FL, Health Fac. Rev.
              (Adventist Sunbelt)                          3.750   07/07/99      500
       800 Marion Co., FL, HFA Rev. (Paddock Place Proj.)  3.750   07/07/99      800
       500 Marion Co., FL, HFA Rev. (Summer Trace Apts.)   3.750   07/07/99      500
     1,000 Lee Co., FL, IDR Educ. Fac. Rev.
              (The Canterbury School Proj.)                3.750   07/07/99    1,000
     1,150 Jacksonville, FL, Health Fac. Rev.
              (River Garden)                               3.800   07/07/99    1,150
     1,000 Jacksonville, FL, Health Fac. Rev.
              (Faculty Practice Assoc.)                    3.850   07/07/99    1,000
       635 Harvard, IL, Health Care Fac. Rev., Ser. 1998
              (Harvard Memorial Hosp.)                     3.850   07/07/99      635
----------                                                                 ---------
$   23,975 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $23,975)                                         $ 23,975
----------                                                                 ---------


42. Countrywide Investments


Florida Tax-Free Money Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Adjustable Rate Put Bonds-- 2.6%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      350 Corpus Christi, TX, IDR (Tex-Air
              Invest. Co. Proj.)                           3.350%  08/01/99 $    350
       600 Putnam Co., FL, Dev. Auth. PCR, Ser. 1984D
              (Seminole Elec. Coop.)                       3.125   12/15/99      600
----------                                                                 ---------
$      950 Total Adjustable Rate Put Bonds
           (Amortized Cost $950)                                            $    950
----------                                                                 ---------

$   36,333 Total Investments at Value-- 99.2%
           (Amortized Cost $36,379)                                         $ 36,379
==========
           Other Assets in Excess of Liabilities-- 0.8%                          276
                                                                           ---------

           Net Assets-- 100.0%                                              $ 36,655
                                                                           =========



See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 43.

Tax-Free Intermediate Term Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2%                        Rate      Date    (000's)
-----------------------------------------------------------------------------------------
           Arizona -- 2.9%
$      400 Arizona Educ. Loan Mkt. Corp. Rev., Ser. A      6.700%  03/01/00 $    408
       600 Maricopa Co., AZ, School Dist. Rev.,
              Ser. 1991C (Tempe Elem.)                     8.000   07/01/04      692
       300 Tucson, AZ, Water Dist. Rev.                    9.750   07/01/10      416
                                                                           ---------
                                                                               1,516
                                                                            ---------
           California -- 1.4%
       450 Sacramento Co., CA, MFH ARPB
              (Fairway One Apts.)                          5.875   02/01/03      450
       250 California HFA Multi-Unit Rental Rev., Ser. B   6.500   08/01/05      264
                                                                           ---------
                                                                                 714
                                                                           ---------
           Colorado -- 1.3%
       400 Arapahoe Co., CO, Parkview Metro. Dist. GO      3.550   07/01/99      400
       300 Highland Ranch, CO, Metro. Dist. GO, Ser. A     5.000   12/01/10      295
                                                                           ---------
                                                                                 695
                                                                           ---------
           Florida -- 12.2%
       200 Hillsborough Co., FL, PCR Rev.
              (Tampa Elec. Proj.)                          3.350   07/01/99      200
       500 Florida HFA MFH ARPB, Ser. 1978B
              (Hampton Lakes II Proj.)                     5.700   04/01/01      502
       750 Hillsborough Co., FL, Solid Waste Rev.          5.500   10/01/06      783
       455 Pensacola, FL, Airport Rev., Ser. 1997B         5.400   10/01/07      469
     1,000 Pasco Co., FL, HFA MFH Rev., Ser. 1997B
              (Cypress Trail Apts.)                        5.500   06/01/08    1,041
     1,255 Florida HFA MFH Sr. Lien, Ser. I-1              6.100   01/01/09    1,323
     1,000 Halifax Hosp. Medical Ctr., FL, Health Care
              Fac. Rev., Ser. 1998A                        4.800   04/01/10      953
       365 Halifax Hosp. Medical Ctr.. FL, Health Care
              Fac. Rev., Ser. 1998A                        5.000   04/01/11      354
       455 Tampa, FL, Health Sys. Rev., Ser. A-1
              (Catholic Health East)                       5.250   11/15/11      457
       365 Halifax Hosp. Medical Ctr., FL, Health Care
              Fac. Rev., Ser. 1998A                        5.000   04/01/12      352
                                                                           ---------
                                                                               6,434
                                                                           ---------
           Georgia -- 0.3%
       150 Savannah, GA, Hosp. Auth. Rev.
              (St. Joseph's/Candler Health Sys.)           5.250   07/01/13      149
                                                                           ---------
           Illinois -- 2.1%
     1,100 Illinois Health Fac. Auth. Rev., Ser. B
              (Elmhurst Hosp.)                             3.500   07/01/99    1,100
                                                                          ---------
           Indiana -- 9.4%
     3,185 Purdue University, IN, COP, Prerefunded @ 102   6.250   07/01/01    3,374
     1,000 Indiana Bond Bank Special Prog. Rev., Ser. A-1  6.650   01/01/04    1,053
       500 Indiana HFA Multi-Unit Mtg. Prog. Rev.,
              Ser. 1992A                                   6.600   01/01/12      526
                                                                           ---------
                                                                               4,953
                                                                           ---------

44. Countrywide Investments


Tax-Free Intermediate Term Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Iowa -- 2.1%
$      120 Cedar Rapids, IA, Hosp. Fac. Rev.
              (St. Luke's Methodist Hosp.),
              Prerefunded @ 102                            6.000%  08/15/03 $    129
       250 Iowa Student Loan Liquidity Corp. Rev.          6.400   07/01/04      265
       325 Iowa HFA Rev., Ser. A                           6.500   07/01/06      341
       240 Iowa Student Loan Liquidity Corp. Rev.          6.600   07/01/08      255
       130 Cedar Rapids, IA, Hosp. Fac. Rev.
              (St. Luke's Methodist Hosp.)                 6.000   08/15/09      138
                                                                           ---------
                                                                               1,128
                                                                           ---------
           Kentucky -- 2.4%
       500 Kentucky St. EDR (Health Alliance)              3.350   07/07/99      500
       750 Kentucky St. Turnpike Auth. EDR
              (Revitalization Proj.)                       5.250   07/01/05      777
                                                                           ---------
                                                                               1,277
                                                                           ---------
           Louisiana -- 1.9%
       440 Louisiana Public Fac. Auth. Rev.
              (Medical Ctr. of Louisiana)                  6.000   10/15/03      458
       500 West Ouachita Parish, LA, School Dist. GO,
              Ser. A                                       6.700   03/01/06      530
                                                                           ---------
                                                                                 988
                                                                           ---------
           Massachusetts -- 2.9%
       500 New England Educ. Loan Mkt. Corp. Rev.,
              Ser. 1992A                                   6.500   09/01/02      526
       500 New England Educ. Loan Mkt. Corp. Rev.,
              Ser. 1992B                                   6.600   09/01/02      528
       445 Massachusetts St. Indust. Fin. Agy. Rev.,
              Ser. 1997 (Hudner Assoc.)                    5.000   01/01/08      449
                                                                           ---------
                                                                               1,503
                                                                           ---------
           Michigan -- 4.8%
     1,000 Michigan St. Bldg. Auth. Rev., Ser. II          6.400   10/01/04    1,064
     1,000 Michigan St. Hosp. Fin. Auth. Rev., Ser. A
              (McLaren Health Care Corp.)                  5.250   06/01/07    1,013
       450  Battle Creek, MI, EDR (Kellogg Co. Proj.)      5.125   02/01/09      454
                                                                           ---------
                                                                               2,531
                                                                           ---------
           Mississippi -- 1.6%
       500 Mississippi Higher Educ. Rev., Ser. B           6.100   07/01/01      515
       335 Jackson, MS, GO                                 5.250   10/01/10      340
                                                                           ---------
                                                                                 855
                                                                           ---------
           Nebraska -- 3.0%
       590 Nebraska Invest. Fin. Auth. Rev., Ser. 1989
              (Foundation for Educ. Fund),
              Escrowed to Maturity                         7.000   11/01/09      603
     1,000 Nebraska Gas Supply Rev., Ser. A
              (American Public Energy Agy.)                4.600   06/01/10      955
                                                                           ---------
                                                                               1,558
                                                                           ---------
     Nevada -- 2.4%
     1,000 Las Vegas, NV, GO, Sewer Impt. Rev.,
              Prerefunded @ 102                            6.500   04/01/02    1,074
       185 Washoe Co., NV, GO                              7.375   07/01/09      189
                                                                           ---------
                                                                               1,263
                                                                           ---------
           New York -- 1.0%
       500 New York Local Govt. Asst. Corp. Rev.,
              Ser. 1991B, Prerefunded @ 102                7.000   04/01/01      534
                                                                           ---------

           North Carolina -- 2.0%
     1,030 Cabarrus Co., NC, Dev. Corp. Install.
              Pymt. Rev.                                   4.950   06/01/09    1,027
                                                                           ---------



Countrywide Investments 45.


Tax-Free Intermediate Term Fund (Continued)

 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Ohio -- 30.4%
$    1,300 Ohio St. Air Quality Dev. Auth. Rev.,
              Ser. A (CG&E)                                3.350%  07/01/99 $  1,300
       500 Franklin Co., OH, Rev. (Online Computer
              Library Ctr.)                                5.500   04/15/00      506
       625 Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)   5.000   09/01/00      626
       270 Warren Co., OH, Hosp. Fac. Rev.
              (Otterbein Home), Prerefunded @ 102          7.000   07/01/01      289
       930 Ohio St. EDR Ohio Enterprise Bond Fd.
              (Smith Steelite Proj.)                       5.600   12/01/03      961
       500 Hamilton Co., OH, Hosp. Fac. Rev.
              (Episcopal Retirement Home)                  6.600   01/01/04      526
       315 Ohio St. EDR Ohio Enterprise Bond Fd.
              (Cheryl & Co.)                               5.500   12/01/04      324
     1,005 Franklin Co., OH, Health Care Rev.
              (First Comm. Village)                        6.000   06/01/06    1,043
       530 Toledo, OH, GO                                  6.000   12/01/06      572
       840 Kent State University General Receipts Rev.     6.000   05/01/07      903
       710 Hamilton Co., OH, Health Care Fac.
              (Twin Towers)                                5.750   10/01/07      744
       500 Ohio St. IDR, Ser. 1997 (Bomaine
              Corporation Proj.)                           5.500   11/01/07      507
       674 Columbus, OH, Special Assessment GO             5.050   04/15/08      661
       800 West Clermont, OH, LSD GO                       6.150   12/01/08      860
       500 Hamilton Co., OH, Hosp. Fac. Rev.
              (Bethesda Hosp.)                             7.000   01/01/09      508
       930 Hamilton Co., OH, Health Care Fac.
              (Twin Towers)                                5.250   10/01/10      928
     1,000 Franklin Co., OH, Rev.
              (Online Computer Library Ctr.)               4.650   10/01/11      939
     1,000 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           5.125   01/15/12      984
     1,000 Franklin Co., OH, Rev.
              (Online Computer Library Ctr.)               4.700   10/01/12      936
       520 Sycamore, OH, CSD COP                           4.700   12/01/12      487
     1,365 Toledo, OH, GO                                  5.000   12/01/13    1,344
                                                                           ---------
                                                                              15,948
                                                                           ---------
           Pennsylvania -- 2.0%
       500 Pennsylvania St. IDR, Ser. A,
              Prerefunded @ 102                            7.000   07/01/01      538
       500 Pennsylvania Fin. Auth. Muni.
              Capital Impt. Proj. Rev.                     6.600   11/01/09      539
                                                                           ---------
                                                                               1,077
                                                                           ---------
           South Carolina -- 1.4%
       725 Richland-Lexington, SC, Airport Dist. Rev.,
              Ser. 1995 (Columbia Metro.)                  6.000   01/01/08      759
                                                                           ---------

           Tennessee -- 6.0%
       525 Southeast, TN, Tax-Exempt Mtg. Trust ARPB,
              Ser. 1990                                    7.250   04/01/03      570
       500 Nashville, TN, Metro. Airport Rev., Ser. C      6.625   07/01/07      532
     1,000 Nashville & Davidson Co., TN, Health & Educ.
              Fac. Rev., Ser. A (Vanderbilt Univ.)         5.000   10/01/11      985
     1,035 Johnson City, TN, Health & Educ. Rev.
              (Medical Center Hosp.)                       5.500   07/01/13    1,060
                                                                           ---------
                                                                               3,147
                                                                           ---------


46. Countrywide Investments


Tax-Free Intermediate Term Fund (Continued)
 Principal                                                                   Market
  Amount                                                  Coupon   Maturity   Value
  (000's)  Municipal Bonds-- 101.2% (Continued)             Rate     Date     (000's)

-----------------------------------------------------------------------------------------
           Texas -- 6.9%
$      500 Houston, TX, Sr. Lien Rev., Ser. A
              (Hotel Tax & Parking Fac.),
              Prerefunded @ 100                            7.000%  07/01/01 $    528
       500 N. Texas Higher Educ. Student Loan Rev.,
              Ser. 1991A                                   6.875   04/01/02      517
        50 N. Central, TX, Health Fac. Rev.
              (Baylor Health Care), Indexed INFLOS,
              Prerefunded @ 102                            8.050   05/15/02       54
       450 N. Central, TX, Health Fac. Rev.
              (Baylor Health Care), Indexed INFLOS         8.050   05/15/08      480
       490 Dallas, TX, ISD                                 5.600   08/15/11      509
       236 Midland, TX, HFC Rev., Ser. A-2                 8.450   12/01/11      254
        10 San Antonio, TX, Elec. & Gas Rev.,
              Escrowed to Maturity                         5.000   02/01/12       10
       990 San Antonio, TX, Elec. & Gas Rev.               5.000   02/01/12      975
       300 Waco, TX, COP                                   4.800   02/01/15      280
                                                                           ---------
                                                                               3,607
                                                                           ---------
           Wisconsin -- 0.8%
       430 Wisconsin St. Health & Educ. Fac. Auth. Rev.
              (Agnesian Healthcare, Inc.)                  4.900   07/01/11      413
----------                                                                 ---------

$   51,825 Total Municipal Bonds-- 101.2%
           (Amortized Cost $52,525)                                         $ 53,176
==========                                                                 ---------
           Liabilities in Excess of Other Assets-- (1.2)%                       (643)
                                                                           ---------

           Net Assets-- 100.0%                                              $ 52,533
                                                                           =========


See accompanying notes to financial statements and notes to portfolios of investments.


Countrywide Investments 47.


Ohio Insured Tax-Free Fund
Portfolio of Investments
June 30, 1999
-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds-- 89.7%                Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$      200 Montgomery Co., OH, Hosp. Rev.
              (Sisters of Charity), Prerefunded @ 102      6.625%  05/15/01 $    212
       250 Franklin Co., OH, IDR (1st Comm. Village
              Healthcare), Crossover
              Prerefunded @ 101.5                         10.125   08/01/01      282
       415 Ohio HFA SFM Rev., Ser. D                       7.000   09/01/01      434
        30 Clermont Co., OH, Hosp. Fac. Rev., Ser. A
              (Mercy Health Sys.), Prerefunded @ 100       7.500   09/01/01       32
       460 Westerville, Minerva Park & Blendon, OH,
              Joint Hosp. Dist. Rev. (St. Ann's),
              Prerefunded @ 102                            7.100   09/15/01      497
     1,000 Clermont Co., OH, Hosp. Fac. Rev.
              (Mercy Health Sys.), Prerefunded @ 102       6.733   09/25/01    1,070
       850 Alliance, OH, Waterworks Sys. Rev.,
              Prerefunded @ 102                            6.650   10/15/01      914
       500 Celina, OH, Wastewater Sys. Mtg. Rev.,
              Prerefunded @ 101                            6.550   11/01/01      532
       500 Summit Co., OH, Various Purpose GO,
              Prerefunded @ 102                            6.625   12/01/01      539
       500 Greene Co., OH, Water Sys. Rev.,
              Prerefunded @ 102                            6.850   12/01/01      541
       290 Northwest, OH, LSD GO, Prerefunded @ 102        7.050   12/01/01      316
       500 Clermont Co., OH, Sewer Sys. Rev.,
              Prerefunded @ 102                            7.100   12/01/01      544
       461 Cleveland, OH, Waterworks Impt. Rev.,
              Ser. 1992B, Prerefunded @ 102                6.500   01/01/02      494
     1,000 Kent St. University General Receipts Rev.,
              Prerefunded @ 102                            6.500   05/01/02    1,078
       500 Franklin Co., OH, Hosp. Rev., Ser. 1991
              (Mt. Carmel Health), Prerefunded @ 102       6.750   06/01/02      543
       500 Cleveland, OH, GO, Ser. A, Prerefunded @ 102    6.375   07/01/02      539
       500 Mahoning Co., OH, Hosp. Impt. Rev.
              (YHA Proj.), Prerefunded @ 100               7.000   10/15/02      532
       500 Seneca Co., OH, GO (Jail Fac.),
              Prerefunded @ 102                            6.500   12/01/02      545
       675 Reynoldsburg, OH, CSD GO, Prerefunded @ 102     6.550   12/01/02      736
        33 Ohio St. Bldg. Auth. Rev. (Frank
              Lausch Proj.), Prerefunded @ 100            10.125   04/01/03       38
       142 Ohio St. Bldg. Auth. Rev. (Columbus St.
              Proj.), Prerefunded @ 100                   10.125   04/01/03      164
       230 Summit Co., OH, GO, Ser. A, Prerefunded @ 100   6.900   08/01/03      252
       500 Newark, OH, Water Sys. Impt. Rev.,
              Prerefunded @ 102                            6.000   12/01/03      541
       500 Ohio St. Bldg. Auth. Rev., Ser. 1994A
              (Juvenille Correctional Bldg.),
              Prerefunded @ 102                            6.600   10/01/04      558
     1,000 Cleveland, OH, Public Power Sys. Rev., Ser. I,
               Prerefunded @ 102                           7.000   11/15/04    1,136
       500 Crawford Co., OH, GO, Prerefunded @ 102         6.750   12/01/04      563
     1,000 Greater Cleveland, OH, Regional Transit
              Auth. GO, Prerefunded @ 101                  5.650   12/01/06    1,069
       290 Alliance, OH, CSD GO                            6.900   12/01/06      313
       500 Mansfield, OH, Hosp. Impt. Rev.
              (Mansfield General)                          6.700   12/01/09      535
       500 Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A  6.400   10/15/10      532
       500 Butler Co., OH, Hosp. Fac. Rev.
              (Middleton Regional Hosp.)                   6.750   11/15/10      536
     1,000 Canton, OH, Waterworks Sys. GO, Ser. 1995       5.750   12/01/10    1,052
        39 Cleveland, OH, Waterworks Impt. Rev., Ser. F    6.500   01/01/11       41


48. Countrywide Investments


Ohio Insured Tax-Free Fund (Continued)

 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 89.7% (Continued)    Rate      Date    (000's)
-----------------------------------------------------------------------------------------
$      475 Ohio Capital Corp. MFH Rev., Ser. 1990A         7.500%  01/01/10 $    493
       240 Cuyahoga Co., OH, Hosp. Rev. (University
              Hosp.), Escrowed to Maturity                 9.000   06/01/11      298
       600 Westerville, OH, Water Sys. Impt. GO            6.450   12/01/11      647
       530 Urbana, OH, Wastewater Impt. GO                 7.050   12/01/11      581
       365 Bexley, OH, CSD GO                              7.125   12/01/11      441
       255 Summit Co., OH, GO, Ser. A                      6.900   08/01/12      274
       500 Strongsville, OH, CSD GO                        5.375   12/01/12      515
       500 Worthington, OH, CSD GO                         6.375   12/01/12      533
       500 Brunswick, OH, CSD GO                           6.900   12/01/12      538
     1,095 West Clermont, OH, LSD GO                       6.900   12/01/12    1,232
        95 Ohio St. Higher Educ. Fac. Comm. Rev.           7.250   12/01/12      101
     1,000 Lorain Co., OH, Hosp. Rev. (Catholic
              Health Care Partners)                        5.625   09/01/14    1,024
       530 Ottawa Co., OH, GO                              5.750   12/01/14      554
     1,000 Portage Co., OH, GO                             6.200   12/01/14    1,079
       290 Garfield Heights, OH, Various Purpose GO        6.300   12/01/14      314
       460 Bedford Heights, OH, GO                         6.500   12/01/14      503
     1,000 Clermont Co., OH, Hosp. Fac. Rev.
              (Mercy Health Sys.)                          5.875   09/01/15    1,032
       600 Toledo-Lucas Co., OH, Convention Ctr. Rev.      5.700   10/01/15      625
       400 Warren, OH, Waterworks Rev.                     5.500   11/01/15      414
       500 Delaware, OH, CSD GO                            5.750   12/01/15      519
       500 Ohio St. Higher Educ. Fac. Rev. (Univ.
              of Dayton)                                   6.750   12/01/15      542
     1,000 Buckeye Valley, OH, LSD GO                      6.850   12/01/15    1,161
       500 Cleveland, OH, Waterworks Impt. Rev., Ser. F    6.250   01/01/16      529
       750 Columbus-Polaris Hsg. Corp. Rev.                7.400   01/01/16      842
       500 Ohio St. Air Quality Dev. Rev., Ser. A
              (Ohio Edison)                                7.450   03/01/16      521
       781 Ohio HFA SFM Rev., Ser. 1991D                   7.050   09/01/16      816
       226 Ohio HFA SFM Rev., Ser. 1990F                   7.600   09/01/16      235
       750 Montgomery Co., OH, Hosp. Rev.
              (Miami Valley Hosp.)                         6.250   11/15/16      800
     1,000 Greater Cleveland, OH, Regional Trans.
              Auth. GO                                     4.750   12/01/16      930
       815 Butler Co., OH, GO                              5.750   12/01/16      849
       590 Garfield Heights, OH, Various Purpose GO        7.050   12/01/16      628
     1,260 Cleveland, OH, Airport Sys. Rev., Ser. C        5.125   01/01/17    1,227
       750 Butler Co., OH, Trans. Impt. Dist., Ser. A      5.125   04/01/17      733
       800 Ohio St. Bldg. Auth. Rev. (Adult
              Correctional Bldg.)                          5.600   04/01/17      820
     1,000 Lorain Co., OH, Hosp. Rev.                      5.625   09/01/17    1,015
     2,000 Toledo, OH, Waterworks Sys. Mtg. Rev.           4.750   11/15/17    1,852
       500 Toledo, OH, Sewer Sys. Rev.                     6.350   11/15/17      543
     1,000 Hamilton Co., OH, Sewer Sys. Impt. Rev.,
              Ser. A                                       5.000   12/01/17      966
     1,000 Mason, OH, CSD GO                               5.300   12/01/17    1,002
     1,000 Rocky River, OH, CSD GO, Ser. 1998              5.375   12/01/17    1,006
     1,400 Cuyahoga Co., OH, Util. Sys. Impt. Rev.
              (Medical Center Proj.)                       5.125   02/15/18    1,358
       500 Ohio St. Air Quality Dev. Rev., Ser. 1990B
              (Ohio Edison)                                7.100   06/01/18      523
     1,670 Canton, OH, GO                                  4.750   12/01/18    1,538
     1,000 Hamilton Co., OH, Sales Tax. Rev.
              (Football Stadium Proj.)                     5.000   12/01/18      955
     1,000 Little Miami, OH, LSD GO                        5.000   12/01/18      959
     1,265 Defiance, OH, Waterworks Sys. GO                5.650   12/01/18    1,305
     1,000 S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996      6.400   12/01/18    1,091
     1,000 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           5.400   01/15/19    1,000

Countrywide Investments 49.


Ohio Insured Tax-Free Fund (Continued)
 Principal                                                                   Market
  Amount   Fixed Rate Revenue &                           Coupon   Maturity   Value
  (000's)  General Obligation Bonds -- 89.7% (Continued)    Rate      Date    (000's)

-----------------------------------------------------------------------------------------

$      360 Cuyahoga Co., OH, Hosp. Rev.
              (University Hosp.)                           6.250%  01/15/20 $    379
       720 University of Toledo, OH, General
              Receipts Rev.                                4.750   06/01/20      657
     1,210 Greene Co., OH, Sewer Sys. Rev.                 5.125   12/01/20    1,171
     1,000 Ohio St. Air Quality Dev. Rev., Ser. 1985A
              (Columbus & Southern Power)                  6.375   12/01/20    1,066
     1,000 Hamilton, OH, CSD GO                            5.625   12/01/24      990
     1,000 Ohio St. Air Quality Dev. Rev. (Penn. Power)    6.450   05/01/27    1,065
----------                                                                 ---------
$   58,147 Total Fixed Rated Revenue & General Obligation Bonds
----------
           (Amortized Cost $57,971)                                         $ 60,501
                                                                           ---------


-----------------------------------------------------------------------------------------

 Principal                                                                   Market
  Amount   Floating & Variable Rate                       Coupon   Maturity   Value
  (000's)  Demand Notes -- 5.9%                             Rate      Date    (000's)

-----------------------------------------------------------------------------------------
$    1,200 Montgomery Co., OH, Ser. 1998A
              (Miami Valley Hosp.)                         3.450%  07/01/99 $  1,200
     2,800 Columbus, OH, GO Ser. 1                         3.650   07/07/99    2,800
----------                                                                 ---------
$    4,000 Total Floating & Variable Rate Demand Notes
           (Amortized Cost $4,000)                                          $  4,000
----------                                                                 ---------

$   62,147 Total Investments at Value-- 95.6%
           (Amortized Cost $61,971)                                         $ 64,501
==========
           Other Assets in Excess of Liabilities-- 4.4%                        2,976
                                                                           ---------

           Net Assets-- 100%                                                $ 67,477
                                                                           =========

See accompanying notes to financial statements and notes to portfolios of investments.


50. Countrywide Investments

Notes to Portfolios of Investments
June 30, 1999
--------------------------------------------------------------------------------

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1999.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

Portfolio Abbreviations:

ARPB - Adjustable Rate Put Bond
BANS - Bond Anticipation Notes
COP - Certificates of Participation
CSD - City School District
EDR - Economic Development Revenue
GO - General Obligation
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue
ISD - Independent School District
LSD - Local School District
MFH - Multi-Family Housing
MFM - Multi-Family Mortgage
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
SFM - Single Family Mortgage
USD - Unified School District



Countrywide Investments 51.

Report of Independent Public Accountants
--------------------------------------------------------------------------------

ARTHUR ANDERSEN LLP

LOGO

To the Shareholders and Board of Trustees of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Tax-Free Trust (comprising, respectively, the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund (a Massachusetts business trust) as of June 30, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Tax-Free Trust as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods referred above, in conformity with generally accepted accounting principles.


/s/ Arthur Anderson LLP

Cincinnati, Ohio,
August 6, 1999


52. Countrywide Investments

Countrywide Tax-Free Trust
--------------------------------------------------------------------------------
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094
   Nationwide: (Toll Free) 800-543-8721
   Cincinnati: 629-2000
   Rate Line: 579-0999

Shareholder Services
--------------------------------------------------------------------------------
   Nationwide: (Toll Free) 800-543-0407
   Cincinnati: 629-2050

Board of Trustees
--------------------------------------------------------------------------------
   Angelo R. Mozilo, Chairman
   Robert H. Leshner, President
   Donald L. Bogdon, M.D.
   H. Jerome Lerner
   Howard J. Levine
   Fred A. Rappoport
   Oscar P. Robertson
   John F. Seymour, Jr.
   Sebastiano Sterpa

Investment Adviser
--------------------------------------------------------------------------------
   Countrywide Investments, Inc.
   312 Walnut St., 21st Floor
   Cincinnati, Ohio 45202-4094

Transfer Agent
--------------------------------------------------------------------------------
   Countrywide Fund Services, Inc.
   P.O. Box 5354
   Cincinnati, Ohio 45201-5354

   This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Tax-Free Trust.


                         Countrywide Investments, Inc.
                                312 Walnut Street
                            Cincinnati, Ohio 45202
                         www.countrywideinvestments.com

(C) 1999 Countrywide Investments, Inc. Trade/Service marks are the property of Countrywide Credit Industries, Inc. and/or its subsidiaries.

PART C.         OTHER INFORMATION
------          -----------------
Item 23.          Exhibits
-------           --------


    (a)(i)           ARTICLES OF INCORPORATION
                     Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

       (ii) Amendment No. 1, dated May 25, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

       (iii) Amendment No. 2, dated July 31, 1996, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

       (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

    (b)              BYLAWS
                     Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, are hereby incorporated by reference.


     (c)             INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS

                     Article IV Of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

                     LIQUIDATION.   In event of the liquidation or
                     dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust.

                     VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all shares of each Series shall vote as a single class except as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation. As to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

                     REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption.

                     Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

                     TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

                     Article V of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

                     VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2,
                     (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3,
                     (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and
                     (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) in any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy.

      (d)            INVESTMENT ADVISORY CONTRACTS

         (i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

         (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Intermediate Term Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

         (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Insured Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

         (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

         (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

        (vi) Registrant's Management Agreement with Countrywide Investments, Inc. for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

       (e)         UNDERWRITING CONTRACTS
           (i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to
                   Registrant's  Post-Effective   Amendment  No.  40,  is
                   hereby incorporated by reference.

            (ii)   Form of Underwriter's Dealer Agreement is filed herewith.

      (f)          BONUS OR PROFIT SHARING CONTRACTS
                   None.

      (g)          CUSTODIAN AGREEMENTS
          (i) Custody Agreement with The Fifth Third Bank, the Custodian for the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

         (ii) Custody Agreement with The Huntington Trust Company, N.A., the Custodian for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

      (h)          OTHER MATERIAL CONTRACTS
          (i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. is filed herewith.

         (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. is filed herewith.

         (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, is hereby incorporated by reference.

           (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

      (i)         LEGAL OPINION
                  Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

      (j)         OTHER OPINIONS
                  Consent of  Independent  Auditors  is filed  herewith.

      (k)         OMITTED FINANCIAL STATEMENTS
                  None.

      (l)         INITIAL CAPITAL AGREEMENTS
                  Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.


      (m)         RULE 12B-1 PLAN
           (i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 40, are hereby incorporated by reference.

           (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

          (iii) Form of Administration Agreement for the administration of shareholder accounts is filed herewith.

      (n)         FINANCIAL DATA SCHEDULE
                  Financial Data Schedules were filed as Exhibits to Registrant's Form N-SAR filing.

      (o)         RULE 18f-3 PLAN
                  Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

Item 24.          Persons Controlled by or Under Common Control with the
-------           Registrant
                  -------------------------------------------------------
                  None


Item 25.          INDEMNIFICATION
-------           ---------------
         (a)      Article  VI  of  the Registrant's  Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc.
                  ----------- ------------------------------------------
                  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                  Section 6.5  Advances of Expenses.
                  -----------  --------------------
                  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6  Indemnification Not Exclusive, etc.
                  -----------  -----------------------------------
                  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         (b) The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers and Countrywide Investments, Inc.
                  (the "Adviser") in its capacity as investment adviser and principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement with the Adviser provides that the Adviser, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Adviser's duties or from the reckless disregard by any of such persons of the Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
-------           ADVISER
                  ------------------------------------------------
                  A. Countrywide Investments, Inc. (the "Adviser") is a registered investment adviser providing investment advisory services to the Registrant. The Adviser acts as the investment adviser to four series of Countrywide Strategic Trust and six series of Countrywide Investment Trust, both of which are registered investment companies. The Adviser acts as the subadviser to the Huntington Florida Tax-Free Money Fund series of The Huntington Funds. The Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

                      The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                       *The  address of each  corporation  is 4500 Park  Granada
                        Road, Calabasas, California 91302.

                  (1)    Angelo R. Mozilo - Chairman and a Director of the
                         Adviser.

                     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                     (b) Chairman and a Director of Countrywide Home Loans, Inc.,* a residential mortgage lender, Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services,
                              Inc., a registered transfer agent,  CW Fund
                              Distributors, Inc., a registered broker-dealer, Countrywide Servicing Exchange,* a loan servicing broker and Countrywide Capital Markets, Inc.,* a holding company.

                     (c) Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc.,* a holding company which provides
                              residential    mortgages    and    ancillary
                              financial products and services.

                     (d) A Director of CTC Real Estate Services Corporation,* a foreclosure trustee and CCM Municipal Services, Inc.,* a tax lien purchaser.

                     (e) A Director of LandSafe, Inc.* and Chairman and a director of various subsidiaries of LandSafe, Inc. which provide residential mortgage title and closing services.

            (2)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (3)      Andrew S. Bielanski - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc.,* an insurance agency, Countrywide Insurance Services, Inc.,* an insurance agency and Countrywide Insurance Group,* an insurance services holding company.

                     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

            (4)      Thomas H. Boone - A Director of the Adviser.

                     (a)      A   Director   of   Countrywide    Financial
                              Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc., Countrywide Tax Services Corporation,* a residential mortgage tax service provider, Countrywide Lending Corporation,* a lending institution, Countrywide Insurance Services, Inc. and Countrywide Insurance Group, Inc.

                     (b) Managing Director - Portfolio Services of Countrywide Credit Industries,
                              Inc. and Managing Director - Chief Loan
                              Administration Officer of Countrywide Home
                              Loans, Inc.

                     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                     (d) CEO and a Director of CTC Real Estate Services Corporation.

                     (e) Chairman and Chief Executive Officer of Countrywide Field Services Corporation,* a foreclosure property maintenance provider.

                     (f) Chairman and Director of Countrywide Realty Partners, Inc.,* a real estate marketing firm.

                     (g) President and Director of Countrywide International Holdings, Inc.,* a holding company.

           (5)      Marshall M. Gates - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Directnet Insurance Agency, Inc., Countrywide Insurance Services, Inc. and Countrywide Insurance Group, Inc.

                     (b) Managing Director - Developing Markets of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                     (d) Chief Operating Officer and Director of Landsafe, Inc. and various LandSafe subsidiaries.

            (6) William E. Hortz - Executive Vice President and Director of Sales of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Executive Vice President of Countrywide Financial Services, Inc.

                     (c)      President of Peregrine Asset Management (USA),
                              4 Embarcadero Center, San Francisco, California, 94111, an investment adviser, until 1998.

            (7) Maryellen Peretzky - Senior Vice President, Chief Operating Officer and Secretary of the Adviser.

                     (a) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust

                     (b) Senior Vice President and Secretary of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (c) Assistant Secretary of The Gannett Welsh & Kotler Funds, Firsthand Funds and the Dean Family of Funds.

             (8) John J. Goetz - First Vice President and Chief Investment Officer- Tax-Free Fixed Income of the Adviser.

             (9) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity of the Adviser

            (10) Margaret D. Weinblatt - First Vice President and Chief Investment Officer-Taxable Fixed Income of the Adviser.

                     (a) President and Chief Investment Officer of Copernicus Asset Management, Ltd., 730
                              Fifth Avenue, New York, New York until 1998.

            (11) Sharon L. Karp - First Vice President-Marketing of the Adviser.

            (12) Terrie A. Wiedenheft - First Vice President, Chief Financial Officer and Treasurer of the Adviser.

                     (a) First Vice President, Chief Financial Officer and Treasurer of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (13) Scott Weston - Assistant Vice President-Investments of the Adviser.

Item 27        Principal Underwriters
-------        ----------------------
                  (a) Countrywide Investments, Inc. also acts as underwriter for Countrywide Strategic Trust and Countrywide Investment Trust. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                                  POSITION           POSITION
                                                    WITH                WITH
                  (b)      NAME                   UNDERWRITER        REGISTRANT
                           -----                  -----------        ----------
                   *       Angelo R. Mozilo         Chairman and      Chairman/
                                                    Director          Trustee

                           Robert H. Leshner        President         President/
                                                    and Director      Trustee

                    *      Andrew S. Bielanski      Director          None

                    *      Thomas H. Boone          Director          None

                    *      Marshall M. Gates        Director          None

                           Maryellen Peretzky       Senior Vice       Vice
                                                    President &       President
                                                    Secretary

                           William E. Hortz         Executive Vice    Vice
                                                    President &       President
                                                    Director of Sales

                           John J. Goetz            First Vice        None
                                                    President and
                                                    Chief
                                                    Investment
                                                    Officer - Tax-Free
                                                    Fixed Income

                           Susan F. Flischel        First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Equity

                           Margaret D. Weinblatt    First Vice        None
                                                    President &
                                                    Chief Investment
                                                    Officer - Taxable
                                                    Fixed Income

                           Sharon L. Karp           First Vice        None
                                                    President-
                                                    Marketing

                           Terrie A. Wiedenheft     First Vice        None
                                                    President
                                                    & Treasurer

                           Scott Weston             Assistant Vice    None
                                                    President-
                                                    Investments

            (c)     None

Item 28.            LOCATION OF ACCOUNTS AND RECORDS
-------             --------------------------------
                     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 29.            MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B
-------             -----------------------------------------------------
                     None.

Item 30.            UNDERTAKINGS
-------             ------------


           (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or
                    controlling   person   of  the   Registrant   in  the
                    successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling
                    person  in  connection  with  the  securities   being
                    registered,   the  Registrant  will,  unless  in  the
                    opinion of its counsel the matter has been settled by
                    controlling   precedent,   submit   to  a  court   of
                    appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            (b) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                       (i) provide such  Petitioning  Shareholders  with
                    access to a list of the names and addresses of all shareholders of the Registrant; or

                       (ii) inform such Petitioning  Shareholders of the
                    approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 2nd day of September, 1999.

                                             COUNTRYWIDE TAX-FREE TRUST

                                                 /s/ Tina D. Hosking
                                              By:---------------------------
                                                 Tina D. Hosking,
                                                 Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 2nd day of September, 1999.


*ANGELO R. MOZILO                        Chairman
                                         and Trustee

/s/ Robert H. Leshner
---------------------                    President
ROBERT H. LESHNER                        and Trustee


/s/ Theresa M. Samocki
----------------------                   Treasurer
THERESA M. SAMOCKI


*DONALD L. BOGDON, M.D.                  Trustee

*HOWARD J. LEVINE                        Trustee

*H. JEROME LERNER                        Trustee

*FRED A. RAPPOPORT                       Trustee

*OSCAR P. ROBERTSON                      Trustee

*JOHN F. SEYMOUR, JR.                    Trustee

*SEBASTIANO STERPA                       Trustee


By: /s/ Tina D. Hosking
    -------------------
    TINA D. HOSKING
    Attorney-in-Fact*
    September 2, 1999